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Index to Financial Statements

As filed with the Securities and Exchange Commission on July 22, 2011

Securities Act File No. 333-172733

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
	☒	Pre-effective Amendment No. 3
	☐	Post-effective Amendment No.

CRESCENT CAPITAL FINANCE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

11100 Santa Monica Boulevard, Suite 2000
Los Angeles, CA 90025
(Address of Principal Executive Offices)

(310) 235-5900
(Registrant's Telephone Number, Including Area Code)

Michael Parks
Crescent Capital Finance Group, Inc.
11100 Santa Monica Boulevard, Suite 2000
Los Angeles, CA 90025
(Name and Address of Agent for Service)

Copies to:

Carl A. de Brito, Esq. Thomas J. Friedmann, Esq. Richard Horowitz, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036 (212) 698-3500	Jay L. Bernstein, Esq. Andrew S. Epstein, Esq. Clifford Chance US LLP 31 West 52nd Street New York, NY 10019 (212) 878-8000

        Approximate date of proposed public offering:    As soon as practicable after the effective date of this Registration Statement.

        If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

        It is proposed that this filing will become effective (check appropriate box):

    ☐ when declared effective pursuant to section 8(c).

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS                        Subject to completion                        July 22, 2011

                  Shares

Crescent Capital Finance Group, Inc.

Common stock

We are an externally managed, closed-end, non-diversified management investment company that intends to file an election to be regulated as a business development company under the Investment Company Act of 1940 and as a regulated investment company for U.S. federal income tax purposes. Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through debt and related equity investments in lower-middle-market companies.

CCFG Advisors, LLC will serve as our investment adviser. Crescent Capital Administration, LLC will serve as our administrator. CCFG Advisors, LLC and Crescent Capital Administration, LLC are affiliated with Crescent Capital Group LP, a leading lender to middle-market companies and a manager of below-investment grade credit assets with approximately $10 billion of assets under management as of January 1, 2011. Crescent Capital Group is a successor to the business of Crescent Capital Corporation and the leveraged finance group of The TCW Group, Inc. See "The Company—About Crescent Capital Group."

This is an initial public offering of our shares of common stock. All of the                        shares of common stock offered by this prospectus are being sold by us.

Our shares of common stock have no history of public trading. We currently expect that the initial public offering price per share of our common stock will be between $            per share and $            per share. We expect to apply to have our common stock listed on The New York Stock Exchange under the symbol "CCFG". Assuming an initial offering price per share of $            (the midpoint of the estimated initial public offering price range), purchasers of shares of common stock in this offering will experience immediate dilution of approximately $            per share. See "Dilution." Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in this offering.

At or prior to the closing of this offering, we will sell to CCFG Advisors, LLC, certain of its affiliates, certain of our officers, directors and employees, or entities owned by, or family trusts for the benefit of, such persons, and certain other persons or entities designated by Crescent Capital Group LP in a separate private placement $            in shares of our common stock at a price per share equal to $                . No underwriting discounts or commissions will be paid in respect of these shares.

Investing in our common stock involves a high degree of risk. Before buying any shares, you should read the discussion of the material risks of investing in our common stock in "Risk Factors" beginning on page 21 of this prospectus.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. The SEC also maintains a website at http://www.sec.gov that contains such information. This information will also be available free of charge by contacting us at 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025, Attention: Investor Relations, or by calling us collect at (310) 235-5900 or on our website at www.ccfgbdc.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per share	Total

Public offering price	$	$

Sales load (underwriting discounts and commissions)(1)	$	$

Proceeds to us, before expenses(2)	$	$

(1)
CCFG Advisors, LLC will pay to the underwriters a portion of the sales load in the amount of $2.0 million, or $        per share, for a net sales load of $        per share. We will be obligated to pay this amount to CCFG Advisors, LLC (a) if during any four consecutive calendar quarter-periods ending on or after the one year anniversary of the date of the closing of the offering, our pre-incentive fee net investment income equals or exceeds 1.75% (7.0% annualized) of our net assets at the beginning of such period (as adjusted for any issuances or repurchases of shares of our common stock) or (b) upon our liquidation. If one or more of these events does not occur on or before the third anniversary of the closing of this offering, we will not be obligated to pay this amount.
(2)
We estimate that we will incur offering expenses of approximately $            , or approximately $            per share, in connection with this offering. Stockholders will indirectly bear all of these expenses as investors in Crescent Capital Finance Group, Inc., and these expenses will reduce the net asset value of each investor's shares. We estimate that the net proceeds to us after expenses (excluding a portion of the sales load in the amount of $2,000,000 that CCFG Advisors, LLC has agreed to pay to the underwriters) will be $            , or $            per share.

In addition, the underwriters may purchase up to an additional                        shares of our common stock at the public offering price, less the sales load, to cover over-allotments, if any, within 30 days from the date of this prospectus. If the underwriters exercise this option in full, the total sales load will be $            , and total proceeds, before expenses, will be $            .

The underwriters are offering the common stock as set forth in "Underwriting." Delivery of the shares will be made on or about                        , 2011.

UBS Investment Bank	Morgan Stanley	Credit Suisse
RBC Capital Markets

Janney Montgomery Scott	JMP Securities

The date of this prospectus is                        , 2011

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations, cash flows and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

Through and including                        , 2011 (25 days after the date of the prospectus), U.S. federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers' obligations to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

i

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the more detailed information set forth under "Risk Factors" and the other information included in this prospectus carefully.

Except as otherwise indicated, the terms:

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"we," "us," "our" and "Crescent Capital Finance Group" refer to Crescent Capital Finance Group, Inc., a Delaware corporation;

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"CCFG Advisors" refers to our investment adviser, CCFG Advisors, LLC, a Delaware limited liability company;

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"Crescent Capital Administration" refers to our administrator, Crescent Capital Administration, LLC, a Delaware limited liability company; and

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"Crescent Capital Group" refers (unless the context otherwise requires), collectively, to the team, activities and operations of Crescent Capital Group LP, a Delaware limited partnership which employs all of Crescent Capital Group's investment professionals, as well as its predecessors and CCFG Advisors, Crescent Capital Administration and their respective affiliates.

Crescent Capital Finance Group

We are an externally managed, closed-end, non-diversified management investment company that intends to file an election to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act, and as a regulated investment company, or RIC, for U.S. federal income tax purposes. We were recently formed to originate and invest primarily in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as related equity securities of private U.S. lower-middle-market companies, which we define as companies with earnings before interest, taxes, depreciation and amortization, or EBITDA, of less than $40 million. The companies in which we intend to invest will typically be highly leveraged, and, in most cases, will not be rated by national rating agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (i.e., below BBB or Baa, respectively) from the national rating agencies of Standard & Poor's Financial Services LLC, or Standard & Poor's, and Moody's Investor Services, Inc., or Moody's. Our investment activities will be managed by our investment adviser, CCFG Advisors, a subsidiary of Crescent Capital Group, a leading lender to middle-market companies and a manager of below-investment grade credit assets with approximately $10 billion of assets under management and 51 investment professionals as of January 1, 2011.

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation by:

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accessing the extensive origination channels that have been developed and established by Crescent Capital Group;

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originating investments in what we believe to be companies with strong business fundamentals, generally within our core lower-middle-market company focus;

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working with private equity firms and other financial intermediaries (i.e., commercial banks, investment banks and other financial services firms), including those with whom Crescent Capital Group has invested in the past to source investment opportunities;

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applying the disciplined underwriting standards of Crescent Capital Group; and

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capitalizing upon the experience and resources of Crescent Capital Group to monitor our investments.

Prior to this offering, we expect to enter into a portfolio acquisition agreement with an entity owned by an institutional investor, or the Seller, pursuant to which we will agree to purchase certain corporate bonds and secured loans, or the Portfolio, from the Seller. Pursuant to this agreement, we will agree to purchase the Portfolio for a purchase price of approximately $             million in cash. The Portfolio consists of debt investments with an aggregate fair value as of May 31, 2011 of approximately $74.0 million, comprised of $50.0 million of corporate bonds and $24.0 million of secured loans, plus $1.1 million in accrued interest. As of March 31, 2011, there had not been a payment default under any loan or bond in the Portfolio, and no borrower under or issuer of such a loan or bond had been subject to bankruptcy proceedings during the time the Seller held such loan or bond. We intend to use a portion of the net proceeds of this offering and the private placement described herein to complete this acquisition of the Portfolio promptly following the closing of this offering. We intend to engage an independent valuation firm to provide positive assurance with respect to the fair value of the investments in the Portfolio. Consents may be required with respect to the transfer and/or assignment of certain of the secured loans in the Portfolio. If required, we expect to obtain these consents shortly following the closing of this offering; however, we cannot assure you that we will be able to do so.

Although the Portfolio is comprised primarily of secured loans and corporate bonds, going forward we intend to utilize Crescent Capital Group's expertise in middle market lending to pursue a strategy focused on originating and investing primarily in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as related equity securities of private U.S. lower-middle-market companies. Accordingly, over time we expect that secured loans and corporate bonds will represent a smaller percentage of our investment portfolio, as these investments are repaid or sold and we acquire other loans and securities in accordance with our investment strategy. We expect that our debt investments will typically range between $3 million and $20 million each. In some cases, we anticipate that we will have opportunities to make equity co-investments or receive warrants to purchase equity securities in portfolio companies. We expect that the size of our individual investments will vary proportionally with the size of our capital base but will remain within the concentration and diversification limits imposed on RICs by the Internal Revenue Code of 1986, as amended, or the Code, and the concentration limits imposed on BDCs by the 1940 Act.

Our Adviser

Our investment activities will be managed by our investment adviser, CCFG Advisors, which will be responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. CCFG Advisors was formed in March 2011 and is a registered investment adviser under the Investment Advisers Act of 1940, or the Advisers Act. We have entered into an investment advisory agreement with CCFG Advisors, or the Investment Advisory Agreement, pursuant to which we have agreed to pay CCFG Advisors a base management fee and an incentive fee for its services. See "Management Agreements—Management Fee and Incentive Fee" for a discussion of the base management fee and incentive fee payable by us to CCFG Advisors. Our base management fee is based on the value of our gross assets and, therefore, CCFG Advisors will benefit when we incur debt or use leverage.

CCFG Advisors has entered into a resource sharing agreement, or the Resource Sharing Agreement, with Crescent Capital Group pursuant to which Crescent Capital Group will provide CCFG Advisors with experienced investment professionals (including the members of CCFG Advisors' investment committee) and access to the resources of Crescent Capital Group so as to enable CCFG Advisors to fulfill its obligations under the Investment Advisory Agreement. Through the Resource Sharing Agreement, CCFG Advisors intends to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Crescent Capital Group's investment professionals. Crescent Capital Group will be obligated to allocate investment opportunities among us and its other clients fairly and equitably over time in accordance with its allocation policy.

We have also entered into an administration agreement, or the Administration Agreement, with Crescent Capital Administration, an affiliate of Crescent Capital Group, pursuant to which Crescent Capital Administration will provide the administrative services necessary for us to operate, and we will utilize Crescent Capital Administration's office facilities, equipment and recordkeeping services. Pursuant to the Administration Agreement, Crescent Capital Administration has agreed to oversee our public reporting requirements and tax reporting and monitor our expenses and the performance of professional services rendered to us by others. See "Management Agreements—Administration Agreement" for a discussion of this arrangement. We will pay the fees associated with this and other outsourced arrangements on a direct basis without incremental profit to our administrator, Crescent Capital Administration.

About Crescent Capital Group

Crescent Capital Corporation, a predecessor to the business of Crescent Capital Group, was formed in 1991 as an asset management firm specializing in below-investment grade debt securities. In 1995, the principals and portfolio managers of Crescent Capital Corporation (including Mark Attanasio and Jean-Marc Chapus) joined and became the leveraged finance group of The TCW Group, Inc., or TCW, an asset manager with more than $115 billion in assets under management as of December 31, 2010. Crescent Capital Group, an independent, employee-owned asset management firm and a registered investment adviser under the Advisers Act, was formed for the purpose of transitioning the management of TCW's leveraged finance group and the asset management business of the group from TCW to Crescent Capital Group, which occurred in January 2011 under the leadership of Messrs. Attanasio and Chapus. As a result of this transition, the team at Crescent Capital Group, through sub-advisory and other arrangements with TCW, continues to manage $10 billion of assets previously managed by TCW's leveraged finance group.

Our Chief Executive Officer, Michael Parks, joined TCW's leveraged finance group in 2000 as a portfolio manager and currently heads Crescent Capital Group's special situations funds, which had approximately $667 million of assets under management and nine dedicated investment professionals as of January 1, 2011. Along with Messrs. Attanasio and Chapus, Mr. Parks is a member of CCFG Advisors' investment committee. Previously, Mr. Parks was the chief executive officer and chief investment officer of Aurora National Life Assurance Company, a privately owned life insurance company which had over $4 billion in assets and in excess of 200 employees.

Crescent Capital Group focuses its investment and credit management activities on below-investment grade debt, including bank loans, high-yield bonds, subordinated debt (which often includes related equity interests) and middle-market distressed debt securities. Since inception, Crescent Capital Group has managed capital on behalf of institutional investors through managed accounts, private investment funds and structured investment vehicles. Accordingly, Crescent Capital Group has extensive experience originating and managing below-investment grade debt investments across multiple strategies and over numerous market cycles. Crescent Capital Group's leading position in the market was recognized by Private Equity International Magazine, which named Crescent Capital Group "The Best Mezzanine Firm in North America" for 2008 and 2009. These awards do not constitute an endorsement by Private Equity International Magazine of the securities being offered by this prospectus.

As of January 1, 2011, Crescent Capital Group had approximately $10 billion of assets under management, including $3.4 billion in bank loans, $1.4 billion in public high yield bonds, $4.6 billion in mezzanine debt investments and $667 million in special situations/distressed investments. In the bank loan strategy, Crescent Capital Group manages collateralized loan obligation funds, as well as separate accounts and private investment funds, that invest primarily in secured loans, in both the new issue and secondary markets, of companies with EBITDA generally above $100 million. In the public high-yield bond strategy, Crescent Capital Group primarily manages separate accounts that invest in publicly traded and Rule 144A unsecured debt securities of companies with EBITDA generally above $100 million. In the mezzanine debt strategy, Crescent Capital Group has managed five private investment funds and several separate accounts over the past 18 years for investments primarily in negotiated subordinated debt securities, frequently with private-equity sponsors, issued in connection with leveraged buy-out transactions, acquisitions and refinancing transactions, and often with related equity securities. In this strategy, Crescent Capital Group currently concentrates its investment activities primarily in companies with EBITDA above $50 million.

Market Opportunity

We intend to originate and invest primarily in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as related equity securities of private U.S. lower-middle-market companies. We believe the environment for investing in lower-middle-market companies is attractive for several reasons, including:

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Reduced availability of capital for lower-middle-market companies as a result of the significant recent economic downturn and recent regulatory changes, including the adoption of the Dodd-Frank Financial Reform Act, or the Dodd-Frank Act, and the introduction of new international capital and liquidity requirements under the Basel III Accords, or Basel III, among other factors;

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Robust demand for debt capital due to a large amount of undrawn capital commitments raised by private equity firms from 2006 through 2010, and the maturation of a high volume of senior secured and high yield debt that was originated in the calendar years 2004 through 2007;

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Attractive deal pricing and structures of lower-middle-market debt investments, as compared to larger, liquid public debt financings; and

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Our experience with, and ability to undertake, the more specialized lending requirements necessary to successfully lend to lower-middle-market companies.

Competitive Strengths

We believe that we have the following competitive strengths relative to other financing providers:

Experienced Investment Team.    Through our investment adviser, CCFG Advisors, we will have access to the experience and expertise of Crescent Capital Group's investment professionals. Crescent Capital Group has 20 years of below-investment grade credit investment history, with extensive expertise originating, structuring and managing loans and debt securities through multiple market cycles. Crescent Capital Group's team of investment professionals are proven and experienced, with extensive capabilities in leveraged credit investing, having participated in these markets for the predominant portion of their careers.

Recognized Market Leadership and Strong Transaction Origination.    Since 1991, separate accounts and funds managed or advised by Crescent Capital Group have consistently been active participants in middle-market credit, which has allowed Crescent Capital Group to develop a reputation as a leading, reliable provider of secured and unsecured debt capital. Crescent Capital Group generates these opportunities from its long-standing relationships with private equity sponsors, placement agents, investment banks, management groups and other financial institutions and intermediaries. We believe that the reputation and demonstrated ability of Crescent Capital Group to complete transactions will enhance the quantity and quality of investment opportunities available to us through our investment adviser, CCFG Advisors.

Established, Research-Focused Investment Process.    Through two decades of investing, Crescent Capital Group has developed an extensive investment review process. Crescent Capital Group maintains a credit research team consisting of experienced investment professionals from disciplines encompassing investment banking, high yield and equity research, corporate and bankruptcy law and accounting.

Crescent Capital Group's investment process and the depth and experience of its investment team allow it to conduct the type of due diligence that enables it to identify and evaluate risks and opportunities. Evaluation of investment opportunities begins with fundamental credit-focused company and industry research and, in Crescent Capital Group's private fund strategies, culminates in a formal review by each fund's investment committee. This research and investment committee review process will be applied to all of our potential investments through our investment adviser, CCFG Advisors, and its investment committee comprised of Mark Attanasio, Jean-Marc Chapus and Michael Parks.

Demonstrated Ability to Structure Investments Creatively.    Over its history, Crescent Capital Group has been able to create investment opportunities across a company's capital structure. The resulting investments include secured and unsecured debt, including senior notes, subordinated debt and related equity securities. Furthermore, we believe that current market conditions will allow us to structure attractively priced debt investments and may allow us to incorporate other return-enhancing mechanisms such as commitment fees, original issue discounts, early redemption premiums, payment-in-kind, or PIK, interest or some form of equity securities. We believe that Crescent Capital Group's investment structuring capabilities should provide us with an advantage relative to many of our competitors, who we believe do not possess similar structuring experience and capabilities.

Resources of Crescent Capital Group Platform.    Through our investment adviser, CCFG Advisors, we will have access to the resources and capabilities of Crescent Capital Group, which as of January 1, 2011, had 51 investment professionals, including 26 senior investment professionals, and a full support staff for finance/accounting and back-office activities. We expect to benefit from Crescent Capital Group's investment professionals' specific industry expertise as well as its dedicated credit trading professionals' knowledge of market pricing and trends. We also expect to benefit from Crescent Capital Group's substantial market presence and its due diligence, credit analysis, origination and transaction execution experience and capabilities.

Operating and Regulatory Structure

Our investment activities will be managed by CCFG Advisors under the direction of our board of directors, a majority of whom are independent of us, Crescent Capital Group and CCFG Advisors.

As a BDC, we will be required to comply with certain regulatory requirements. For example, while we are permitted to finance investments using leverage, which may include the issuance of notes, other borrowings or the issuance of shares of preferred stock, our ability to use leverage will be limited in significant respects. See "Regulation." Any decision on our part to use leverage will depend upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. The use of leverage to finance investments creates certain risks and potential conflicts of interest. See "Risk Factors—Risks Relating to our Business and Structure—Regulations governing our operation as a BDC affect our ability to and the way in which we raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage," and "Risk Factors—Risks Relating to our Business and Structure—We may finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us."

Also, as a BDC, we will be generally prohibited from acquiring assets other than "qualifying assets" unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of "eligible portfolio companies," cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Under the 1940 Act and the rules thereunder, "eligible portfolio companies" include (1) private domestic operating companies, (2) public domestic operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange) or registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and (3) public domestic operating companies having a market capitalization of less than $250 million. Public domestic operating companies whose securities are quoted on the over-the-counter bulletin board or through Pink Sheets LLC are not listed on a national securities exchange and therefore are eligible portfolio companies. See "Regulation."

We intend to elect to be treated for U.S. federal income tax purposes as a RIC under the Code. In order to be treated as a RIC, we must satisfy certain source-of-income, asset diversification and distribution requirements. See "Material U.S. Federal Income Tax Considerations."

SBIC License

Principals of Crescent Capital Group may apply for a license to form a Small Business Investment Company, or SBIC. If they do apply, and if the application is approved and the Small Business Administration, or SBA, so permits, the SBIC license will be transferred to a wholly-owned subsidiary of ours. The SBIC subsidiary would be allowed to issue SBA-guaranteed debentures up to a maximum of $150 million under current SBIC regulations, subject to required capitalization of the SBIC subsidiary and other requirements. SBA guaranteed debentures generally have longer maturities and lower interest rates than other forms of debt that may be available to us and we believe therefore would represent an attractive source of debt capital.

Conflicts of Interests

We may have conflicts of interest arising out of the investment advisory activities of Crescent Capital Group, including those described below.

Our investment strategy includes investments in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as related equity securities of private U.S. lower-middle-market companies. Persons affiliated with Crescent Capital Group also manage, and in the future may manage, other investment funds, accounts or investment vehicles that invest or will invest in assets eligible for purchase by us. Our investment policies, fee arrangements and other circumstances may vary from those of other investment funds, accounts or investment vehicles managed by Crescent Capital Group. Generally, when a particular investment would be appropriate for us as well as one or more other investment funds, accounts or investment vehicles managed by Crescent Capital Group, such investment will be apportioned by Crescent Capital Group in accordance with (1) its internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. Such apportionment may not be strictly pro rata, depending on the good faith determination of all relevant factors, including differing investment objectives, diversification considerations and the terms of our or the respective governing documents of such investment funds, accounts or investment vehicles. These procedures could, in certain circumstances, limit whether or not a co-investment opportunity is available to us, the timing of acquisitions and dispositions of investments, the price paid or received by us for investments or the size of the investment purchased or sold by us.

TCW/Crescent Mezzanine Partners V, L.P., or Fund V, a private investment limited partnership, is a fund managed by Crescent Capital Group that invests in mezzanine debt securities and related equity securities. Crescent Mezzanine Partners VI, L.P., or Fund VI and, together with Fund V and any successor funds, the Private Funds, is a newly formed private investment limited partnership that we expect will have a similar investment strategy to Fund V. As we expect some of our investments to be in subordinated debt securities and related equity securities, there is a potential that we will compete with these funds, and other entities managed by Crescent Capital Group, for capital and investment opportunities. Fund V's partnership agreement grants Fund V a priority investment right with respect to certain mezzanine debt investment opportunities. This priority investment right, or the Priority Investment Right, is limited to Mezzanine Investments, which are defined as investments in subordinated debt securities (other than publicly registered or Rule 144A securities) that are issued (1) with equity participation rights in the issuer or its affiliates and (2) for the purpose of financing leveraged buyout transactions, management-led or board-approved acquisitions, growth capital, and recapitalizations. We expect that the partnership agreement for Fund VI (and successor funds) will include a similar Priority Investment Right in favor of Fund VI (and any successor fund) and will have a similar definition of Mezzanine Investments.

As a result of the Priority Investment Right, some investment opportunities introduced to Crescent Capital Group may not be available to us if any of the Private Funds subscribes for such investment opportunity. However, we do not believe that the Priority Investment Right will have an adverse impact on our investment activity. Subordinated securities, including those that are subject to the Priority Investment Right, are a part of, but not the primary focus of, our investment strategy. Further, our primary target investment market consists of companies with EBITDA of less than $40 million, which are not the primary focus of the investment strategies for the Private Funds. For example, none of the investments by Fund V, and only 6.1% of the investments by the fund prior to Fund V, have been in companies with EBITDA of less than $40 million at the time of the investment. In addition, Fund V's investments for which the Priority Investment Right applies have generally been greater than $50 million each, which is larger than the size of investments we expect to make. In the event that an investment opportunity in Mezzanine Investments exceeds the desired investment commitment of the Private Funds, there may be a co-investment opportunity available to us, subject to any legal restrictions imposed by the 1940 Act (as described below).

We may invest alongside Crescent Capital Group's investment funds, accounts and investment vehicles in certain circumstances where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. Therefore, we generally will only be permitted to co-invest with such investment funds, accounts and investment vehicles where the only term that is negotiated is price. However, we and Crescent Capital Group intend to submit an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with investment funds, accounts and investment vehicles managed by Crescent Capital Group in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. There can be no assurance that we will receive exemptive relief from the SEC to permit us to co-invest with Crescent Capital Group's investment funds, accounts and investment vehicles where terms other than price are negotiated. See "Related Party Transactions and Certain Relationships."

In the absence of exemptive relief by the SEC, we will not be permitted to invest in securities of an issuer where entities advised by Crescent Capital Group have invested in different securities of that issuer. When we invest alongside investment funds, accounts and investment vehicles advised by Crescent Capital Group, we expect to make such investments consistent with Crescent Capital Group's allocation policy, which generally requires that such opportunities be offered to eligible investment funds, accounts and investment vehicles on a basis that is fair and equitable over time. See "Related Party Transactions and Certain Relationships."

Crescent Capital Group may from time to time incur expenses in connection with investments to be made on our behalf and on behalf of other investment funds, accounts and investment vehicles managed by Crescent Capital Group. Crescent Capital Group will allocate such expenses on an equitable basis, subject to oversight by our board of directors.

Crescent Capital Group may adopt other policies and procedures to address other conflicts in order to satisfy requirements of the Employee Retirement Income Security Act, if applicable. These procedures could, in certain circumstances, adversely affect the price paid or received by us or the size of the investment purchased or sold by us (including prohibiting us from purchasing a position) or may limit the rights that we may exercise with respect to an investment.

Except as otherwise permitted by law, we will not be allowed to make investments in which Crescent Capital Group has a direct interest, outside of accounts or funds it manages on behalf of others.

As described under the caption "Prospective Portfolio," prior to this offering, we expect to enter into a portfolio acquisition agreement with the Seller pursuant to which we will agree to purchase the Portfolio from the Seller. TCW Asset Management Company, or TAMCO, serves as the Seller's investment adviser and managing member, while Crescent Capital Group currently serves as the Seller's sub-adviser. All decisions by the Seller with respect to the sale of the Portfolio and the terms of such sale will be made by the one member of the Seller's two-member investment committee who is not affiliated with Crescent Capital Group. Neither Crescent Capital Group nor the other member of the Seller's investment committee (who is an affiliated person of Crescent Capital Group) will participate in any decision by the Seller with respect to the sale of the Portfolio or the terms of such sale. Crescent Capital Group will not receive any benefit from the sale of the Portfolio.

Corporate Information

Our principal executive offices are located at 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025, and our telephone number is (310) 235-5900. Our corporate website is located at www.ccfgbdc.com. Information on our website is not incorporated into or a part of this prospectus.

THE OFFERING

Common stock offered by us	shares, excluding shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.
Private Placement

At or prior to the closing of this offering, we will sell $            in shares of our common stock to CCFG Advisors, certain of its affiliates, certain of our officers, directors and employees, or entities owned by, or family trusts for the benefit of, such persons, and certain other persons or entities designated by Crescent Capital Group, in a separate private placement, which we refer to as the Private Placement, at a price per share equal to $              . We expect to receive the full proceeds of $            million from the sale of these shares, and no underwriting discounts or commissions will be paid in respect of these shares.

Common stock to be outstanding after this offering and the Private Placement

                shares (including            shares purchased in the Private Placement and assuming this offering prices at the midpoint of the estimated initial public offering price range set forth on the cover page of this prospectus), excluding            shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

CCFG Advisors portion of Sales Load

CCFG Advisors has agreed to pay the underwriters a portion of the sales load in the amount of $2.0 million ($            if the underwriters exercise their over-allotment option in full). We will be obligated to pay this amount (a) if during any four consecutive calendar quarter-periods ending on or after the one year anniversary of the closing of the offering, our pre-incentive fee net investment income (as described below) equals or exceeds 1.75% (7.0% annualized) of our net assets at the beginning of such period (as adjusted for any issuances or repurchases of shares of our common stock) or (b) upon our liquidation. If one or more of these events does not occur on or before the third anniversary of the closing of this offering, we will not be obligated to pay this amount. We will pay such amount to CCFG Advisors in cash, and CCFG Advisors has agreed to use such payment to purchase shares of our common stock in the secondary market.

Use of Proceeds

We expect the net proceeds to us from this offering and the Private Placement to be approximately $            million, or approximately $            million if the underwriters exercise their over-allotment option in full, in each case assuming an initial public offering price of $            per share (the midpoint of the estimated initial public offering price range set forth on the cover page of this prospectus) and excluding a portion of the sales load in the amount of $2.0 million ($            if the underwriters fully exercise their over-allotment option) that CCFG Advisors has agreed to pay to the underwriters.

We intend to use $            million of the net proceeds of this offering (after expenses of the offering of approximately $            million, excluding the portion of the sales load that CCFG Advisors has agreed to pay to the underwriters) and the Private Placement to (1) purchase the Portfolio from the Seller as described in this prospectus under the caption "Prospective Portfolio" and (2) invest the balance of the net proceeds in portfolio companies in accordance with our investment objective and the strategies described in this prospectus and for general corporate purposes. Pending such investments, we intend to invest the net proceeds of this offering and the Private Placement primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See "Use of Proceeds."

Investment Advisory Agreement

We will pay CCFG Advisors a fee for its services under the Investment Advisory Agreement. This fee consists of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2% of our gross assets (excluding cash and cash equivalents but including assets purchased with borrowed funds or other forms of leverage). The base management fee will be payable quarterly in arrears. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper maturing within one year of purchase.

The incentive fee consists of two parts. The first part, which is calculated and payable quarterly in arrears, equals 20% of our "pre-incentive fee net investment income" for the immediately preceding quarter, subject to a hurdle rate of 2% per quarter (8% annualized), or the Hurdle, and is subject to a "catch-up" feature. The second part is calculated and payable in arrears as of the end of each calendar year (or, upon termination of the Investment Advisory Agreement, as of the termination date) and equals 20% of our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. See "Management Agreements—Management Fee and Incentive Fee."

Pre-incentive fee net investment income means interest income, distribution income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during each calendar quarter, minus our operating expenses for such quarter (including the base management fee, expenses payable under the Administration Agreement and any interest expense and distributions paid on any issued and outstanding debt or preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a Hurdle of 2% per quarter (8% annualized), subject to a "catch-up" provision incurred at the end of each calendar quarter. Our net pre-incentive fee investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee.

As discussed under "Management Agreements—Management Fee and Incentive Fee—Payment of Incentive Fee in Stock", we have agreed that, if we receive SEC exemptive relief, as to which there can be no assurance, we will pay 50% of the net after-tax incentive fee earned by CCFG Advisors in the form of shares of our common stock, which will be issued at the greater of the net asset value per share of common stock or the market price per share of common stock on the date of issuance. Until such exemptive relief is granted we will pay the entire incentive fee in cash. See "Risks—Risks Relating to This Offering—Our ability to pay 50% of the net after-tax incentive fee to our investment adviser is contingent on our receipt of exemptive relief from the SEC."

Proposed symbol on the New York Stock Exchange	"CCFG"
Trading at a discount

Shares of closed-end investment companies, including BDCs, frequently trade in the secondary market at a discount to their net asset values. We are not generally able to issue and sell our common stock at a price below our net asset value per share unless we have prior stockholder approval. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. See "Risk Factors."

Distributions	We intend to make quarterly distributions to our stockholders out of assets legally available for distribution. Our quarterly distributions, if any, will be determined by our board of directors.
Taxation

We intend to elect to be treated for U.S. federal income tax purposes as a RIC. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders. To maintain our qualification as a RIC and the associated tax benefits, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and net short-term capital gains, if any, in excess of our net long-term capital losses. See "Distributions."

Leverage

We expect to borrow funds in order to make additional investments. We expect to use this practice, which is known as "leverage," when the terms and conditions are favorable to long-term investing and well aligned with our investment strategy and portfolio composition in an effort to increase returns to our stockholders, but this strategy involves significant risks. See "Risk Factors." With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, does not exceed 200% after such borrowing. The amount of leverage that we employ will depend on CCFG Advisors' and our board of directors' assessment of market and other factors at the time of any proposed borrowing. We do not expect to have any leverage at the closing of this offering.

We executed a commitment letter with ING Capital LLC on May 16, 2011 for a credit facility providing for borrowings of up to $125.0 million, or the Credit Facility, with a targeted initial closing amount of $75.0 million. The closing of the Credit Facility is contingent on a number of conditions including, without limitation, the closing of this offering and the Portfolio acquisition and the negotiation and execution of definitive documents relating to the Credit Facility. If we are successful in securing the Credit Facility, we intend to use borrowings under the Credit Facility to make additional investments and for other general corporate purposes. We cannot assure you that we will be able to enter into the Credit Facility on the terms contemplated by the commitment letter, or at all. See "Risk Factors—Risks Relating to Our Business and Structure—We may be unable to enter into, or may default under the Credit Facility or any future borrowing facility we enter into or be unable to amend, repay or refinance such facility on commercially reasonable terms, or at all, which would have a material adverse effect on our business, financial condition, results of operations and cash flows." Our common stockholders will bear the costs associated with any borrowings under the Credit Facility or otherwise, including increased investment advisory fees payable to CCFG Advisors as a result of such borrowings. See "Obligations and Indebtedness—Credit Facility" for details regarding the Credit Facility.

Dividend reinvestment plan

We have adopted a dividend reinvestment plan for our stockholders, which is an "opt out" dividend reinvestment plan. Under this plan, if we declare a cash distribution to our stockholders, the amount of such distribution will be automatically reinvested in additional shares of our common stock unless a stockholder specifically "opts out" of our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash dividends or other distributions. Stockholders who receive distributions in the form of shares of common stock generally will be subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash, but will not receive any corresponding cash distributions with which to pay any applicable taxes. See "Dividend Reinvestment Plan."

Resource Sharing Agreement

Under the Resource Sharing Agreement entered into between Crescent Capital Group and CCFG Advisors, Crescent Capital Group will provide CCFG Advisors with the resources necessary to fulfill its obligations under the Investment Advisory Agreement. The Resource Sharing Agreement provides that Crescent Capital Group will make available to CCFG Advisors experienced investment professionals and access to the resources of Crescent Capital Group and its affiliates for purposes of evaluating, negotiating, structuring, closing and monitoring our investments.

Administration Agreement

The Administration Agreement requires us to reimburse Crescent Capital Administration for our allocable portion (subject to the review and approval of our board of directors) of overhead and other expenses, including furnishing us with office facilities and equipment and providing clerical, bookkeeping, record keeping and other administrative services at such facilities, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. To the extent that Crescent Capital Administration outsources any of its functions, we will pay the fees associated with such functions on a direct basis, without incremental profit to Crescent Capital Administration. See "Management Agreements—Administration Agreement."

License arrangements

We have entered into a license agreement with Crescent Capital Group under which Crescent Capital Group has granted us a non-exclusive, royalty-free license to use the name "Crescent Capital." For a description of the license agreement, see "Management Agreements—License Agreement."

Custodian and transfer agent

The Bank of New York Mellon will serve as our custodian, and Mellon Investor Services LLC will serve as our transfer and distribution paying agent and registrar. See "Custodian, Transfer and Dividend Paying Agent and Registrar."

Anti-takeover provisions

Certain provisions in our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See "Description of Our Capital Stock."

In addition, our certificate of incorporation provides for a classified board of directors consisting of three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures that we may adopt. See "Description of Our Capital Stock."

Available information

We have filed with the SEC a registration statement on Form N-2, of which this prospectus is a part. This registration statement contains additional information about us and the shares of our common stock being offered by this prospectus. After the completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC's public reference room at 100 F. Street, N.E., Washington, D.C. 20549 and on the SEC's website at http://www.sec.gov. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

We maintain a website at www.ccfgbdc.com and intend to make all of our annual, quarterly and current reports, proxy statements and other information available, free of charge, on or through our website. Information on our website is not incorporated into or part of this prospectus. You may also obtain such information free of charge by contacting us in writing at 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025, Attention: Investor Relations.

Risk Factors

An investment in our common stock is subject to risks. The following is a summary of the principal risks that you should carefully consider before investing in shares of our common stock. In addition, see "Risk Factors" beginning on page 21 of this prospectus to read about factors you should consider before deciding to invest in shares of our common stock.

•       Neither we nor CCFG Advisors has ever operated as or advised a BDC or a RIC, and we may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders

• We are dependent upon key personnel of Crescent Capital Group for our future success and upon CCFG Advisors' access to the investment professionals and partners of Crescent Capital Group

•       Our business model depends to a significant extent upon strong referral relationships. Any inability of Crescent Capital Group to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business

• We may not replicate the historical results achieved by Crescent Capital Group or other entities managed by Crescent Capital Group or members of CCFG Advisors' investment committee
• Our financial condition, results of operations and cash flows will depend on our ability to manage our business effectively
• There are significant potential conflicts of interest that could affect our investment returns
• Conflicts related to obligations Crescent Capital Group or CCFG Advisors' investment committee have to other clients

•       Principals and employees of Crescent Capital Group, including members of CCFG Advisors' investment committee, may, from time to time, possess material non-public information, limiting our investment discretion

•       The incentive fee structure we have with CCFG Advisors and our agreement to pay CCFG Advisors under certain circumstances for the portion of the sales load paid by it may create incentives that are not fully aligned with the interests of our stockholders

• The valuation process for certain of our portfolio holdings creates a conflict of interest
• Conflicts related to other arrangements with Crescent Capital Group and CCFG Advisors' other affiliates
• Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us
• Our ability to sell or otherwise exit investments in which investment funds, accounts or investment vehicles managed by Crescent Capital Group also have an investment may be restricted

• We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses
• We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income

•       Regulations governing our operation as a BDC affect our ability to and the way in which we raise additional capital and, as a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage

• We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us
• To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income
• Adverse developments in the credit markets may impair our ability to borrow money

•       Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments

• We may hold the loans and debt securities of leveraged companies that may, due to the significant operating volatility typical of such companies, enter into bankruptcy proceedings
• Our investments in private and lower-middle-market portfolio companies are risky, and you could lose all or part of your investment
• The lack of liquidity in our investments may adversely affect our business

•       Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation

•       We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer

•       We have not identified all of the portfolio company investments that we expect to acquire and we cannot assure you that we will be able to deploy the proceeds of this offering and the Private Placement within the timeframe we have contemplated

•       If we are unable to obtain consent to the transfer or approval of a loan included in the Portfolio, we will enter into a participation agreement with the Seller pursuant to which we will acquire a beneficial interest in the loan. A participation agreement is not a "qualified asset" and involves contract risks

• Investors in this offering will incur immediate dilution upon the closing of this offering
• Investing in our common stock may involve an above average degree of risk
• The market price of our common stock may fluctuate significantly

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you," "us" or "Crescent Capital Finance Group," or that "we" will pay fees or expenses, common stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)%		(1)
Offering expenses (as a percentage of offering price)%		(2)
Dividend reinvestment plan expenses		(3)

Total Stockholder Transaction Expenses (as a percentage of offering price)		%
Annual Expenses (as percentage of net assets attributable to common stock):
Management Fees	%	(4)

Incentive Fees Payable Under the Investment Advisory Agreement	0.00%	(5)
Interest payments on borrowed funds	%	(6)
Other Expenses	%	(7)
Total Annual Expenses		%

(1)
The underwriting discount and commission with respect to shares of our common stock sold in this offering, which is a one-time fee paid to the underwriters, is the only sales load payable in connection with this offering. CCFG Advisors has agreed to pay the underwriters a portion of the sales load in the amount of $2.0 million ($                if the underwriters exercise their over-allotment option in full). We will be obligated to pay this amount (a) if during any four consecutive calendar quarter-periods ending on or after the one year anniversary of the closing of the offering, our pre-incentive fee net investment income equals or exceeds 1.75% (7.0% annualized) of our net assets at the beginning of such period (as adjusted for any issuances or repurchases of shares of our common stock) or (b) upon our liquidation. If one or more of these events does not occur on or before the third anniversary of the closing of this offering, we will not be obligated to pay this amount. We will pay such amount to CCFG Advisors in cash, and CCFG Advisors has agreed to use such payment to purchase shares of our common stock in the secondary market.

(2)
Amount reflects estimated offering expenses of approximately $             million (excluding the portion of the sales load that CCFG Advisors has agreed to pay to the underwriters, as described in note 1).

(3)
The expenses of the dividend reinvestment plan are included in "Other expenses." See "Dividend Reinvestment Plan."

(4)
Our base management fee, payable quarterly in arrears, is at an annual rate of 2% of our gross assets (other than cash and cash equivalents, but including assets purchased with borrowed amounts or other forms of leverage). For the purposes of this table, we have assumed that we maintain no cash or cash equivalents. We may from time to time decide it is appropriate to change the terms of the Investment Advisory Agreement with the approval of our board of directors. Under the 1940 Act, any material change to our Investment Advisory Agreement must be submitted to stockholders for approval, with the approval of our board of directors. The        % reflected in the table is calculated on our net assets (rather than our gross assets). See "Management Agreements—Management Fee and Incentive Fee."

(5)
We may have capital gains and interest income that could result in the payment of an incentive fee to our investment adviser in the first year after completion of this offering. However, the incentive fee payable to our investment adviser is based on our performance and will not be paid unless we achieve certain goals. As we cannot predict whether we will meet the necessary performance targets, we have assumed an incentive fee of 0% in this table.

The incentive fee consists of two parts:

The first, payable quarterly in arrears, equals 20% of our pre-incentive fee net investment income (including interest that is accrued but not yet received in cash), subject to a 2% quarterly (8% annualized) Hurdle rate and a "catch-up" provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, CCFG Advisors receives no incentive fee until our net investment income equals the hurdle rate of 2% but then receives, as a "catch-up," 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2% in any calendar quarter, CCFG Advisors will receive 20% of our pre-incentive fee net investment income as if a Hurdle rate did not apply.

  The second part, payable annually in arrears, equals 20% of our realized capital gains on a cumulative basis from inception through the end of the fiscal year, if any (or upon the termination of the Investment Advisory Agreement, as of the termination date), computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

  See "Management Agreements—Management Fee and Incentive Fee."

  Subject to receipt of exemptive relief, we will pay 50% of the net after-tax incentive fee earned by CCFG Advisors in the form of shares of our common stock issued at the greater of the net asset value per share of common stock or the market price per share of common stock on the date of issuance.

(6)
We executed a commitment letter with ING Capital LLC on May 16, 2011 for the Credit Facility providing for borrowings of up to $125.0 million, with a targeted initial closing amount of $75.0 million. The closing of the Credit Facility is contingent on a number of conditions including, without limitation, the closing of this offering and the Portfolio acquisition and the negotiation and execution of definitive documents relating to the Credit Facility. If we are successful in securing the Credit Facility we intend to use borrowings under the Credit Facility to make additional investments and for other general corporate purposes. For purposes of this section, we have estimated that we will borrow an amount equal to        % of our net assets under the Senior Credit Facility at an assumed interest rate of        %, which is calculated based upon                                    . Although we do not presently intend to do so during the twelve months following completion of this offering, we may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act.

(7)
Includes organizational expenses and our overhead expenses, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by Crescent Capital Administration. See "Management Agreements—Administration Agreement." "Other expenses" are based on estimated amounts for the current fiscal year.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have $75.0 million of leverage, that none of our assets are cash or cash equivalents and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are not included in the following example.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, we may be obligated in the future to pay to CCFG Advisors the portion of the sales load paid by it. See "Obligations and Indebtedness" for more information. Because we may be required to pay this portion of the sales load in the future, the example assumes inclusion of the sales load of        % in the first year and reinvestment of all dividends and other distributions at net asset value. Further, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the NYSE on the date of distribution.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RISK FACTORS

Investing in our common stock involves a number of significant risks. Before you invest in our common stock, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to our Business and Structure

Neither we nor CCFG Advisors has ever operated as or advised a BDC or a RIC, and we may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders

We were formed in February 2011 and have not maintained any business operations since our formation, and CCFG Advisors was formed in March 2011 and has not maintained any business operations since its formation. As a result of our limited operating history, we are subject to the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

In addition, Crescent Capital Group has never managed a BDC. The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to other investment vehicles managed by Crescent Capital Group. BDCs are required, for example, to invest at least 70% of their total assets primarily in securities of U.S. private or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. Moreover, qualification for taxation as a RIC requires satisfaction of source-of-income, asset diversification and distribution requirements. Neither we, CCFG Advisors nor Crescent Capital Group has any experience operating or advising under these constraints, which may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective.

We are dependent upon key personnel of Crescent Capital Group for our future success and upon CCFG Advisors' access to the investment professionals and partners of Crescent Capital Group

We do not have any internal management capacity or employees. We will depend on the diligence, skill and network of business contacts of the senior professionals of Crescent Capital Group to achieve our investment objective. We expect that these senior professionals will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of our Investment Advisory Agreement. We can offer no assurance, however, that senior professionals of Crescent Capital Group will continue to provide investment advice to us. If these individuals do not maintain their existing relationships with Crescent Capital Group and do not develop new relationships with other sources of investment opportunities available to us, we may not be able to grow our investment portfolio. In addition, individuals with whom the senior professionals of Crescent Capital Group have relationships are not obligated to provide us with investment opportunities. Therefore, we can offer no assurance that such relationships will generate investment opportunities for us.

CCFG Advisors is an affiliate of Crescent Capital Group and will depend upon access to the investment professionals and other resources of Crescent Capital Group to fulfill its obligations to us under the Investment Advisory Agreement. CCFG Advisors will also depend upon such investment professionals to obtain access to deal flow generated by Crescent Capital Group. Under a Resource Sharing Agreement entered into between Crescent Capital Group and CCFG Advisors, Crescent Capital Group has agreed to provide CCFG Advisors with the resources necessary to fulfill its obligations under the Investment Advisory Agreement. The Resource Sharing Agreement provides that Crescent Capital Group will make available to CCFG Advisors experienced investment professionals and access to the resources of Crescent Capital Group for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. Although we are a third party beneficiary of the Resource Sharing Agreement, we cannot assure you that Crescent Capital Group will fulfill its obligations under the agreement. We cannot assure you that CCFG Advisors will enforce the Resource Sharing Agreement if Crescent Capital Group fails to perform, that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of Crescent Capital Group and its affiliates or their information and deal flow.

CCFG Advisors' investment committee, which provides oversight over our investment activities, is provided to us by CCFG Advisors under the Investment Advisory Agreement. CCFG Advisors' investment committee consists of two members of our board of directors, Mark Attanasio and Michael Parks, and one employee of Crescent Capital Group, Jean-Marc Chapus. The loss of any member of CCFG Advisors' investment committee or of other senior professionals of Crescent Capital Group would limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition, results of operations and cash flows.

Our business model depends to a significant extent upon strong referral relationships. Any inability of Crescent Capital Group to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business

We depend upon Crescent Capital Group to maintain its relationships with private equity sponsors, placement agents, investment banks, management groups and other financial institutions, and we expect to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If Crescent Capital Group fails to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom Crescent Capital Group has relationships are not obligated to provide us with investment opportunities, and we can offer no assurance that these relationships will generate investment opportunities for us in the future.

We may not replicate the historical results achieved by Crescent Capital Group or other entities managed by Crescent Capital Group or members of CCFG Advisors' investment committee

Our primary focus in making investments may differ from those of existing investment funds, accounts or other investment vehicles that are or have been managed by members of CCFG Advisors' investment committee or by Crescent Capital Group. For example, while Fund V's portfolio consists primarily of subordinated debt and related equity interests as of December 31, 2010, we intend to pursue an investment strategy that is focused on a more diverse range of assets, consisting primarily of secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as related equity investments. Further, our primary target investment market consists of companies with EBITDA of less than $40 million, which are not the primary focus of the investment strategy for Fund V. We may consider co-investing in portfolio investments with other investment funds, accounts or investment vehicles managed by members of CCFG Advisors' investment committee or by Crescent Capital Group. Any such investments will be subject to regulatory limitations and approvals by directors who are not "interested persons," as defined in the 1940 Act. We can offer no assurance, however, that we will be able to obtain such approvals or develop opportunities that comply with such limitations. We also cannot assure you that we will replicate the historical results achieved by members of CCFG Advisors' investment committee or by Crescent Capital Group, and we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods. Additionally, all or a portion of the prior results may have been achieved in particular market conditions which may never be repeated. Moreover, current or future market volatility and regulatory uncertainty may have an adverse impact on our future performance.

Our financial condition, results of operations and cash flows will depend on our ability to manage our business effectively

Our ability to achieve our investment objective will depend on our ability to manage our business and to grow our investments and earnings. This will depend, in turn, on Crescent Capital Group's ability to identify, invest in and monitor portfolio companies that meet our investment criteria. The achievement of our investment objectives on a cost-effective basis will depend upon Crescent Capital Group's execution of our investment process, its ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. Crescent Capital Group's investment professionals will have substantial responsibilities in connection with the management of other investment funds, accounts and investment vehicles. The personnel of Crescent Capital Group may be called upon to provide managerial assistance to our portfolio companies. These activities may distract them from servicing new investment opportunities for us or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows.

If we are required to pay in cash the amount paid to the underwriters by CCFG Advisors, we may have to realize losses, and the amount that we have available for investment may be reduced

CCFG Advisors has agreed to pay to the underwriters a portion of the sales load in the amount of $2.0 million ($            if the underwriters exercise their over-allotment option in full) with respect to this offering of shares of our common stock. We will be obligated to pay this amount to CCFG Advisors (a) if during any four calendar quarter-period ending on or after the one year anniversary of the closing of the offering, our pre-incentive fee net investment income equals or exceeds 1.75% (7.0% annualized) of our net assets at the beginning of such period (as adjusted for any issuances or repurchases of shares of our common stock) or (b) upon our liquidation. We will pay such amount to CCFG Advisors in cash, and CCFG Advisors has agreed to use such payment to purchase shares of our common stock in the secondary market. If we are obligated to pay this amount to CCFG Advisors in cash while making distributions to our stockholders necessary to maintain our qualification as a RIC and avoid the imposition of federal income and excise taxes, we may have to dispose of a portion of our investments. Any such disposition could result in our realizing losses and reduce the amount that we have available for investment.

There are significant potential conflicts of interest that could affect our investment returns

As a result of our arrangements with Crescent Capital Group, CCFG Advisors and CCFG Advisors' investment committee, there may be times when CCFG Advisors or such persons have interests that differ from those of our stockholders, giving rise to a conflict of interest.

Conflicts related to obligations Crescent Capital Group or CCFG Advisors' investment committee have to other clients

The members of CCFG Advisors' investment committee serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts, or investment vehicles managed by Crescent Capital Group. Similarly, Crescent Capital Group may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. For example, Crescent Capital Group has, and, following this offering, will continue to have management responsibilities for other investment funds, accounts and investment vehicles, including the Private Funds. The Private Funds are private investment funds managed by Crescent Capital Group that invest or expect to invest in mezzanine debt securities and related equity securities. As we expect some of our investments to be in subordinated debt securities, there is a potential that we will compete with these funds, and other entities managed by Crescent Capital Group, for capital and investment opportunities. The partnership agreement of each of the Private Funds grants, or is expected to grant (as applicable), such Private Fund a Priority Investment Right with respect to Mezzanine Investment opportunities. As a result, members of CCFG Advisors' investment committee who are affiliated with Crescent Capital Group will face conflicts in the allocation of investment opportunities among us, the Private Funds and other investment funds, accounts and investment vehicles managed by Crescent Capital Group. Crescent Capital Group intends to allocate investment opportunities among eligible investment funds, accounts and investment vehicles in a manner that is fair and equitable over time and consistent with its allocation policy. However, we can offer no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time. We expect that Crescent Capital Group and CCFG Advisors will agree with our board of directors that, subject to applicable law, allocations among us and other investment funds, accounts and investment vehicles managed by Crescent Capital Group will generally be made based on capital available for investment in the asset class being allocated and the respective governing documents of such investment funds, accounts and investment vehicles. We expect that available capital for our investments will be determined based on the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or as imposed by applicable laws, rules, regulations or interpretations. However, there can be no assurance that we will be able to participate in all investment opportunities that are suitable to us.

Principals and employees of Crescent Capital Group, including members of CCFG Advisors' investment committee, may, from time to time, possess material non-public information, limiting our investment discretion

Principals and other employees of Crescent Capital Group, including members of CCFG Advisors' investment committee, may serve as directors of, or in a similar capacity with, portfolio companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

The incentive fee structure we have with CCFG Advisors and our agreement to pay CCFG Advisors under certain circumstances for the portion of the sales load paid by it may create incentives that are not fully aligned with the interests of our stockholders

In the course of our investing activities, we will pay management and incentive fees to CCFG Advisors. We have entered into an Investment Advisory Agreement with CCFG Advisors that provides that these fees will be based on the value of our gross assets. As a result, investors in our common stock will invest on a "gross" basis and receive distributions on a "net" basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on the value of our gross assets, CCFG Advisors will benefit when we incur debt or use leverage. Additionally, under the incentive fee structure, CCFG Advisors may benefit when capital gains are recognized and, because CCFG Advisors will determine when to sell a holding, CCFG Advisors will control the timing of the recognition of such capital gains. Further, CCFG Advisors has agreed to pay to the underwriters a portion of the sales load in the amount of $2.0 million ($            if the underwriters exercise their over-allotment option in full) with respect to this offering of shares of our common stock. We must pay this amount to CCFG Advisors under certain circumstances. See "Obligations and Indebtedness." As a result of these arrangements, there may be times when the management team of CCFG Advisors has interests that differ from those of our stockholders, giving rise to a conflict. Furthermore, there is a risk CCFG Advisors will make more speculative investments in an effort to receive this payment.

Our board of directors is charged with protecting our interests by monitoring how CCFG Advisors addresses these and other conflicts of interests associated with its services and compensation. While they are not expected to review or approve each investment decision or incurrence of leverage, our independent directors will periodically review CCFG Advisors' services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate.

The part of the incentive fee payable to CCFG Advisors relating to our net investment income will be computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may give rise to a conflict of interest for CCFG Advisors to the extent that it encourages CCFG Advisors to favor debt financings that provide for deferred interest, rather than current cash payments of interest. CCFG Advisors may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because, under our Investment Advisory Agreement, CCFG Advisors is not obligated to reimburse us for incentive fees it receives even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued.

The valuation process for certain of our portfolio holdings creates a conflict of interest

We expect to make many of our portfolio investments in the form of loans and securities that are not publicly traded and for which no market based price quotation is available. As a result, our board of directors will determine the fair value of these loans and securities in good faith as described below in "—Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments." In connection with that determination, investment professionals from Crescent Capital Group may provide our board of directors with valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. While the valuation for each portfolio investment will be reviewed by an independent valuation firm at least once annually, the ultimate determination of fair value will be made by our board of directors and not by such third party valuation firm. In addition, each of the interested members of our board of directors, Mark Attanasio and Michael Parks, has an indirect pecuniary interest in CCFG Advisors. The participation of CCFG Advisors' investment professionals in our valuation process, and the pecuniary interest in CCFG Advisors by certain members of our board of directors, could result in a conflict of interest as CCFG Advisors' management fee is based, in part, on the value of our gross assets, and our incentive fees will be based, in part, on realized gains and realized and unrealized losses.

Conflicts related to other arrangements with Crescent Capital Group and CCFG Advisors' other affiliates

We have entered into a license agreement with Crescent Capital Group under which Crescent Capital Group has agreed to grant us a non-exclusive, royalty-free license to use the name "Crescent Capital". See "Management Agreements—License Agreement." In addition, we have entered into an Administration Agreement with Crescent Capital Administration pursuant to which we are required to pay to Crescent Capital Administration our allocable portion of overhead and other expenses incurred by Crescent Capital Administration in performing its obligations under such Administration Agreement, such as rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. This will create conflicts of interest that our board of directors will monitor. For example, under the terms of the license agreement, we will be unable to preclude Crescent Capital Group from licensing or transferring the ownership of the "Crescent Capital" name to third parties, some of whom may compete against us. Consequently, we will be unable to prevent any damage to goodwill that may occur as a result of the activities of Crescent Capital Group or others. Furthermore, in the event the license agreement is terminated, we will be required to change our name and cease using "Crescent Capital" as part of our name. Any of these events could disrupt our recognition in the market place, damage any goodwill we may have generated and otherwise harm our business.

The Investment Advisory Agreement with CCFG Advisors and the Administration Agreement with Crescent Capital Administration were not negotiated on an arm's length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party

The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to CCFG Advisors, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with CCFG Advisors, Crescent Capital Administration and their respective affiliates. Any such decision, however, would breach our fiduciary obligations to our stockholders.

CCFG Advisors' liability is limited under the Investment Advisory Agreement and we have agreed to indemnify CCFG Advisors against certain liabilities, which may lead CCFG Advisors to act in a riskier manner on our behalf than it would when acting for its own account

Under the Investment Advisory Agreement, CCFG Advisors has not assumed any responsibility to us other than to render the services called for under that agreement. It will not be responsible for any action of our board of directors in following or declining to follow CCFG Advisors' advice or recommendations. CCFG Advisors maintains a contractual, as opposed to a fiduciary, relationship with us. Under the Investment Advisory Agreement, CCFG Advisors, its officers, members and personnel, and any person controlling or controlled by CCFG Advisors will not be liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary's stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of the duties that CCFG Advisors owes to us under the Investment Advisory Agreement. In addition, as part of the Investment Advisory Agreement, we have agreed to indemnify CCFG Advisors and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person's duties under the Investment Advisory Agreement. These protections may lead CCFG Advisors to act in a riskier manner when acting on our behalf than it would when acting for its own account.

Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to such affiliate without the prior approval of our independent directors. We consider CCFG Advisors and its affiliates, including Crescent Capital Group, to be our affiliates for such purposes. The 1940 Act also prohibits certain "joint" transactions with certain of our affiliates, which could include investments in the same portfolio company, without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person's affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC.

We may, however, invest alongside Crescent Capital Group's investment funds, accounts and investment vehicles in certain circumstances where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. For example, we may invest alongside such investment funds, accounts and investment vehicles consistent with guidance promulgated by the SEC staff to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that Crescent Capital Group, acting on our behalf and on behalf of such investment funds, accounts and investment vehicles, negotiates no term other than price. We may also invest alongside Crescent Capital Group's investment funds, accounts and investment vehicles as otherwise permissible under regulatory guidance, applicable regulations and Crescent Capital Group's allocation policy. This allocation policy provides that allocations among us and investment funds, accounts and investment vehicles managed by Crescent Capital Group and its affiliates will generally be made pro rata based on capital available for investment, as determined, in our case, by our board of directors as well as the terms of our governing documents and those of such investment funds, accounts and investment vehicles. It is our policy to base our determinations on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, our targeted leverage level, our targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for investment funds, accounts and investment vehicles managed by Crescent Capital Group. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time. Moreover, pursuant to the current or expected terms of their respective partnership agreements, the Private Funds have a Priority Investment Right with respect to Mezzanine Investment opportunities and, if the Private Funds subscribe for such investment opportunities, we may not be allocated any portion of such investment opportunity, or may be allocated a smaller portion of such investment opportunity than would normally have been allocated to us.

In situations where co-investment with investment funds, accounts and investment vehicles managed by Crescent Capital Group is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of Crescent Capital Group's clients, subject to the limitations described in the preceding paragraph, Crescent Capital Group will need to decide which client will proceed with the investment. Moreover, except in certain limited circumstances as permitted by the 1940 Act, such as when the only term being negotiated is price, we will be unable to invest in any issuer in which an investment fund, account or investment vehicle managed by Crescent Capital Group has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions will limit the scope of investment opportunities that would otherwise be available to us.

We, CCFG Advisors and Crescent Capital Group intend to seek exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with investment funds, accounts and investment vehicles managed by Crescent Capital Group in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and investment funds, accounts and investment vehicles managed by Crescent Capital Group may afford us additional investment opportunities and an ability to achieve greater diversification. Accordingly, our application for exemptive relief will seek an exemptive order permitting us to invest with investment funds, accounts and investment vehicles managed by Crescent Capital Group in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the 1940 Act. We expect that such exemptive relief permitting co-investments, if granted, would apply only if our independent directors review and approve each co-investment. There can be no assurance if and when the SEC would grant such relief.

Our ability to sell or otherwise exit investments in which investment funds, accounts or investment vehicles managed by Crescent Capital Group also have an investment may be restricted

We may be considered affiliates with respect to certain of our portfolio companies because certain investment funds, accounts or investment vehicles managed by Crescent Capital Group also hold interests in these portfolio companies and as such these interests may be considered a joint enterprise under the 1940 Act. To the extent that our interests in these portfolio companies may need to be restructured in the future or to the extent that we choose to exit certain of these transactions, our ability to do so will be limited. We intend to seek exemptive relief in relation to certain joint transactions; however, there is no assurance that we will obtain relief that would permit us to negotiate future restructurings or other transactions that may be considered a joint enterprise.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses

A number of entities compete with us to make the types of investments that we plan to make. We will compete with public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source-of-income, asset diversification and distribution requirements we must satisfy to maintain our RIC qualification. The competitive pressures we face may have a material adverse effect on our business, financial condition, results of operations and cash flows. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.

With respect to the investments we make, we will not seek to compete based primarily on the interest rates we will offer, and we believe that some of our competitors may make loans with interest rates that will be lower than the rates we offer. In the secondary market for acquiring existing loans, we expect to compete generally on the basis of pricing terms. With respect to all investments, we may lose some investment opportunities if we do not match our competitors' pricing, terms and structure. However, if we match our competitors' pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss. We may also compete for investment opportunities with investment funds, accounts and investment vehicles managed by Crescent Capital Group. Although Crescent Capital Group will allocate opportunities in accordance with its policies and procedures, allocations to such investment funds, accounts and investment vehicles will reduce the amount and frequency of opportunities available to us and may not be in the best interests of us and our stockholders. Moreover, the performance of investments will not be known at the time of allocation. See "Risk Factors—Risks Relating to Our Business and Structure—There are significant potential conflicts of interest that could affect our investment returns," "—Conflicts related to obligations Crescent Capital Group or CCFG Advisors' investment committee have to other clients" and "Related Party Transactions and Certain Relationships."

We will be subject to corporate-level income tax if we are unable to qualify as a RIC

To qualify as a RIC under the Code, we must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if we distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. We will be subject, to the extent we use debt financing, to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of our qualifications as a

RIC. Because most of our investments will be in private or thinly traded public companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distributions to our stockholders and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our stockholders. See "Material U.S. Federal Income Tax Considerations—Taxation as a RIC."

We may need to raise additional capital to grow because we must distribute most of our income

We may need additional capital to fund new investments and grow our portfolio of investments once we have fully invested the net proceeds of this offering and the Private Placement. We intend to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to grow. In addition, we will be required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to maintain our qualification as a RIC. As a result, these earnings will not be available to fund new investments. An inability on our part to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which would have an adverse effect on the value of our securities.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income

For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as the accretion of original issue discount. This may arise if we receive warrants in connection with the making of a loan and in other circumstances, or through contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of contracted PIK arrangements, will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to maintain our qualification as a RIC. In such a case, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain such cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax. See "Material U.S. Federal Income Tax Considerations—Taxation as a RIC."

PIK interest payments we receive will increase our assets under management and, as a result, will increase the amount of base management fees and incentive fees payable by us to CCFG Advisors

Certain of our debt investments may contain provisions providing for the payment of PIK interest. Because PIK interest results in an increase in the size of the loan balance of the underlying loan, the receipt by us of PIK interest will have the effect of increasing our assets under management. As a result, because the base management fee that we pay to CCFG Advisors is based on the value of our gross assets, the receipt by us of PIK interest will result in an increase in the amount of the base management fee payable by us. In addition, any such increase in a loan balance due to the receipt of PIK interest will cause such loan to accrue interest on the higher loan balance, which will result in an increase in our pre-incentive fee net investment income and, as a result, an increase in incentive fees that are payable by us to CCFG Advisors.

Regulations governing our operation as a BDC affect our ability to and the way in which we raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as "senior securities," up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted as a BDC to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of our gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments at a time when such sales may be disadvantageous to us in order to repay a portion of our indebtedness. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss.

We executed a commitment letter with ING Capital LLC on May 16, 2011 for the Credit Facility and intend to enter into the Credit Facility following the completion of this offering. The closing of the Credit Facility is contingent on a number of conditions including, without limitation, the closing of this offering and the Portfolio acquisition and the negotiation and execution of definitive documents relating to the Credit Facility. If we are successful in securing the Credit Facility, we intend to use borrowings under the Credit Facility to make additional investments and for other general corporate purposes. However, there can be no assurance that we will be able to close the Credit Facility or obtain other financing.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors determines that such sale is in our best interests, and if our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

We may be unable to enter into, or may default under the Credit Facility or any future borrowing facility we enter into or be unable to amend, repay or refinance any such facility on commercially reasonable terms, or at all, which could have a material adverse effect on our business, financial condition, results of operations and cash flows

We executed a commitment letter with ING Capital LLC on May 16, 2011 for the Credit Facility and intend to enter into the Credit Facility following completion of this offering. However, there can be no assurance that we will be able to close the Credit Facility or obtain other financing. In the event we default under the Credit Facility or any other future borrowing facility, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under the Credit Facility or such future borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under the Credit Facility or such future borrowing facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

Our ability to invest in public companies may be limited in certain circumstances

To maintain our status as a BDC, we are not permitted to acquire any assets other than "qualifying assets" specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a common equity market capitalization that is less than $250 million at the time of such investment.

We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us

The use of leverage magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. However, we intend to borrow from, and may in the future issue debt securities to, banks, insurance companies and other lenders. Lenders of these funds will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instruments we may enter into with lenders. In addition, under the terms of the Credit Facility and any borrowing facility or other debt instrument we may enter into, we are likely to be required to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make dividend payments on our common stock or preferred stock. Our ability to service any debt will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as we expect that the base management fee payable to CCFG Advisors will be payable based on the value of our gross assets, including those assets acquired through the use of leverage, CCFG Advisors will have a financial incentive to incur leverage, which may not be consistent with our stockholders' interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the base management fee payable to CCFG Advisors.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we will not be able to incur additional debt and could be required to sell a portion of our investments to repay some debt when it is otherwise disadvantageous for us to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on CCFG Advisors' and our board of directors' assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

In addition, our Credit Facility will, and our future debt facilities may, impose financial and operating covenants that restrict our business activities, including limitations that hinder our ability to finance additional loans and investments or to make the distributions required to maintain our qualification as a RIC under the Code.

To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income

To the extent we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates would not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

In addition, a rise in the general level of interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of our pre-incentive fee net investment income and, as a result, an increase in incentive fees payable to CCFG Advisors.

Provisions in the Credit Facility or any other future borrowing facility may limit our discretion in operating our business

The Credit Facility will be, and any future borrowing facility may be, backed by all or a portion of our loans and securities on which the lenders will or, in the case of a future facility, may have a security interest. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. We expect that any security interests we grant will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, we expect that the custodian for our securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If we were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of our assets securing such debt, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

In addition, any security interests as well as negative covenants the Credit Facility or any other borrowing facility may provide may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. In addition, if our borrowing base under the Credit Facility or any other borrowing facility were to decrease, we would be required to secure additional assets in an amount equal to any borrowing base deficiency. In the event that all of our assets are secured at the time of such a borrowing base deficiency, we could be required to repay advances under the Credit Facility or any other borrowing facility or make deposits to a collection account, either of which could have a material adverse impact on our ability to fund future investments and to pay dividends.

In addition, we expect that under the Credit Facility we will be subject to limitations as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under the Credit Facility or any other borrowing facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on our business and financial condition. This could reduce our revenues and, by delaying any cash payment allowed to us under the Credit Facility or any other borrowing facility until the lenders have been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our qualification as a RIC.

Adverse developments in the credit markets may impair our ability to enter into the Credit Facility or borrow money

During the economic downturn in the United States that began in mid-2007, many commercial banks and other financial institutions stopped lending or significantly curtailed their lending activity. In addition, in an effort to stem losses and reduce their exposure to segments of the economy deemed to be high risk, some financial institutions limited refinancing and loan modification transactions and reviewed the terms of existing facilities to identify bases for accelerating the maturity of existing lending facilities. If these conditions recur, it may be difficult for us to enter into a new borrowing facility (including the Credit Facility), obtain other financing to finance the growth of our investments, or refinance any outstanding indebtedness on acceptable economic terms, or at all.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy

As a BDC, we may not acquire any assets other than "qualifying assets" unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See "Regulation."

We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe to be attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to BDCs. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition, results of operations and cash flows.

If we do not maintain our status as a BDC, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end investment company, we would be subject to substantially more regulatory restrictions under the 1940 Act which would significantly decrease our operating flexibility.

Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments

We expect that many of our portfolio investments will take the form of securities that are not publicly traded. The fair value of loans, securities and other investments that are not publicly traded may not be readily determinable, and we will value these investments at fair value as determined in good faith by our board of directors, including to reflect significant events affecting the value of our investments. Most, if not all, of our investments (other than cash and cash equivalents) will be classified as Level 3 under Statement of Financial Accounting Standards 157, Fair Value Measurement, or SFAS 157 (ASC Topic 820). This means that our portfolio valuations will be based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. We expect that inputs into the determination of fair value of our portfolio investments will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We expect to retain the services of one or more independent service providers to review the valuation of these loans and securities. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such loans and securities.

We will adjust quarterly the valuation of our portfolio to reflect our board of directors' determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation.

We may experience fluctuations in our quarterly operating results

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the loans and debt securities we acquire, the default rate on such loans and securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

New or modified laws or regulations governing our operations may adversely affect our business

We and our portfolio companies will be subject to regulation by laws at the U.S. federal, state and local levels. These laws and regulations, as well as their interpretation, may change from time to time, and new laws, regulations and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on our business.

Additionally, changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may shift our investment focus from the areas of expertise of Crescent Capital Group to other types of investments in which Crescent Capital Group may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval

Our board of directors has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. Under Delaware law, we also cannot be dissolved without prior stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the market price of our common stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions to our stockholders.

Provisions of the General Corporation Law of the State of Delaware and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse effect on the price of our common stock

The General Corporation Law of the State of Delaware, or the DGCL, contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our certificate of incorporation and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others which we may adopt also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. This section generally prohibits us from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of our voting stock, either individually or together with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. Our board of directors will adopt a resolution exempting from Section 203 of the DGCL any business combination between us and any other person, subject to prior approval of such business combination by our board of directors, including approval by a majority of our directors who are not "interested persons." If our board of directors does not adopt, or adopts but later repeals such resolution exempting business combinations, or if our board of directors does not approve a business combination, Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation that classify our board of directors in three classes serving staggered three-year terms, and provisions of our certificate of incorporation authorizing our board of directors to classify or reclassify shares of our preferred stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our certificate of incorporation, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions we have adopted in our certificate of incorporation and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

CCFG Advisors and Crescent Capital Administration can resign as our investment adviser or administrator, respectively, upon 60 days' notice and we may not be able to find a suitable replacement within that time, or at all, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations

CCFG Advisors has the right under the Investment Advisory Agreement to resign as our investment adviser at any time upon not less than 60 days' written notice, whether we have found a replacement or not. Similarly, Crescent Capital Administration has the right under the administration agreement to resign at any time upon not less than 60 days' written notice, whether we have found a replacement or not. If CCFG Advisors or Crescent Capital Administration were to resign, we may not be able to find a new investment adviser or administrator, as applicable, or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions to our stockholders are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment or administrative activities, as applicable, is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by CCFG Advisors or Crescent Capital Administration, as applicable. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

We will incur significant costs as a result of being a publicly traded company

As a publicly traded company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 and other rules implemented by the SEC.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends to our stockholders

Our business is highly dependent on the communications and information systems of Crescent Capital Group, to which we have access through our administrator, Crescent Capital Administration. In addition, certain of these systems are provided to Crescent Capital Group by third party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third party service provider, could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

We may not be approved for a Small Business Investment Company license

Principals of Crescent Capital Group may apply for a license to form a SBIC. If the application is approved and the SBA so permits, the SBIC license will be transferred to a wholly-owned subsidiary of ours. Following such transfer, the SBIC subsidiary will be allowed to issue SBA-guaranteed debentures, subject to the required capitalization of the SBIC subsidiary. SBA guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. We cannot assure you that the principals of Crescent Capital Group will be successful in receiving an SBIC license from the SBA or that the SBA will permit such license to be transferred to us. If we do receive an SBIC license, there is no minimum amount of SBA-guaranteed debentures that must be allocated to us.

Risks Related to our Investments

Economic recessions or downturns could impair our portfolio companies and harm our operating results

Many of the portfolio companies in which we expect to make investments, including those included in the Portfolio, are likely to be susceptible to economic slowdowns or recessions and may be unable to repay our loans during such periods. Therefore, the number of our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions may decrease the value of collateral securing some of our loans and debt securities and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.

A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company's ability to meet its obligations under the loans and debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower's business or exercise control over a borrower. It is possible that we could become subject to a lender's liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to claims of other creditors, even though we may have structured our investment as senior secured debt. The likelihood of such a re-characterization would depend on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company.

Recent market conditions materially and adversely affected debt and equity capital markets in the United States and around the world. If these conditions recur, debt capital may not be available to us on favorable terms, or at all, which could negatively effect our financial performance and results

From 2007 through 2009, the global capital markets experienced a period of disruption resulting in increasing spreads between the yields realized on riskier debt securities and those realized on risk-free securities and a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market. These events, along with the deterioration of the housing market, illiquid market conditions, declining business and consumer confidence and the failure of major financial institutions in the United States, led to a decline of general economic conditions. This economic decline materially and adversely affected the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and to financial firms in particular during that time. These conditions may recur, in which case, to the extent that we wish to use debt to fund our investments, the debt capital that will be available to us, if at all, may be at a higher cost, and on terms and conditions that may be less favorable, than what we expect, which could negatively affect our financial performance and results. A prolonged period of market illiquidity may cause us to reduce the volume of loans and debt securities we originate and/or fund and adversely affect the value of our portfolio investments, which could have a material and adverse effect on our business, financial condition, results of operations and cash flows.

Our investments in leveraged portfolio companies may be risky, and you could lose all or part of your investment

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

We may hold the loans and debt securities of leveraged companies that may, due to the significant operating volatility typical of such companies, enter into bankruptcy proceedings

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by a portfolio company may adversely and permanently affect the company. If the proceeding is converted to a liquidation, the value of the portfolio company may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor's return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor's estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Our investments in private and lower-middle-market portfolio companies are risky, and you could lose all or part of your investment

Investment in private and lower-middle-market companies involves a number of significant risks. Generally, little public information exists about these companies, and we will rely on the ability of Crescent Capital Group's investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Lower-middle-market companies may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns. Additionally, lower-middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on one or more of the portfolio companies we invest in and, in turn, on us. Lower-middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. In addition, our executive officers, directors and investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in portfolio companies.

The lack of liquidity in our investments may adversely affect our business

All of our assets may be invested in illiquid loans and securities, and a substantial portion of our investments in leveraged companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

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a comparison of the portfolio company's securities to publicly traded securities;

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the enterprise value of a portfolio company;

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the nature and realizable value of any collateral;

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the portfolio company's ability to make payments and its earnings and discounted cash flow;

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the markets in which the portfolio company does business;

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appraisals and reviews by third-party valuation firms; and

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changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification. To the extent that we assume large positions in the securities of a small number of issuers or our investments are concentrated in relatively few industries, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market's assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as "follow-on" investments, in seeking to:

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increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;

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exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

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preserve or enhance the value of our investment.

We have discretion to make follow-on investments, subject to the availability of capital resources. Failure on our part to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because we are inhibited by compliance with BDC requirements of the 1940 Act or the desire to maintain our qualification as a RIC. Our ability to make follow-on investments may also be limited by Crescent Capital Group's allocation policy.

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be able to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments

The Seller does not currently hold controlling equity positions in any of the portfolio companies included in the Portfolio and, although we may do so in the future, we do not currently intend to hold controlling equity positions in our portfolio companies (including those included in the Portfolio). As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we expect to hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results

A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company's ability to meet its obligations under the loans or debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and ability to pay dividends and result in a decline in the market price of our shares

We will be subject to the risk that the debt investments we make in our portfolio companies may be repaid prior to maturity. We expect that our investments will generally allow for repayment at any time subject to certain penalties. When this occurs, we intend to generally reinvest these proceeds in temporary investments, pending their future investment in accordance with our investment strategy. These temporary investments will typically have substantially lower yields than the debt being prepaid, and we could experience significant delays in reinvesting these amounts. Any future investment may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our ability to pay, or the amount of, dividends on our common stock, which could result in a decline in the market price of our shares.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies

We intend to invest a portion of our capital in second lien and subordinated loans issued by our portfolio companies. The portfolio companies usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the loans in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the loans in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, a portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with loans in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we may make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company's obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company's remaining assets, if any.

We may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on such portfolio companies' collateral, if any, will secure the portfolio company's obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors' claims against the portfolio company's remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens:

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the ability to cause the commencement of enforcement proceedings against the collateral;

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the ability to control the conduct of such proceedings;

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the approval of amendments to collateral documents;

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releases of liens on the collateral; and

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waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected.

If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us

We may make subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or in general economic conditions. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

The disposition of our investments may result in contingent liabilities

We currently expect that substantially all of our investments will involve loans and private securities. In connection with the disposition of an investment in loans and private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

We may be subject to additional risks if we engage in hedging transactions and/or invest in foreign securities

The 1940 Act generally requires that 70% of our investments be in issuers each of whom is organized under the laws of, and has its principal place of business in, any state of the United States, the District of

Columbia, Puerto Rico, the Virgin Islands or any other possession of the United States. However, the Portfolio, which we intend to purchase from the Seller with the proceeds of this offering and the Private Placement, includes debt securities of 7 non-U.S. companies and we may make additional investments in non-U.S. companies, including emerging market issuers, to the limited extent such transactions and investments would not cause us to violate the 1940 Act. We expect that these investments would focus on the same secured debt, unsecured debt and related equity security investments that we make in U.S. lower-middle-market companies and, accordingly, would be complementary to our overall strategy and enhance the diversity of our holdings. Investing in loans and securities of emerging market issuers involves many risks including economic, social, political, financial, tax and security conditions in the emerging market, potential inflationary economic environments, regulation by foreign governments, different accounting standards and political uncertainties. Economic, social, political, financial, tax and security conditions also could negatively affect the value of emerging market companies. These factors could include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations or judgments or foreclosing on collateral, lack of uniform accounting and auditing standards and greater price volatility.

Engaging in either hedging transactions or investing in foreign loans and securities would entail additional risks to our stockholders. We could, for example, use instruments such as interest rate swaps, caps, collars and floors and, if we were to invest in foreign loans and securities, we could use instruments such as forward contracts or currency options and borrow under a credit facility in currencies selected to minimize our foreign currency exposure. In each such case, we generally would seek to hedge against fluctuations of the relative values of our portfolio positions from changes in market interest rates or currency exchange rates. Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased. Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that was so generally anticipated that we would not be able to enter into a hedging transaction at an acceptable price.

While we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, we might not seek to establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation could prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it might not be possible for us to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those loans and securities would likely fluctuate as a result of factors not related to currency fluctuations.

We may not realize gains from our equity investments

When we invest in loans and debt securities, we may acquire warrants or other equity securities of portfolio companies as well. We may also invest in equity securities directly. To the extent we hold equity investments, we will attempt to dispose of them and realize gains upon our disposition of them. However, the equity interests we receive may not appreciate in value and, may decline in value. As a result, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Risks Relating to This Offering

We have not identified all of the portfolio company investments that we expect to acquire and we cannot assure you that we will be able to deploy the proceeds of this offering and the Private Placement within the timeframe we have contemplated

Other than the Portfolio, we have not identified the potential investments for our portfolio that we will acquire following this offering. We cannot assure you that we will be able to locate a sufficient number of suitable investment opportunities to allow us to deploy those proceeds successfully. In addition, privately negotiated investments in loans and illiquid securities of private lower-middle-market companies require substantial due diligence and structuring, and we cannot assure you that we will achieve our anticipated investment pace. As a result, you will be unable to evaluate any future portfolio company investments prior to purchasing our shares of common stock. Additionally, our investment adviser will select our investments subsequent to the closing of this offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our common stock. To the extent we are unable to invest the proceeds of the offering and the Private Placement within our contemplated timeframe, our investment income and, in turn, our results of operations, will likely be materially adversely affected.

Until such time as we invest the proceeds from the offering and the Private Placement to invest in portfolio companies, we will invest these amounts in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. We expect these temporary investments to earn yields substantially lower than the income that we expect to receive in respect of investments in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as related equity securities. As a result, any distributions we make during this period may be substantially smaller than the distributions that we expect to pay when our portfolio is fully invested.

If we are unable to obtain consent to the transfer or approval of a loan included in the Portfolio, we will enter into a participation agreement with the Seller pursuant to which we will acquire a beneficial interest in the loan. A participation agreement is not a "qualified asset" and involves contract risks.

We intend to use approximately $             million of the net proceeds from this offering and the Private Placement to fund the purchase price for the Portfolio. The transfer and assignment of the secured loans in the Portfolio may be subject to the receipt of consents from the portfolio companies in the Portfolio and other third-party consents and approvals. If required, we expect to obtain these consents after the closing of this offering; however, we cannot assure you that we will be able to do so. If we are unable to obtain a consent in respect of any of these loans, we will enter into a participation agreement with the Seller pursuant to which we will acquire a beneficial interest in the loan but will not become the lender under the credit agreement for that loan. A participation would result in a contractual relationship only with the Seller and not directly with the borrower under the loan. In such a circumstance, we generally would have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and we may not directly benefit from the collateral supporting the loan. As a result, we will be exposed to the credit risk of both the borrower and the Seller. In addition, a participation in a loan is not a "qualifying asset" under the 1940 Act, regardless of whether the underlying loan would be a "qualifying asset."

There is a risk that you may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a BDC, we may be limited in our ability to make distributions. In addition, if we enter into the Credit Facility or any other borrowing facility, for so long as such facility is outstanding, we anticipate that we may be required by its terms to use all payments of interest and principal that we receive from our current investments as well as any proceeds received from the sale of our current investments to repay amounts outstanding thereunder, which could adversely affect our ability to make distributions.

Our ability to pay 50% of the net after-tax incentive fee to our investment adviser in shares of our common stock is contingent on our receipt of exemptive relief from the SEC

Pursuant to the Investment Advisory Agreement, we will agree to pay, to the extent permissible, 50% of the net after-tax incentive fee in shares of our common stock at the greater of the net asset value per share of our common stock or the market price per share of our common stock on the date of issuance. Under the 1940 Act we are prohibited from issuing shares of our common stock for services rendered unless and until we obtain from the SEC an exemptive order permitting such practice. We will apply for an exemptive order from the SEC to permit us to pay 50% of the net after-tax incentive fee by issuing shares of our common stock to CCFG Advisors. The SEC is not obligated to grant an exemptive order to allow this practice and will do so only if it determines that such practice is consistent with stockholder interests and does not involve overreaching by our management or board of directors. In the event that we do not receive such exemptive relief, we will pay the entire incentive fee in cash, which could have an adverse effect on us.

In addition, if we do receive such exemptive relief and issue additional shares to our investment adviser as described above, such issuance would dilute the ownership of existing stockholders.

Investors in this offering will incur immediate dilution upon the closing of this offering

We expect the initial public offering price of our shares of common stock to be higher than the pro forma net asset value per share of our outstanding common stock. Accordingly, investors purchasing shares of common stock in this offering will incur immediate dilution upon the closing of this offering.

Investing in our common stock may involve an above average degree of risk

The investments we make in accordance with our investment objective may result in a higher amount of risk, and higher volatility or loss of principal, than alternative investment options. Our investments in portfolio companies may be speculative and, therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

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significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which is not necessarily related to the operating performance of these companies;

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changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

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loss of our qualification as a RIC or BDC;

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changes in earnings or variations in operating results;

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changes in the value of our portfolio of investments;

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changes in accounting guidelines governing valuation of our investments;

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any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

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departure of Crescent Capital Group's key personnel;

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operating performance of companies comparable to us; and

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general economic trends and other external factors.

We may allocate the net proceeds from this offering and the Private Placement in ways with which you may disagree

We will have significant flexibility in investing the net proceeds of this offering and the Private Placement and may use the net proceeds from this offering and the Private Placement in ways with which you may disagree or for purposes other than those contemplated at the time of the offering.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following the offering

We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock

Upon expiration of any applicable lock-up periods, shares issued by us in the Private Placement will generally be freely tradable in the public market, subject to the provisions and applicable holding periods set forth in Rule 144 under the Securities Act. Further, as discussed under "Management Agreements—Management Fee and Incentive Fee," we expect to agree that, if we receive SEC exemptive relief, as to which there can be no assurance, we will pay 50% of the net after-tax incentive fee earned by CCFG Advisors in the form of shares of our common stock. Although these shares of common stock will be subject to certain securities law and contractual restrictions on transfer, we expect to register the resale of such shares. Sales of substantial amounts of our common stock, the availability of such common stock for sale or the registration of such common stock for sale could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

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our future operating results;

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our business prospects and the prospects of our portfolio companies;

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the effect of investments that we expect to make;

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our contractual arrangements and relationships with third parties;

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actual and potential conflicts of interest with Crescent Capital Group;

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the dependence of our future success on the general economy and its effect on the industries in which we invest;

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the ability of our portfolio companies to achieve their objectives;

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the use of borrowed money to finance a portion of our investments;

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the adequacy of our financing sources and working capital;

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the timing of cash flows, if any, from the operations of our portfolio companies;

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the ability of Crescent Capital Group to locate suitable investments for us and to monitor and administer our investments;

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the ability of Crescent Capital Group to attract and retain highly talented professionals;

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our ability to qualify and maintain our qualification as a RIC and as a BDC; and

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the effect of changes to tax legislation and our tax position.

Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words "may," "might," "will," "intend," "should," "could," "can," "would," "expect," "believe," "estimate," "anticipate," "predict," "potential," "plan" or similar words.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Actual results could differ materially from those anticipated in our forward-looking statements, and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law or SEC rule or regulation. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)B of the Exchange Act, the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of                        shares of our common stock in this offering will be approximately $             million (or approximately $             million if the underwriters exercise their over-allotment option in full), assuming an initial public offering price of $            per share (the midpoint of the estimated initial public offering price range set forth on the cover page of this prospectus), after deducting the underwriting discounts and commissions (excluding a portion of the sales load in the amount of $2.0 million ($            if the underwriters fully exercise their over-allotment option) that CCFG Advisors has agreed to pay to the underwriters) and estimated organization and offering expenses of approximately $             million payable directly or indirectly by investors in this offering.

At or prior to the closing of this offering, we will sell $            in shares of our common stock to CCFG Advisors, certain of its affiliates, certain of our officers, directors and employees, or entities owned by, or family trusts for the benefit of, such persons, and certain other persons or entities designated by Crescent Capital Group, in the Private Placement at an offering price of $            per share. We expect to receive the full proceeds of $             million from the sale of these shares, and no underwriting discounts or commissions will be paid in respect of these shares.

We intend to use the net proceeds of this offering and the Private Placement to (1) purchase the Portfolio as described in this prospectus under the caption "Prospective Portfolio" and (2) invest the balance of the net proceeds in portfolio companies in accordance with our investment objective and the strategies described in this prospectus and for general corporate purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering and the Private Placement.

We anticipate that we will use substantially all of the net proceeds of this offering and the Private Placement for the above purposes within six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our expected investment pace.

Pending such investments, we intend to invest the net proceeds of this offering and the Private Placement primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See "Regulation—Temporary Investments" for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

To the extent that we have income available, we intend to distribute quarterly dividends to our stockholders, beginning with our first full quarter after the completion of this offering. Our quarterly dividends, if any, will be determined by our board of directors. Any dividends to our stockholders will be declared out of assets legally available for distribution.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code, beginning with our first taxable year ending December 31, 2011. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (1) 98% of our net ordinary income for such calendar year; (2) 98.2% of our net capital gains in excess of capital losses for the one-year period ending on December 31 of the calendar year; and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See "Material U.S. Federal Income Tax Considerations." We cannot assure you that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we will be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

Unless you elect to receive your dividends in cash, we intend to make such distributions in additional shares of our common stock under our dividend reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If you hold shares of our common stock in the name of a broker or financial intermediary, you should contact such broker or financial intermediary regarding your election to receive distributions in cash in lieu of shares of our common stock. Any dividends reinvested through the issuance of shares through our dividend reinvestment plan will increase our gross assets on which the base management fee and the incentive fee are determined and paid to CCFG Advisors. See "Dividend Reinvestment Plan."

CAPITALIZATION

The following table sets forth our capitalization as of May 31, 2011:

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on an actual basis; and

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on a pro forma basis to give effect to (a) the sale of                    shares of our common stock in this offering at an assumed public offering price of $          per share after deducting the underwriting discounts and commissions and estimated organization and offering expenses of approximately $           million payable by us, (b) the sale of $                    in shares of our common stock in the Private Placement at an offering price of $          per share and (c) the application of the proceeds of this offering and the Private Placement as described under "Use of Proceeds."

	As of May 31, 2011
	Actual	Pro Forma(1)
	(Audited)	(Unaudited)

Assets:
Cash	$175,001	$89,815,070
Investments, at fair value	—	73,979,865
Other assets	53,317	1,061,750

Total assets	$228,318	$164,856,685

Liabilities:
Due to related party	$86,638	$—
Accrued organization costs	25,000	—

	111,638	—
Credit Facility(2)	—	—
Stockholders' equity:
Common stock, par value $0.001 per share; 1,000 authorized, actual, 100,000,000 authorized, pro forma; 1,000 issued and outstanding, actual, 11,667,667 issued and outstanding, pro forma	1	11,668
Paid-in capital in excess of par value	175,000	164,903,338
Accumulated loss	(58,321)	(58,321)

Total stockholders' equity	116,680	164,856,685

Total liabilities and stockholders' equity	$228,318	$164,856,685

Pro forma net asset value per share		$14.13

(1)
Gives effect to this offering and the Private Placement (assuming no exercise of the underwriters' over-allotment option and that this offering prices at the midpoint of the estimated initial public offering price range set forth on the cover page of this prospectus) and the application of the proceeds from this offering and the Private Placement as described under "Use of Proceeds," including to fund the purchase of the Portfolio.

(2)
We do not expect to enter into or borrow any amounts under the Credit Facility until after the proceeds from this initial public offering of our common stock have been fully invested.

DILUTION

The dilution to investors in this offering is represented by the difference between the offering price per share of our common stock and the pro forma net asset value per share of our common stock after this offering. Net asset value per share is determined by dividing our net asset value, which is our total tangible assets less total liabilities, by the number of outstanding shares of our common stock.

After giving pro forma effect to the sale of $            in shares in the Private Placement, our net asset value was $             million, or approximately $            per share of common stock. After giving effect to the sale of the shares of our common stock to be sold in this offering (assuming this offering prices at the midpoint of the estimated initial public offering price range set forth on the cover page of this prospectus) and the deduction of underwriting discounts and commissions and estimated organizational and offering expenses, our pro forma net asset value would have been approximately $             million, or $            per share of common stock.

The following table illustrates the dilution to the shares on a per share basis:

Assumed Initial public offering price per share	$
Net asset value upon completion of the Private Placement	$
Decrease in net asset value attributable to this offering	$
Pro forma net asset value after this offering and the Private Placement	$
Dilution to new stockholders (without exercise of the underwriters' option to purchase additional shares)	$

The following table sets forth information with respect to the shares prior to and following this offering (without exercise of the underwriters' option to purchase additional shares and assuming that this offering prices at the midpoint of the estimated initial public offering price range set forth on the cover page of this prospectus):

	Shares Purchased			Total Consideration
Average Price Per Share
	Number	%		Amount	%

Shares outstanding upon completion of the Private Placement			%			%	$
Shares outstanding upon completion of this offering			%			%	$
Total		100%			100%		$

The pro forma net asset value upon completion of this offering (without exercise of the underwriters' option to purchase additional shares and assuming that this offering prices at the midpoint of the estimated initial public offering price range set forth on the cover page of this prospectus) is calculated as follows:

Numerator:
Net asset value upon completion of the Private Placement	$
Assumed proceeds from this offering (after deduction of certain estimated offering expenses as described in Use of Proceeds)	$
Denominator:
Shares outstanding upon completion of the Private Placement
Shares included in this offering

DISCUSSION OF MANAGEMENT'S EXPECTED OPERATING PLANS

Overview

We intend to elect to be regulated as a BDC under the 1940 Act. As a BDC, we will be required to comply with certain regulatory requirements. For instance, we will generally have to invest at least 70% of our total assets in "qualifying assets," including "eligible portfolio companies," cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. In addition, we will be subject to borrowing restrictions such that, with certain limited exceptions, our asset coverage, as defined in the 1940 Act, will be required to equal at least 200% after each borrowing. The amount of leverage that we employ will depend on our investment adviser's and our board of directors' assessment of market and other factors at the time of any proposed borrowing. This offering will significantly increase our capital resources. See "Regulation."

Revenues.    We plan to generate revenue in the form of interest income on debt investments and capital gains and distributions, if any, on investment securities that we may acquire in portfolio companies. We expect our debt investments to typically have a term of five to ten years and bear interest at a fixed or floating rate. In some instances, we may receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we may receive repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period. Our portfolio activity is also expected to reflect the proceeds of sales of securities. In some cases, our investments may provide for deferred interest payments or PIK interest. The principal amount of loans and debt securities and any accrued but unpaid interest generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or due diligence fees, fees for providing managerial assistance and consulting fees. Loan origination fees, original issue discount and market discount or premium will be capitalized, and we will accrete or amortize such amounts as interest income. We will record prepayment premiums on loans and debt securities as interest income. When we receive principal payments on a loan or debt security in an amount that exceeds its carrying value, we will also record the excess principal payment as interest income. Dividend income, if any, will be recognized on an accrual basis to the extent that we expect to collect such amounts.

Expenses.    Our primary operating expenses will include the payment of fees to CCFG Advisors under the Investment Advisory Agreement, our allocable portion of overhead expenses under the Administration Agreement and other operating costs described below. We will bear all other out-of-pocket costs and expenses of our operations and transactions, including:

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the cost of calculating our net asset value, including the cost of any third-party valuation services;

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the cost of effecting sales and repurchases of shares of our common stock and other securities;

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fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;

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transfer agent and custodial fees;

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out-of-pocket fees and expenses associated with marketing efforts;

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federal and state registration fees and any stock exchange listing fees;

–>
U.S. federal, state and local taxes;

–>
independent directors' fees and expenses;

–>
brokerage commissions;

–>
fidelity bond, directors' and officers' liability insurance and other insurance premiums;

–>
direct costs, such as printing, mailing, long distance telephone and staff;

–>
fees and expenses associated with independent audits and outside legal costs;

–>
costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws; and

–>
other expenses incurred by CCFG Advisors, Crescent Capital Administration or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion (subject to the review and approval of our board of directors) of overhead.

Financial condition, liquidity and capital resources.    We expect to generate cash primarily from the net proceeds of this offering and the Private Placement and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. Following this offering, we also expect to fund a portion of our investments through borrowings from banks and we may in the future fund our investments through issuances of senior securities. We executed a commitment letter with ING Capital LLC on May 16, 2011 for a Credit Facility and intend to enter into the Credit Facility following the completion of this offering. The closing of the Credit Facility is contingent on a number of conditions including, without limitation, the closing of this offering and the Portfolio acquisition and the negotiation and execution of definitive documents relating to the Credit Facility. If we are successful in securing the Credit Facility, we intend to use borrowings under the Credit Facility to make additional investments and for other general corporate purposes. However, there can be no assurance that we will be able to close the Credit Facility or obtain other financing. See "Obligations and Indebtedness—Credit Facility."

In the future, we may also securitize a portion of our investments. If we undertake a securitization transaction, we will consolidate our allocable portion of the debt of any securitization subsidiary on our financial statements, and include such debt in our calculation of the asset coverage test, if and to the extent required pursuant to the guidance of the staff of the SEC. Our primary use of funds will be to make investments in eligible portfolio companies and to pay our expenses and distributions to holders of our common stock. Immediately after this offering and the Private Placement, we expect to have cash resources of approximately $             million and no indebtedness. This amount does not take into account the exercise, if any, of the underwriters' over-allotment option. See "Use of Proceeds."

Contractual Obligations

We have entered into certain contracts under which we have material future commitments. We have entered into the Investment Advisory Agreement with CCFG Advisors in accordance with the 1940 Act. The Investment Advisory Agreement will become effective upon the closing of this offering. Under the Investment Advisory Agreement, CCFG Advisors has agreed to provide us with investment advisory and management services. We will pay for these services (1) a management fee equal to a percentage of our gross assets and (2) an incentive fee based on our performance. See "Management Agreements—Management Fee and Incentive Fee."

We have also entered into the Administration Agreement with Crescent Capital Administration as our administrator. The Administration Agreement will become effective upon the closing of this offering. Under the Administration Agreement, Crescent Capital Administration has agreed to furnish us with office facilities and equipment, provide us clerical, bookkeeping and record keeping services at such facilities and provide us with other administrative services necessary to conduct our day-to-day operations. We will pay the fees associated with this and other outsourced arrangements on a direct basis without incremental benefit to our administrator. See "Management Agreements—Administration Agreement."

CCFG Advisors has agreed to pay to the underwriters a portion of the sales load in the amount of $2.0 million ($                if the underwriters exercise their over-allotment option in full), with respect to this offering of shares of our common stock. We will be obligated to pay this amount to CCFG Advisors under certain circumstances. See "Obligations and Indebtedness."

If any of the contractual obligations discussed above are terminated, our costs under any new agreements that we enter into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Advisory Agreement and our Administration Agreement. Any new investment advisory agreement would also be subject to approval by our stockholders.

Distributions

In order to qualify as a RIC and to avoid U.S. federal corporate level income tax on the income we distribute to our stockholders, we are required to distribute at least 90% of our net ordinary income and our net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Additionally, we must distribute an amount at least equal to the sum of 98% of our net ordinary income (during the calendar year) plus 98.2% of our net capital gain income (during each 12 month period ending on December 31) to avoid a U.S. federal excise tax. We intend to distribute quarterly dividends to our stockholders beginning with our first full quarter after the completion of this offering. Our quarterly dividends will be determined by our board of directors.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a BDC under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including the possible loss of our qualification as a RIC. We cannot assure stockholders that they will receive any distributions.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying a dividend payment carefully and should not assume that the source of any distribution is our ordinary income or gains.

We have adopted an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders' cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically "opts out" of our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.

Related Parties

We have entered into a number of business relationships with affiliated or related parties, including the following:

–>
We have entered into an Investment Advisory Agreement with CCFG Advisors, an entity controlled by Crescent Capital Group. The beneficial interests in CCFG Advisors are indirectly owned by Mark Attanasio, the Chairman of our board of directors, Jean-Marc Chapus, a member of CCFG Advisors' investment committee, and other employees of Crescent Capital Group (including Michael Parks, our Chief Executive Officer). Mr. Parks is a managing director of Crescent Capital Group and Messrs. Attanasio and Chapus, as well as other employees of Crescent Capital Group (including Mr. Parks), own interests in Crescent Capital Group. See "Management Agreements."

–>
Crescent Capital Administration will provide us with the administrative services necessary to conduct day-to-day operations pursuant to our Administration Agreement. Crescent Capital Group is the sole member of and controls Crescent Capital Administration. We will reimburse Crescent Capital Administration for the allocable portion (subject to the review and approval of our board of directors)

  of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs.

–>
We have entered into a license agreement with Crescent Capital Group pursuant to which Crescent Capital Group has granted us a non-exclusive, royalty-free license to use the name "Crescent Capital."

–>
At or prior to the closing of this offering, CCFG Advisors, certain of its affiliates, certain of our officers, directors and employees, or entities owned by, or family trusts for the benefit of, such persons, and certain other persons or entities designated by Crescent Capital Group will purchase in the Private Placement an aggregate of $            in shares of common stock at an average offering price of $            per share. We will receive the full proceeds from the sale of these shares, and no underwriting discounts or commissions will be paid in respect of these shares. We have entered into a registration rights agreement pursuant to which we have agreed to file a registration statement in respect of the shares of common stock sold by us in the Private Placement. We will pay the costs associated with the registration of the shares of common stock sold by us in the Private Placement pursuant to such registration rights agreement. If we do register any of these shares, such registration may depress the market price of our common stock.

–>
We intend to use a portion of the proceeds of this offering and the Private Placement to purchase the Portfolio from the Seller. The Seller is currently advised by TAMCO and sub-advised by Crescent Capital Group. See "Related Party Transactions and Certain Relationships."

–>
Under a Resource Sharing Agreement entered into between Crescent Capital Group and CCFG Advisors, Crescent Capital Group has agreed to provide CCFG Advisors with the resources necessary to fulfill its obligations under the Investment Advisory Agreement. The Resource Sharing Agreement provides that Crescent Capital Group will provide CCFG Advisors with experienced investment professionals (including CCFG Advisors' investment committee) and access to the resources of Crescent Capital Group for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. Services under the Resource Sharing Agreement will be provided on a direct cost reimbursement basis. We are a third party beneficiary of this agreement.

For additional details regarding related party transactions, see "Related Party Transactions and Certain Relationships."

In addition, we have adopted a formal code of ethics that governs the conduct of our and CCFG Advisors' officers, directors, managers, partners and employees. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the DGCL.

Critical Accounting Policies

This discussion of our expected operating plans is based upon our expected financial statements, which will be prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP. The preparation of these financial statements will require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we will describe our critical accounting policies in the notes to our future financial statements.

Valuation of portfolio investments

As a BDC, we will generally invest in illiquid loans and securities including debt and equity securities of lower-middle-market companies. Under procedures established by our board of directors, we intend to value investments for which market quotations are readily available at such market quotations. We will obtain these market values from an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, otherwise by a principal market maker or a primary market dealer). Debt and equity securities that are not publicly traded or whose market prices are not readily available will be valued at fair value as determined in good faith by our board of directors. Such determination of fair values may involve subjective judgments and estimates, although we will also engage independent valuation providers to review the valuation of each portfolio investment that does not have a readily available market quotation at least once annually. Investments purchased within 60 days of maturity will be valued at cost plus accreted discount, or minus amortized premium, which approximates value. With respect to unquoted securities, our board of directors, together with our independent valuation advisors, will value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, our board will use the pricing indicated by the external event to corroborate and/or assist us in our valuation. Because we expect that there will not be a readily available market for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith by our board of directors using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

–>
Our quarterly valuation process will begin with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment;

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Preliminary valuation conclusions will then be documented and discussed with our senior management and our investment adviser;

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The audit committee of our board of directors will then review these preliminary valuations;

–>
At least once annually, the valuation for each portfolio investment will be reviewed by an independent valuation firm; and

–>
The board of directors will then discuss valuations and determine the fair value of each investment in our portfolio in good faith, based on the input of our investment adviser, the respective independent valuation firms and the audit committee.

For more information, see "Determination of Net Asset Value."

Revenue recognition

We will record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt securities with contractual PIK interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. We will not accrue interest on loans and debt securities if we have reason to doubt our ability to collect such interest. Loan origination fees, original issue discount and market discount or premium will be capitalized, and we will then accrete or amortize such amounts using the effective interest method as interest income. Upon the prepayment of a loan or debt security, any unamortized loan origination will be recorded as interest income. We will record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, will be recognized on the ex-dividend date.

Net realized gains or losses and net change in unrealized appreciation or depreciation

We will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

OBLIGATIONS AND INDEBTEDNESS

Payment of CCFG Advisors' Portion of the Sales Load

CCFG Advisors has agreed to pay to the underwriters a portion of the sales load in the amount of $2.0 million ($                if the underwriters exercise their over-allotment option in full) with respect to this offering of shares of our common stock. We will be obligated to pay this amount to CCFG Advisors (a) if during any four consecutive calendar quarter-periods ending on or after the one year anniversary of the closing of the offering, our pre-incentive fee net investment income (as described herein) equals or exceeds 1.75% (7.0% annualized) of our net assets at the beginning of such period (as adjusted for any issuances or repurchases of shares of our common stock) or (b) upon our liquidation. If one or more of these events does not occur on or before the third anniversary of the closing of this offering, we will not be obligated to pay this amount. We will pay such amount to CCFG Advisors in cash, and CCFG Advisors has agreed to use such payment to purchase shares of our common stock in the secondary market.

Credit Facility

We executed a commitment letter with ING Capital LLC on May 16, 2011 for the Credit Facility and intend to enter into the Credit Facility following the completion of this offering. Prior to entering into the Credit Facility with ING Capital LLC or any other lender, the required majority (as defined in Section 57(o) of the 1940 Act) of our board of directors must approve the Credit Facility on the basis that the terms thereof, including the consideration to be paid or received, are reasonable and fair to the stockholders of our Company and do not involve overreaching of us or our stockholders on the part of any person concerned; and the directors record in their minutes and preserve in their records, for such periods as if such records were required to be maintained pursuant to Section 31(a) of the 1940 Act, a description of the Credit Facility, their findings, the information or materials upon which their findings were based, and the basis for such findings.

As currently contemplated, we anticipate the Credit Facility will be a four-year facility consisting of a three-year revolving period and a one-year term-out (meaning that we will have the option to convert any outstanding revolver loans at the end of the revolving period to one year term loans). We expect that the interest rate will be based on the Above Base Rate or the London Interbank Offered Rate plus a fixed margin. The Credit Facility is expected to be secured by liens on substantially all of our assets, including our portfolio investments. We expect that any security interests we grant will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the benefit of the lenders. In addition, we expect that the custodian for the loans and securities serving as collateral for borrowings under the Credit Facility would include in its electronic systems notices indicating the existence of such security interests and, following notice of the occurrence of an event of default and during its continuance, will only accept transfer instructions with respect to any such loans and securities from the lender or its designee. If we default under the terms of any debt instrument, the agent for the applicable lenders could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows. As currently contemplated, the Credit Facility will provide for maximum borrowings of up to $125.0 million, with a targeted initial closing amount of $75.0 million. Our borrowings under the Credit Facility will be limited to the amount of a borrowing base equal to the product of our eligible portfolio investments and the respective advance rates applied to each such eligible portfolio investment. To the extent that the aggregate commitments of the lenders under the Credit Facility on the closing date are less than $125.0 million, the difference will be reflected in an uncommitted accordion provision on customary terms. Upon execution, we anticipate that we will be required to pay fees of $            , in the aggregate, to ING Capital LLC as well as all of ING Capital LLC's reasonable, documented and out-of-pocket expenses, including attorneys' fees. We anticipate the terms of the Credit Facility will require us to (i) make representations and warranties regarding, among other things, the collateral as well as each of our businesses, (ii) agree to certain indemnification obligations and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities. The Credit Facility is also expected to contain event of default provisions covering, among other things, payment defaults, change in control transactions, and failure to comply with both financial and operating covenants. Defaults under the Credit Facility could result in the entire facility becoming due and payable, which would materially and adversely affect our liquidity, financial condition, results of operations and cash flows.

As currently contemplated, the closing of the Credit Facility would be subject to a number of conditions, including, without limitation, the closing of this offering and the Portfolio acquisition and the negotiation and execution of definitive documents relating to the Credit Facility. If we are successful in securing the Credit Facility, we intend to use borrowings under the Credit Facility to make additional investments and for other general corporate purposes. We cannot assure you that we will be able to enter into the Credit Facility on the terms contemplated by the commitment letter, or at all.

UNAUDITED PRO FORMA BALANCE SHEET AND STATEMENT OF INVESTMENTS

The following unaudited pro forma balance sheet and statement of investments as of May 31, 2011 are based on our historical financial statements, after giving effect to the Private Placement, this offering and the Portfolio purchase.

The unaudited pro forma financial data is provided for informational purposes only and is subject to a number of uncertainties and assumptions and does not purport to present what our actual performance would have been if the Private Placement, this offering and the Portfolio purchase had occurred on May 31, 2011. This information should be read with the historical financial statements and the notes thereto included elsewhere in this prospectus.

Pro Forma Balance Sheet

The unaudited pro forma balance sheet gives effect to the completion of (i) the Private Placement, which assumes the sale of                   shares of our common stock at a price per share of $            to CCFG Advisors, certain of its affiliates, certain of our officers, directors and employees, or entities owned by, or family trusts for the benefit of, such persons, and certain other persons or entities designated by Crescent Capital Group; (ii) this offering, which assumes the sale of            shares of our common stock at the public offering price of $            , after deducting underwriting discounts and commissions and estimated offering expenses of approximately $           million payable by us; and (iii) the purchase of the Portfolio with a portion of the net proceeds of this offering, which assumes a fair value of approximately $74.0 million plus $1.1 million of accrued interest.

Crescent Capital Finance Group, Inc.
PRO FORMA BALANCE SHEET
As of May 31, 2011

	Crescent Capital Finance Group, Inc. (Audited)	Pro Forma Adjustments (Unaudited)		Pro Forma Crescent Capital Finance Group, Inc. (Unaudited)

Assets
Cash	$175,001	$89,640,069	(1)(4)	$89,815,070
Investments, at fair value	—	73,979,865	(1)	73,979,865
Accrued interest receivable	—	1,061,750	(1)	1,061,750
Deferred offering costs	53,317	(53,317	)(2)	—

Total assets	$228,318	$164,628,367		$164,856,685

Liabilities and stockholders' equity
Liabilities:
Due to related party	$86,638	$(86,638	)(3)	$—
Accrued organization costs	25,000	(25,000	)(3)	—

	111,638	(111,638)		—
Stockholders' equity:
Common stock, par value $0.001 per share; 1,000 authorized, actual; 100,000,000 authorized, pro forma; 1,000 issued and outstanding, actual; 11,666,667 issued and outstanding, pro forma	1	11,667	(1)	11,668
Paid-in capital in excess of par value	175,000	164,728,338	(1)(4)	164,903,338
Accumulated loss	(58,321)	—		(58,321)

Total stockholders' equity	116,680	164,740,005		164,856,685

Total liabilities and stockholders' equity	$228,318	$164,628,367		$164,856,685

Pro forma net asset value per share				$14.13

(1)
Reflects the completion of the Private Placement and the receipt of the proceeds therefrom; this offering and the receipt of the net proceeds therefrom (assuming that the underwriters do not exercise their over allotment option); and the Portfolio purchase.

(2)
In connection with the completion of this offering, the deferred offering costs have been charged against paid-in capital in excess of par value.

(3)
In connection with the completion of this offering, both the accrued organization costs and the contributed loan have been paid with the net offering proceeds.

(4)
In connection with the completion of this offering, CCFG Advisors has agreed to pay to the underwriters a portion of the sales load in the amount of $2.0 million ($            if the underwriters exercise their over-allotment option in full) with respect to this offering. We will be obligated to pay this amount to CCFG Advisors (a) if during any four consecutive calendar quarter-periods ending on or after the one year anniversary of the closing of the offering, our pre-incentive fee net investment income (as described herein) equals or exceeds 1.75% (7.0% annualized) of our net assets at the beginning of such period (as adjusted for any issuances or repurchases of shares of our common stock) or (b) upon our liquidation. If one or more of these events does not occur on or before the third anniversary of the closing of this offering, we will not be obligated to pay this amount. We will pay such amount to CCFG Advisors in cash. Should we not be successful in the initial public offering, then no contingency would exist.

Pro Forma Statement of Investments

Prior to this offering, we expect to enter into a portfolio acquisition agreement that grants us the exclusive right to purchase, in cash, the Portfolio for approximately $74.0 million (subject to certain adjustments), plus $1.1 million of accrued interest on the assets of the Portfolio. Such purchase price is based on the fair value of and accrued interest on the assets of the Portfolio as of May 31, 2011 and the final purchase price may be adjusted based on an independent third party valuation to be conducted on or around the closing of this offering. See "Prospective Portfolio." We plan to use the net proceeds of this offering to pay for the acquisition of the Portfolio assets.

The Portfolio will be purchased from the Seller, an institutional investor which was formed in June 2009 and commenced investing thereafter. The difference in the composition and principal amount (and thus value) from the December 31, 2010 portfolio provided in the Special Purpose Schedule of Investments, included elsewhere herein, and the May 31, 2011 portfolio provided in the Pro Forma Schedule of Investments included below, reflects acquisitions, partial prepayments, partial sales and refinancings (unrelated to credit events) made subsequent to December 31, 2010.

In addition, for the period from June 2009 to May 31, 2011, interest paid on securities in the Portfolio primarily was in the form of cash payments, with an insignificant amount of interest in the form of PIK interest and there has been no default of principal or interest payments on any such securities, there has been no modifications or amendments to the terms of the securities included in the Portfolio due to issuer credit events, and all securities in the Portfolio as of May 31, 2011 are current with respect to interest and principal payments. However, one term loan issued by Wilbros United Holdings, Inc. was downgraded from a B2 to a B3 rating during the period January 1, 2011 to May 31, 2011. In addition, subsequent to May 31, 2011, a senior unsecured note issued by Hovnanian Enterprises, Inc. was downgraded from a CCC- to a CC rating. These downgrades have not resulted in any change in terms. As noted above, certain securities were refinanced by their issuer between December 31, 2010 and May 31, 2011 in order to take advantage of the low interest rate environment. These securities were not refinanced due to issuer credit events.

The following unaudited pro forma statement of investments assumes the Portfolio purchase took place on May 31, 2011. The investments are valued at fair value as of May 31, 2011.

Crescent Capital Finance Group, Inc
UNAUDITED PRO FORMA STATEMENT OF INVESTMENTS
As of May 31, 2011

Description	Type of Investment	Interest(1)	Maturity	Principal Due at Maturity	Fair Value	% of Net Asset Value
Corporate Bonds
Aerospace
Wyle Services Corp.	Senior Subordinated Note	10.50%	4/1/2018	250,000	268,125	0.16%

Airlines
American Airlines Inc.	Senior Secured Note	7.50%	3/15/2016	650,000	645,125	0.39%

Automobile Manufacturing
American Tire Distributors Inc.	Senior Secured Note	9.75%	6/1/2017	500,000	543,750	0.33%
Chrysler Group LLC	Senior Secured Note	8.00%	6/15/2019	500,000	500,000	0.30%
Cooper-Standard Automotive Inc.	Senior Unsecured Note	8.50%	5/1/2018	300,000	325,500	0.20%
Exide Technologies	Senior Secured Note	8.63%	2/1/2018	150,000	160,500	0.10%
Goodyear Tire & Rubber Co.	Senior Note	8.25%	8/15/2020	500,000	548,750	0.33%
Navistar International Corp.	Senior Unsecured Notes	8.25%	11/1/2021	1,025,000	1,130,063	0.69%
Stoneridge Inc.	Senior Secured Note	9.50%	10/15/2017	225,000	249,750	0.15%

					3,458,313	2.10%
Automobile Parts
Delphi Corp.	Senior Unsecured Note	5.88%	5/15/2019	285,000	285,356	0.17%
Delphi Corp.	Senior Unsecured Note	6.13%	5/15/2021	150,000	151,125	0.09%

					436,481	0.26%
Broadcast/Outdoor
Citadel Broadcasting Corp.	Senior Note	7.75%	12/15/2018	100,000	108,500	0.07%
DCP LLC/DCP Corp.	Senior Secured Note	10.75%	8/15/2015	725,000	685,125	0.42%
LBI Media, Inc.	Senior Secured Note	9.25%	4/15/2019	1,000,000	1,016,250	0.62%
Nexstar/Mission Broadcasting	Senior Secured Note	8.88%	4/15/2017	345,000	376,050	0.23%
Salem Communications	Senior Secured Note	9.63%	12/15/2016	455,000	486,850	0.30%
Univision Communications	Senior Secured Note	7.88%	11/1/2020	500,000	527,500	0.32%
Warner Music Group/WMG Holdings	Senior Subordinate Notes	7.38%	4/15/2014	390,000	396,825	0.24%

					3,597,100	2.18%
Building Products
American Standard Americas	Senior Secured Note	10.75%	1/15/2016	750,000	789,375	0.48%
Empire Today LLC	Senior Secured Note	11.38%	2/1/2017	1,000,000	1,072,500	0.65%
Ply Gem Industries	Senior Secured Note	8.25%	2/15/2018	175,000	171,938	0.10%

					2,033,813	1.23%
Cable
Block Communications Inc.	Senior Note	8.25%	12/15/2015	500,000	516,250	0.31%
Bresnan Broadband Holdings LLC	Senior Unsecured Notes	8.00%	12/15/2018	500,000	532,500	0.32%
Cequel Communications Holdings I	Senior Unsecured Notes	8.63%	11/15/2017	650,000	693,875	0.42%
Insight Communications	Senior Note	9.38%	7/15/2018	500,000	562,500	0.34%

					2,305,125	1.40%
Consumer Products
Prestige Brands Inc.	Senior Note	8.25%	4/1/2018	175,000	187,250	0.11%

Containers
Berry Plastics Escrow	Senior Secured Note	8.25%	11/15/2015	250,000	268,750	0.16%
Reynolds Group Holdings	Senior Secured Note	6.88%	2/15/2021	90,000	93,375	0.06%

					362,125	0.22%
Diversified Financials
Vanguard Healthcare Holdings LLC/Vanguard Healthcare Solutions Ltd.	Senior Unsecured Notes	7.75%	2/1/2019	300,000	310,500	0.19%

Description	Type of Investment	Interest(1)	Maturity	Principal Due at Maturity	Fair Value	% of Net Asset Value
Electric Utilities
NRG Energy Inc.	Senior Unsecured Note	8.25%	9/1/2020	250,000	257,500	0.16%
Public Service Company of New Mexico	Senior Unsecured Note	7.95%	5/15/2018	540,000	621,599	0.38%

					879,099	0.53%
Electronic/Information/Data Technology
Allen Systems Group Inc.	Senior Secured Note	10.50%	11/15/2016	750,000	776,250	0.47%
CDW LLC/CDW Finance	Senior Secured Note	8.00%	12/15/2018	375,000	403,125	0.24%
Earthlink, Inc.	Senior Note	8.88%	5/15/2019	300,000	285,000	0.17%
Eastman Kodak Co.	Senior Secured Note	9.75%	3/1/2018	500,000	483,750	0.29%
Echostar Holding Corp./EH Holding	Senior Unsecured Note	7.63%	6/15/2021	150,000	154,500	0.09%
First Data Corporation	Senior Unsecured Note	9.88%	9/24/2015	275,000	283,938	0.17%
Freescale Semiconductor	Senior Secured Note	9.25%	4/15/2018	400,000	447,000	0.27%
Interactive Data Corp.	Senior Note	10.25%	8/1/2018	175,000	195,563	0.12%
Level 3 Financing, Inc.	Senior Unsecured Note	8.13%	7/1/2019	455,000	462,963	0.28%
Syniverse Holdings Inc.	Senior Unsecured Notes	9.13%	1/15/2019	275,000	295,625	0.18%
Trans Union LLC	Senior Unsecured Notes	11.38%	6/15/2018	375,000	435,000	0.26%

					4,222,713	2.56%
Environmental Services
Casella Waste Systems Inc.	Senior Subordinate Note	7.75%	2/15/2019	275,000	281,875	0.17%

Finance—Other
Aircastle Ltd.	Senior Note	9.75%	8/1/2018	460,000	520,950	0.32%
Icahn Enterprises/Finance	Senior Note	8.00%	1/15/2018	500,000	515,625	0.31%
Icahn Enterprises/Finance	Senior Unsecured Notes	7.75%	1/15/2016	650,000	671,125	0.41%
International Lease Finance Corp.	Senior Note	8.25%	12/15/2020	75,000	84,469	0.05%
International Lease Finance Corp.	Senior Note	8.63%	9/15/2015	40,000	44,425	0.03%
International Lease Finance Corp.	Senior Note	6.25%	5/15/2019	320,000	321,702	0.20%
Nuveen Investments Inc.	Senior Unsecured Subordinate Note	5.50%	9/15/2015	750,000	686,250	0.42%
Provident Funding/Provident Financial PLC	Senior Note	10.13%	2/15/2019	750,000	779,063	0.47%

					3,623,609	2.20%
Food Processors
Blue Merger (Del Monte Foods Company)	Senior Unsecured Note	7.63%	2/15/2019	125,000	128,125	0.08%
Bumble Bee Acquisiton Co.	Senior Secured Note	9.00%	12/15/2017	230,000	238,050	0.14%
Dean Foods Co.	Senior Unsecured Notes	9.75%	12/15/2018	500,000	541,250	0.33%
Reddy Ice Corp.	Senior Secured Note	11.25%	3/15/2015	750,000	776,250	0.47%

					1,683,675	1.02%
Gaming
Ameristar Casinos Inc.	Senior Unsecured Note	7.50%	4/15/2021	500,000	522,500	0.32%
Boyd Gaming Corp.	Senior Unsecured Note	9.13%	12/1/2018	325,000	340,031	0.21%
Citycenter Holdings/Finance	Senior Secured Note	7.63%	1/15/2016	130,000	133,900	0.08%
Quapaw Downstream Development Authority	Senior Secured Notes	12.00%	10/15/2015	500,000	547,500	0.33%
Wynn Las Vegas LLC/Corp.	Secured Note	7.88%	11/1/2017	500,000	551,250	0.33%

					2,095,181	1.27%
Healthcare Facilities
Capella Healthcare	Senior Note	9.25%	7/1/2017	275,000	297,000	0.18%
Emergency Medical Services Corp./CDRT Merger Sub, Inc.	Senior Unsecured Note	8.13%	6/1/2019	700,000	709,625	0.43%
OmniCare Inc.	Senior Subordinate Note	7.75%	6/1/2020	500,000	536,875	0.33%
Oncure Holdings Inc.	Senior Secured Note	11.75%	5/15/2017	500,000	525,000	0.32%
STHI Holding Corp/Sterigenics	Secured Note	8.00%	3/15/2018	375,000	389,063	0.24%
Universal Hospital Service	Senior Secured Note(2)	8.50%	6/1/2015	250,000	259,375	0.16%

					2,716,938	1.65%
Healthcare Supply
DJO Finance LLC/DJO Finance Corp./ReAble	Senior Subordinate Note	9.75%	10/15/2017	330,000	346,706	0.21%

Description	Type of Investment	Interest(1)	Maturity	Principal Due at Maturity	Fair Value	% of Net Asset Value
Home Builders
Hovnanian Enterprises, Inc.	Senior Secured Note	10.63%	10/15/2016	500,000	505,000	0.31%
Hovnanian Enterprises, Inc.	Senior Unsecured Notes	11.88%	10/15/2015	750,000	615,000	0.37%
Standard Pacific Corp.	Senior Note	8.38%	5/15/2018	425,000	435,625	0.26%

					1,555,625	0.94%
Independent Finance
Ally Financial (GMAC)	Senior Unsecured Note	7.50%	9/15/2020	250,000	270,000	0.16%

Industrial—Other
Liberty Tire Recycling	Senior Unsecured Note	11.00%	10/1/2016	100,000	110,500	0.07%
Pittsburgh Glass Works LLC	Senior Secured Note	8.50%	4/15/2016	500,000	526,250	0.32%

					636,750	0.38%
Leisure
Manchester United (MU Finance PLC)	Senior Secured Note	8.38%	2/1/2017	600,000	651,000	0.39%
Norwegian Cruise Line (NCL Corp.)	Senior Secured Note	11.75%	11/15/2016	500,000	584,375	0.35%
Yankee Stadium (NYC Industrial Development)	Senior Subordinate Notes	11.00%	3/1/2029	750,000	945,188	0.57%

					2,180,563	1.32%
Machinery
Case New Holland Inc.	Senior Note	7.88%	12/1/2017	300,000	337,125	0.20%

Metals/Mining
Aleris International Inc.	Senior Note	7.63%	2/15/2018	150,000	156,938	0.10%
Midwest Vanadium Pty., Ltd.	Senior Secured Note	11.50%	2/15/2018	750,000	773,438	0.47%
Severstal Columbus LLC	Senior Secured Note	10.25%	2/15/2018	295,000	330,400	0.20%

					1,260,775	0.76%
Oil Equipment
Boart Longyear Management Pty., Ltd.	Unsecured Note	7.00%	4/1/2021	365,000	378,688	0.23%
Parker Drilling Co.	Senior Note	9.13%	4/1/2018	100,000	109,500	0.07%

Oil Refining and Marketing
Expro Finance Luxembourg	Senior Secured Note	8.50%	12/15/2016	525,000	514,296	0.31%
McJunkin Red Man Corp.	Senior Secured Note	9.50%	12/15/2016	450,000	469,125	0.28%

					983,421	0.60%
Oil Service
Basic Energy Services	Senior Note	7.75%	2/15/2019	75,000	79,313	0.05%
Hercules Offshore LLC	Senior Secured Note	10.50%	10/15/2017	300,000	316,875	0.19%

					396,188	0.24%
Pharmaceuticals
Valeant Pharmaceuticals	Senior Note	7.25%	7/15/2022	550,000	544,500	0.33%

Power
Calpine Corp.	Senior Secured Note	7.50%	2/15/2021	225,000	235,125	0.14%
Dynegy Holdings, Inc.	Senior Unsecured Note	8.38%	5/1/2016	500,000	416,250	0.25%
Edison Mission Energy	Senior Unsecured Note	7.00%	5/15/2017	500,000	415,000	0.25%
Texas Competitive Electric Holdings Co. LLC/TXU Corp.	Senior Secured Note	11.50%	10/1/2020	210,000	213,675	0.13%

					1,280,050	0.78%
Real Estate/Lodging
Felcor Escrow Holdings LLC	Senior Secured Note	6.75%	6/1/2019	200,000	200,250	0.12%

Restaurants
Rare Restaurant Group LLC	Senior Secured Note	9.25%	5/15/2014	750,000	648,750	0.39%

Retail—Food and Drug
Rite Aid Corp.	Senior Secured Note	8.00%	8/15/2020	500,000	543,750	0.33%

Description	Type of Investment	Interest(1)	Maturity	Principal Due at Maturity	Fair Value	% of Net Asset Value
Retail Stores
Claire's Escrow Corp.	Senior Secured Note	8.88%	3/15/2019	175,000	168,875	0.10%
Spencer Spirit Holdings, Inc./Spencer Gifts LLC	Senior Secured Note	11.00%	5/1/2017	300,000	310,500	0.19%
Toys R Us Property Co. I	Senior Unsecured Note	10.75%	7/15/2017	300,000	340,500	0.21%
Toys R Us Property Co. II	Senior Secured Note	8.50%	12/1/2017	200,000	215,500	0.13%
YCC Holdings/Yankee Finance	Senior Unsecured Notes(2)	10.25%	2/15/2016	500,000	517,500	0.31%
YCC Holdings/Yankee Finance	Senior Unsecured Notes(2)	10.25%	2/15/2016	500,000	521,250	0.32%

					2,074,125	1.26%
Satellite
Geoeye Inc.	Senior Secured Note	8.63%	10/1/2016	45,000	47,925	0.03%
Intelsat Bermuda Ltd.	Senior Unsecured Note(3)	12.50%	2/4/2017	547,852	597,158	0.36%

					645,083	0.39%
Secondary Oil & Gas Producers
Citgo Petroleum Corp.	Senior Secured Note	11.50%	7/1/2017	425,000	495,125	0.30%
Laredo Petroleum Inc.	Senior Unsecured Notes	9.50%	2/15/2019	475,000	508,250	0.31%
Sandridge Energy Inc.	Senior Unsecured Note	7.50%	3/15/2021	500,000	518,750	0.31%

					1,522,125	0.92%
Services—Other
Avis Budget Car Rental	Senior Unsecured Notes	8.25%	1/15/2019	500,000	521,250	0.32%
Brickman Group Holdings	Senior Unsecured Notes	9.13%	11/1/2018	75,000	78,375	0.05%
Mobile Mini Inc.	Senior Note	7.88%	12/1/2020	250,000	266,250	0.16%
PHH Corp.	Senior Note	9.25%	3/1/2016	125,000	139,375	0.08%

					1,005,250	0.61%
Telecom—CLEC
Cincinnati Bell Inc.	Senior Unsecured Notes	8.38%	10/15/2020	500,000	508,750	0.31%

Telecom—Diversified
Paetec Holding Corp.	Senior Secured Note	8.88%	6/30/2017	425,000	463,250	0.28%
Windstream Corp.	Senior Note	7.88%	11/1/2017	500,000	546,875	0.33%

					1,010,125	0.61%
Telecom—Wireless
Sprint Capital Corp.	Senior Note	6.90%	5/1/2019	500,000	524,375	0.32%

Tobacco
Vector Group Ltd.	Senior Note	11.00%	8/15/2015	750,000	798,750	0.48%

Utilities—Other
Genon Escrow Corp.	Senior Unsecured Notes	9.50%	10/15/2018	500,000	528,750	0.32%
North American Energy Alliance	Secured Note	10.88%	6/1/2016	500,000	561,250	0.34%

					1,090,000	0.66%

Total Corporate Bonds					49,958,268	30.30%

Secured Loans
Aerospace
IAP Worldwide Services	First Lien Term Loan(2)	LIBOR + 5.25%	12/31/2012	913,841	914,222	0.55%

Automobile Manufacturing
Chrysler Group LLC	Tranche B Term Loan	LIBOR + 4.75%	5/19/2017	541,087	538,760	0.33%
Transtar Holding Company	Second Lien Term Loan	LIBOR + 8.50%	12/21/2017	210,080	215,332	0.13%

					754,091	0.46%
Broadcast/Outdoor
Encompass Digital Media, Inc.	Term Loan	LIBOR + 6.00%	2/26/2016	403,863	402,853	0.24%

Chemicals
Ineos Group Holdings	Term Loan B(3)	LIBOR + 4.50%	12/16/2013	769,308	796,955	0.48%
Ineos Group Holdings	Term Loan C(3)	LIBOR + 5.00%	12/16/2014	755,185	782,325	0.47%
Lyondell Chemical Company	Senior Secured Note—Third Lien	11.00%	5/1/2018	1,497,210	1,690,911	1.03%

					3,270,191	1.98%
Diversified Financials
BRSP, LLC	Term Loan	LIBOR + 4.50%	6/24/2014	1,111,774	1,121,502	0.68%

Description	Type of Investment	Interest(1)	Maturity	Principal Due at Maturity	Fair Value	% of Net Asset Value
Electronic/ Information/ Data Technology
Asurion, LLC	Term Loan	LIBOR + 7.50%	5/22/2019	877,510	887,199	0.54%
Attachmate Corporation	First Lien Term Loan	LIBOR + 5.00%	4/27/2017	223,745	225,563	0.14%
BNYConvergEx Group, LLC	Second Lien Term Loan	LIBOR + 7.00%	12/17/2017	370,370	379,475	0.23%
Datatel, Inc.	Second Lien Term Loan	LIBOR + 7.25%	2/17/2018	375,000	383,438	0.23%
Excelitas Technologies Corp. (IDS)	Term Loan	LIBOR + 5.00%	11/30/2016	825,918	830,047	0.50%
Sunquest Information Systems, Inc.	First Lien Term Loan	LIBOR + 4.50%	12/16/2016	221,756	223,696	0.14%

					2,929,418	1.78%
Energy
Obsidian Natural Gas Trust	$1.2 billion facility	LIBOR + 2.00%	11/2/2015	455,154	464,257	0.28%

Finance—Other
Nuveen Investments Inc.	Second Lien Term Loan	12.50%	7/31/2015	500,000	536,042	0.33%
RBS Worldpay, Inc.	USD Equivalent Term Loan 82A	LIBOR + 4.50%	11/30/2017	390,162	392,296	0.24%

					928,338	0.56%
Food Processors
Centerplate Volume Services America Inc.	Term Loan B	LIBOR + 8.50%	9/16/2016	647,593	652,450	0.40%
Centerplate Volume Services America Inc.	Term Loan A	LIBOR + 8.00%	9/16/2015	51,700	52,217	0.03%

					704,667	0.43%
Healthcare Facilities
ATI Holdings, Inc. (ATI Physical Therapy)	Term Loan	LIBOR + 5.50%	3/12/2016	982,340	992,163	0.60%
Aveta Holdings, LLC/MMM Holdings Inc.	Term Loan	LIBOR + 6.50%	4/14/2015	422,918	425,385	0.26%
Aveta Holdings, LLC/NAMM Holdings Inc.	Term Loan	LIBOR + 6.50%	4/14/2015	422,918	425,385	0.26%
CHG Companies, Inc.	Second Lien Term Loan	LIBOR + 9.50%	4/7/2017	418,952	431,521	0.26%
National Specialty Hospitals, Inc. (NSH)	Term Loan	LIBOR + 6.50%	2/3/2017	328,629	329,862	0.20%
National Specialty Hospitals, Inc. (NSH)	Delayed Draw Term Loan	LIBOR + 6.50%	2/10/2017	57,319	57,534	0.03%
Smile Brands Group Inc.	Term Loan B	LIBOR + 5.25%	12/21/2017	232,186	232,960	0.14%
Surgery Center Holdings, Inc.	Term Loan	LIBOR + 5.00%	2/4/2017	291,334	293,701	0.18%
Virtual Radiologic Corporation	Term Loan	LIBOR + 5.50%	12/22/2016	551,030	548,275	0.33%

					3,736,786	2.27%
Healthcare Services
Decision Resources LLC	Second Lien Credit Agreement	LIBOR + 8.00%	5/6/2018	750,000	746,250	0.45%
Valitas Health Services, Inc.	Term Loan B	LIBOR + 4.50%	5/22/2017	269,691	270,281	0.16%

					1,016,531	0.62%
Home Builders
Orleans Homebuilders, Inc.	Term Loan	LIBOR + 8.50%	2/5/2016	750,000	754,219	0.46%

Industrial—Other
Willbros United States Holdings, Inc.	Term Loan	LIBOR + 7.50%	6/30/2014	999,031	1,007,772	0.61%

Insurance
CNO Financial Group, Inc.	Term Loan	LIBOR + 5.00%	9/30/2016	143,946	144,755	0.09%

Power
Sensus USA, Inc.	Second Lien Term Loan	LIBOR + 7.25%	5/9/2018	820,000	836,913	0.51%

Retail Stores
Advantage Sales and Marketing Inc.	Second Lien Term Loan	LIBOR + 7.75%	6/20/2018	301,970	309,393	0.19%
Springs Window Fashions LLC	First Lien Term Loan	LIBOR + 4.50%	5/15/2017	146,048	144,222	0.09%

					453,616	0.28%
Secondary Oil & Gas Producers
Citgo Petroleum	Term Loan C	LIBOR + 7.00%	6/24/2017	985,769	1,035,762	0.63%

Description	Type of Investment	Interest(1)	Maturity	Principal Due at Maturity	Fair Value	% of Net Asset Value
Services—Other
Brickman Group Holdings, Inc.	Term Loan	LIBOR + 5.50&	10/14/2016	306,477	311,841	0.19%
Brock Holdings III, Inc.	Second Lien Term Loan Facility	LIBOR + 8.25%	3/16/2018	904,937	927,560	0.56%
PODS Funding Corp. II	Term Loan	LIBOR + 5.50%	12/18/2014	853,508	855,642	0.52%

					2,095,043	1.27%
Telecom—Diversified
Securus Technologies, Inc.	Tranche B Term Loan	LIBOR + 4.00%	5/31/2017	209,521	207,426	0.13%

Telecom—Wireless
U.S. Telepacific Corporation	Term Loan	LIBOR + 4.50%	2/20/2017	180,152	179,927	0.11%

Transportation—Other
SIRVA, Inc./North American Van Lines	Second Lien Term Loan	LIBOR + 8.75%	3/31/2016	625,000	610,156	0.37%

Utilities—Other
Race Point Power II LLC	First lien Term Loan B	LIBOR + 6.00%	12/22/2017	450,336	453,151	0.27%

Total Secured Loans					24,021,597	14.57%

Total Investment in Securities					73,979,865	44.87%

(1)
A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR, and which is reset periodically. For each debt investment, we have provided the current interest rate in effect at May 31, 2011.

(2)
Security pays interest in-kind ("PIK").

(3)
Security contains a partial PIK feature.

THE COMPANY

Crescent Capital Finance Group

We are an externally managed, closed-end, non-diversified management investment company that intends to file an election to be regulated as a BDC under the 1940 Act, and as a RIC for U.S. federal income tax purposes. We were recently formed to originate and invest primarily in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as related equity securities of private U.S. lower-middle-market companies. The companies in which we intend to invest will typically be highly leveraged, and, in most cases, will not be rated by national rating agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (i.e., below BBB or Baa, respectively) from the national rating agencies of Standard & Poor's and Moody's. Our investment activities will be managed by our investment adviser, CCFG Advisors, a subsidiary of Crescent Capital Group, a leading lender to middle-market companies and a manager of below-investment grade credit assets with approximately $10 billion of assets under management and 51 investment professionals as of January 1, 2011.

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation by:

–>
accessing the extensive origination channels that have been developed and established by Crescent Capital Group;

–>
originating investments in what we believe to be companies with strong business fundamentals, generally within our core lower-middle-market company focus;

–>
working with private equity firms and other financial intermediaries (i.e., commercial banks, investment banks and other financial services firms), including those with whom Crescent Capital Group has invested in the past to source investment opportunities;

–>
applying the disciplined underwriting standards of Crescent Capital Group; and

–>
through our investment adviser, capitalizing upon the experience and resources of Crescent Capital Group to monitor our investments.

Prior to this offering, we expect to enter into a portfolio acquisition agreement with the Seller, which is managed by TAMCO and sub-advised by Crescent Capital Group. Pursuant to this agreement, we will agree to purchase from the Seller for a purchase price of approximately $             million in cash the Portfolio of debt investments with an aggregate fair value as of May 31, 2011 of approximately $74.0 million, comprised of $50.0 million of corporate bonds and $24.0 million of secured loans, plus $1.1 million in accrued interest. The Seller has advised us that, as of March 31, 2011, there had not been a payment default under any loan or bond in the Portfolio, and no borrower under or issuer of such a loan or bond had been subject to bankruptcy proceedings during the time the Seller held such loan or bond. We intend to use a portion of the net proceeds of this offering and the Private Placement to complete this acquisition of the Portfolio promptly following the closing of this offering and the Private Placement. We intend to engage an independent valuation firm to provide positive assurance with respect to the fair value of the investments in the Portfolio. Consents may be required with respect to the transfer and/or assignment of certain of the secured loans in the Portfolio. If required, we expect to obtain these consents shortly following the closing of this offering; however, we cannot assure you that we will be able to do so.

Although the Portfolio is comprised primarily of secured loans and corporate bonds, going forward we intend to utilize Crescent Capital Group's expertise in middle market lending to pursue a strategy focused on originating and investing primarily in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as related equity securities of private U.S. lower-middle-market companies. Accordingly, over time we expect that secured loans and corporate bonds will represent a smaller percentage of our investment portfolio, as these investments are repaid or sold and we acquire other loans and securities in accordance with our investment strategy. We expect that our debt investments will typically range between $3 million and $20 million each. In some cases, we anticipate that we will have opportunities to make equity co-investments or receive warrants to purchase equity securities in portfolio companies. We expect that the size of our individual investments will vary proportionally with the size of our capital base but will remain within the concentration and diversification limits imposed on RICs by the Code and the concentration limits imposed on BDCs by the 1940 Act.

Our Adviser

Our investment activities will be managed by our investment adviser, CCFG Advisors, which will be responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. CCFG Advisors was formed in March 2011 and is a registered investment adviser under the Advisers Act. We have entered into the Investment Advisory Agreement with CCFG Advisors, pursuant to which we have agreed to pay CCFG Advisors a base management fee and an incentive fee for its services. See "Management Agreements—Management Fee and Incentive Fee" for a discussion of the base management fee and incentive fee payable by us to CCFG Advisors. Our base management fee is based on the value of our gross assets and, therefore, CCFG Advisors will benefit when we incur debt or use leverage.

CCFG Advisors has entered into the Resource Sharing Agreement with Crescent Capital Group pursuant to which Crescent Capital Group will provide CCFG Advisors with experienced investment professionals (including the members of CCFG Advisors' investment committee) and access to the resources of Crescent Capital Group so as to enable CCFG Advisors to fulfill its obligations under the Investment Advisory Agreement. Through the Resource Sharing Agreement, CCFG Advisors intends to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Crescent Capital Group's investment professionals. Crescent Capital Group will be obligated to allocate investment opportunities among us and its other clients fairly and equitably over time in accordance with its allocation policy.

We have also entered into the Administration Agreement with Crescent Capital Administration, an affiliate of Crescent Capital Group, pursuant to which Crescent Capital Administration will provide the administrative services necessary for us to operate, and we will utilize Crescent Capital Administration's office facilities, equipment and recordkeeping services. Pursuant to the Administration Agreement, Crescent Capital Administration has agreed to oversee our public reporting requirements and tax reporting and monitor our expenses and the performance of professional services rendered to us by others. See "Management Agreements—Administration Agreement" for a discussion of this arrangement. We will pay the fees associated with this and other outsourced arrangements on a direct basis without incremental profit to our administrator, Crescent Capital Administration.

About Crescent Capital Group

Crescent Capital Corporation, a predecessor to the business of Crescent Capital Group, was formed in 1991 as an asset management firm specializing in below-investment grade debt securities. In 1995, the principals and portfolio managers of Crescent Capital Corporation (including Mark Attanasio and Jean-Marc Chapus) joined and became the leveraged finance group of TCW, an asset manager with more than $115 billion in assets under management as of December 31, 2010. In May 2010, Crescent Capital Group, an independent, employee-owned asset management firm and a registered investment adviser under the Advisers Act, was formed for the purpose of transitioning the management of TCW's leveraged finance group and the asset management business of the group from TCW to Crescent Capital Group, which occurred in January 2011 under the leadership of Messrs. Attanasio and Chapus. As a result of this transition, the team at Crescent Capital Group, through sub-advisory and other arrangements with TCW, continues to manage the $10 billion of assets previously managed by TCW's leveraged finance group.

Our Chief Executive Officer, Michael Parks, joined TCW's leveraged finance group's predecessor in 2000 as a portfolio manager and currently heads Crescent Capital Group's special situations funds, which had approximately $667 million of assets under management and nine dedicated investment professionals as of January 1, 2011. Along with Messrs. Attanasio and Chapus, Mr. Parks is a member of CCFG Advisors' investment committee. Previously, Mr. Parks was the chief executive officer and chief investment officer of Aurora National Life Assurance Company, a privately owned life insurance company which had over $4 billion in assets and in excess of 200 employees.

Crescent Capital Group focuses its investment and credit management activities on below-investment grade debt, including bank loans, high yield bonds, subordinated debt (which often include related equity interests) and middle-market distressed debt securities. Since inception, Crescent Capital Group has managed capital on behalf of institutional investors through managed accounts, private investment funds and structured investment vehicles. Accordingly, Crescent Capital Group has extensive experience originating and managing below-investment grade debt investments across multiple strategies and over numerous market cycles. Crescent Capital Group's leading position in the market was recognized by Private Equity International Magazine, which named Crescent Capital Group "The Best Mezzanine Firm in North America" for 2008 and 2009. These awards do not constitute an endorsement by Private Equity International Magazine of the securities being offered by this prospectus.

Over the past 20 years, Crescent Capital Group has built a team of proven and experienced investment professionals in Los Angeles and New York focused almost exclusively on below-investment grade corporate credit. Crescent Capital Group had 24 senior investment professionals, including 11 managing directors with an average of 21 years of investing experience as of March 15, 2011. As of that date, these senior investment professionals were supported by an additional 25 investment professionals who possess a broad range of financial, investment and transactional skills. In addition, Crescent Capital Group has four administrative professionals dedicated to finance and accounting. Under the Resource Sharing Agreement, the Investment Advisory Agreement and the Administration Agreement, Crescent Capital Group's experienced investment and administrative professionals will be made available to us.

As of January 1, 2011, Crescent Capital Group had approximately $10 billion of assets under management, including $3.4 billion in bank loans, $1.4 billion in public high yield bonds, $4.6 billion in mezzanine debt investments and $667 million in special situations/distressed investments. In the bank loan strategy, Crescent Capital Group managed collateralized loan obligation funds, as well as separate accounts and private investment funds, that invest primarily in secured loans, in both the new issue and secondary markets, of companies with EBITDA generally above $100 million. As of March 31, 2011, in the public high-yield bond strategy, Crescent Capital Group primarily manages separate accounts that invest in publicly traded and Rule 144A unsecured debt of companies with EBITDA generally above $100 million. In the mezzanine debt strategy, Crescent Capital Group has managed five private investment funds and several separate accounts over the past 18 years for investments primarily in negotiated subordinated debt securities, primarily with private-equity sponsors, issued in connection with leveraged buy-out transactions, acquisitions and refinancing transactions, and often with related equity securities. In this strategy, Crescent Capital Group currently concentrates its investment activities primarily in companies with EBITDA above $50 million. The following table summarizes the three foregoing investment strategies managed by the team at Crescent Capital Group on behalf of institutional and other investors in managed accounts, private investment funds and structured vehicles as of January 1, 2011.

	Bank Loans	High Yield	Mezzanine Debt

Assets Managed	$3.4bn	$1.4bn	$4.6bn
Strategy Description	–> Below Investment Grade Senior Secured Corporate Loans	–> Publicly Traded and Rule 144A Unsecured Below Investment Grade Corporate Bonds	–> Privately Negotiated Mezzanine Debt Investments with Equity Participation
Selected	–> Bank loan trading desks	–> High yield trading desks	–> Private equity financial
Origination	–> Other investment funds	–> Other investment funds	sponsors
Relationships			–> Placement agents
–> Investment banks
–> Management groups

Crescent Capital Group also manages approximately $667 million in special situations/distressed investments. In the special situations strategy, Crescent Capital Group manages private investment funds that invest in secured or unsecured distressed loans and debt securities purchased in the secondary market, often with the intent of participating in in-court or out-of-court reorganizations. We do not intend to engage in a special situations strategy.

Since 1991, Crescent Capital Group has been focused on and is a leading investor and credit manager in the below-investment grade credit markets. Crescent Capital Group's experience and performance across its investment strategies has earned the firm recognition and a reputation as a leading, reliable and creative provider of below-investment grade secured and unsecured debt capital. Crescent Capital Group's investment strategies employ a bottom-up credit approach to investing along with well-developed processes for obligor and security selection. The team at Crescent Capital Group believes that its credit-focused, disciplined, patient approach to investing is well suited for less liquid credit investments. In addition, we believe that Crescent Capital Group's long history in below-investment grade credit markets, $10 billion platform and extensive and longstanding relationships with private equity sponsors, placement agents, investment banks, management groups and other financial institutions and intermediaries will provide us ongoing access to lower-middle-market credit investment opportunities.

Crescent Capital Group primarily focuses on private U.S. companies within a broad spectrum of mature industries. It seeks to invest in companies that possess strong business fundamentals, including companies with leading competitive positions within well-defined markets, sustained profitability, predictable cash flows, talented management and sound managerial controls. In selecting investments, Crescent Capital Group is credit-focused, seeking first to preserve invested capital. Accordingly, Crescent Capital Group has historically favored investing in companies with superior credit fundamentals rather than seeking higher yields by investing in riskier companies. In addition, the Crescent Capital Group team creatively structures investments that are tailored to each specific obligor's cash flow profile, while including appropriate protective covenants.

Market Opportunity

We intend to originate and invest primarily in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt) as well as related equity securities of private U.S. lower-middle-market companies. We believe the environment for investing in lower-middle-market companies is attractive for several reasons, including:

Reduced Availability of Capital for Lower-Middle-Market Companies.    We believe there are fewer providers of, and less capital available for financing to lower-middle-market companies, as compared to the time period prior to the recent economic downturn. We believe that, as a result of that downturn, many financing providers have chosen to focus on large, liquid corporate loans and managing capital markets transactions rather than lending to lower-middle-market businesses. In addition, we believe recent regulatory changes, including the adoption of the Dodd-Frank Act and the introduction of new international capital and liquidity requirements under Basel III, have caused banks to curtail their lending to lower-middle-market-companies. We also believe hedge funds and collateralized loan obligation managers are less likely to pursue investment opportunities in our target market as a result of reduced availability of funding for new investments.

Robust Demand for Debt Capital.    According to Standard & Poor's Leveraged Commentary Data, private equity firms raised an estimated $804 billion of equity commitments from 2006 to 2010. Further, according to Buyouts Magazine, approximately $491 billion of this capital remained available for investment in the United States as of January 1, 2011. We expect the large amount of undrawn capital commitments will drive buyout activity over the next several years, which should, in turn, create lending opportunities for us. In addition to increased buyout activity, a high volume of senior secured and high yield debt was originated in the calendar years 2004 through 2007 and will come due in the near term and, accordingly, we believe that new financing opportunities will increase as many companies seek to refinance this indebtedness.

Attractive Deal Pricing and Structures.    We believe that the pricing of lower-middle-market debt investments is higher, and the terms of such investments are more conservative, compared to larger liquid, public debt financings, due to the more limited universe of lenders as well as the highly negotiated nature of these financings. These transactions tend to offer higher interest rates, lower leverage levels and better call protection compared to larger financings. In addition, lower-middle-market loans typically offer other investor protections such as comprehensive covenant packages, default penalties, lien protection, change of control provisions and information rights for lenders.

Specialized Lending Requirements.    We believe that several factors render many U.S. financial institutions ill-suited to lend to lower-middle-market companies. For example, based on the experience of Crescent Capital Group's management team, lending to lower-middle-market companies in the United States (1) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of the information available with respect to such companies, (2) requires specialized due diligence and underwriting capabilities, and (3) may also require more extensive ongoing monitoring by the lender.

Competitive Strengths

We believe that we have the following competitive strengths relative to other financing providers:

Experienced Investment Team.    Through our investment adviser, CCFG Advisors, we will have access to the experience and expertise of Crescent Capital Group's investment professionals. Crescent Capital Group has 20 years of below-investment grade credit investment history, with extensive expertise originating, structuring and managing loans and debt securities through multiple market cycles. Crescent Capital Group's team of investment professionals are proven and experienced, with extensive capabilities in leveraged credit investing, having participated in these markets for the predominant portion of their careers.

Recognized Market Leadership and Strong Transaction Origination.    Since 1991, separate accounts and funds managed or advised by Crescent Capital Group have consistently been active participants in middle-market credit, which has allowed Crescent Capital Group to develop a reputation as a leading, reliable provider of secured and unsecured debt capital. Crescent Capital Group generates these opportunities from its long-standing relationships with private equity sponsors, placement agents, investment banks, management groups and other financial institutions and intermediaries. We believe that the reputation and demonstrated ability of Crescent Capital Group to complete transactions will enhance the quantity and quality of investment opportunities available to us through our investment adviser, CCFG Advisors.

Established, Research-Focused Investment Process.    Through two decades of investing, Crescent Capital Group has developed an extensive investment review process. Crescent Capital Group maintains a credit research team consisting of experienced investment professionals from disciplines encompassing investment banking, high yield and equity research, corporate and bankruptcy law and accounting. Crescent Capital Group's investment process and the depth and experience of its investment team allow it to conduct the type of due diligence that enables it to identify and evaluate risks and opportunities. Evaluation of investment opportunities begins with fundamental credit-focused company and industry research and, in Crescent Capital Group's private fund strategies, culminates in a formal review by each fund's investment committee. This research and investment committee review process will be applied to all of our potential investments through our investment adviser, CCFG Advisors, and its investment committee comprised of Mark Attanasio, Jean-Marc Chapus and Michael Parks.

Demonstrated Ability to Structure Investments Creatively.    Over its history, Crescent Capital Group has been able to create investment opportunities across a company's capital structure. The resulting investments include secured and unsecured debt, including senior notes, subordinated debt and related equity securities. Furthermore, we believe that current market conditions will allow us to structure attractively priced debt investments and may allow us to incorporate other return-enhancing mechanisms such as commitment fees, original issue discounts, early redemption premiums, payment-in-kind, or PIK, interest or some form of equity securities. We believe that Crescent Capital Group's investment structuring capabilities should provide us with an advantage relative to many of our competitors, who we believe do not possess similar structuring experience and capabilities.

Resources of Crescent Capital Group Platform.    Through our investment adviser, CCFG Advisors, we will have access to the resources and capabilities of Crescent Capital Group, which as of January 1, 2011, had 51 investment professionals, including 26 senior investment professionals, and a full support staff for finance/accounting and back-office activities. We expect to benefit from Crescent Capital Group's investment professionals' specific industry expertise as well as its dedicated credit trading professionals' knowledge of market pricing and trends. We also expect to benefit from Crescent Capital Group's substantial market presence and its due diligence, credit analysis, origination and transaction execution experience and capabilities.

SBIC License

Principals of Crescent Capital Group may apply for a license to form a SBIC. If they do apply, and if the application is approved and the SBA so permits, the SBIC license will be transferred to a wholly-owned subsidiary of ours. The SBIC subsidiary would be allowed to issue SBA-guaranteed debentures up to a maximum of $150 million under current SBIC regulations, subject to required capitalization of the SBIC subsidiary and other requirements. SBA guaranteed debentures generally have longer maturities and lower interest rates than other forms of debt that may be available to us and we believe therefore would represent an attractive source of debt capital.

Investment Strategy

We intend to follow Crescent Capital Group's traditional approach of investing, which is based upon fundamental credit research and extensive risk analysis. This approach reflects Crescent Capital Group's view that the cornerstone of successful investing is fundamental credit analysis.

Specifically, we will pursue a well-defined investment strategy targeting companies primarily in the lower-middle-market. We believe that the lower-middle-market is particularly attractive as a result of the lack of available lending sources to smaller companies. We believe many financing providers have chosen to focus on large corporate clients and managing capital markets transactions rather than lending to lower-middle-market businesses. Further, many financial institutions and traditional lenders are faced with constrained balance sheets and are requiring existing borrowers to reduce leverage. We also believe hedge funds and collateralized debt obligation/collateralized loan obligation managers are less likely to pursue investment opportunities in our target market as a result of reduced liquidity for new investments. Specifically, Crescent Capital Group's sourcing platform that has been developed over the last 20 years should enable it, on our behalf and through our investment adviser, CCFG Advisors, to identify and invest in the most creditworthy borrowers. In addition, to take advantage of investment opportunities in middle market companies that are identified for us by Crescent Capital Group, we may co-invest alongside other pools of capital, including bank debt, high yield, mezzanine and special situations funds managed by Crescent Capital Group. See "Related Party Transactions and Certain Relationships" for a discussion of certain conflicts of interest of Crescent Capital Group and certain limitations on our ability to co-invest with other accounts advised by Crescent Capital Group.

Our investment philosophy emphasizes capital preservation through superior credit selection and risk mitigation. We expect our targeted portfolio to provide downside protection through conservative cash flow and asset coverage requirements, priority in the capital structure and information requirements. In a portion of our investments we anticipate benefiting from equity participation through warrants and other equity instruments structured as part of our investment.

We expect to target investments generally in companies that exhibit the following characteristics:

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businesses with EBITDA of less than $40 million;

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businesses with strong franchises and sustainable competitive advantages;

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businesses operating in industries with barriers to entry;

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businesses in industries with positive long-term dynamics;

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businesses with cash flows that are dependable and predictable;

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businesses with management teams with demonstrated track records and economic incentives; and

–>
businesses domiciled in the United States.

We will seek to create a diversified portfolio of investments across various industries as a method to manage risk and capitalize on specific sector trends, although our investments may be concentrated in a small number of industries. Crescent Capital Group has significant experience investing in industries such as business services, manufacturing, industrials, consumer-related products, and generally does not invest in companies engaged primarily in the real estate or energy industries.

Our objective is to act as the lead or largest investor in transactions, generally investing between $3 million and $20 million per transaction. We expect the average investment holding period to be between two and eight years, depending upon portfolio company objectives and conditions in the capital markets.

We may employ leverage prudently and within the limitations of the applicable laws and regulations for BDCs, although we do not currently have any borrowing arrangements in place. Any decision on our part to use leverage will depend upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage.

Transaction Sourcing

CCFG Advisors' approach to originating investments for us will include an active coverage effort in which senior investment professionals of Crescent Capital Group maintain constant contact with deal sources, including equity sponsors, placement agents, investment banks, management groups, investment funds, portfolio companies and other financial institutions. Over the past 20 years, Crescent Capital Group has developed a successful process for managing coverage responsibilities to efficiently maintain its calling effort. These origination relationships provide access not only to potential investment opportunities but also to market intelligence on trends across the credit markets. As a result of these origination capabilities, through December 31, 2010, Crescent Capital Group had invested in 140 mezzanine and 50 "private high yield" transactions totaling $6.1 billion.

We believe that, over the last 20 years, Crescent Capital Group has built a reputation as a thoughtful and disciplined provider of capital to middle market companies and a preferred financing source for private equity sponsors and management teams. We further believe that Crescent Capital Group's continuous presence in the market as an investor has reinforced its reputation as a partner that can help attract other financing providers and validate investment opportunities to the broader investment community. Crescent Capital Group does not manage private equity investment funds and, therefore, does not have any conflicts associated with managing both debt and equity funds. We believe these factors give Crescent Capital Group a competitive advantage in sourcing investment opportunities, which will be put to use for our benefit through our investment adviser, CCFG Advisors.

In addition to financial sponsors, Crescent Capital Group has developed a network of other deal sources, including:

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management teams and entrepreneurs;

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portfolio companies of private equity firms;

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other investment firms that have similar strategies to Crescent Capital Group and are seeking co-investors;

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placement agents and investment banks representing financial sponsors and issuers;

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corporate operating advisers and other financial advisers; and

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consultants, attorneys and other service providers to middle market and lower-middle-market companies and financial sponsors.

We believe that Capital Crescent Group's broad network of deal origination contacts will afford us with a continuous source of investment opportunities.

Investment Structuring

Crescent Capital Group believes that each investment has unique characteristics that must be considered, understood and analyzed. Crescent Capital Group structures investment terms based on its views on the business, credit profile, the outlook for the industry in which a potential portfolio company operates, the competitive landscape, the products or services which the company sells and the management team and ownership of the company, among other factors. Our investment adviser, CCFG Advisors, will rely upon the analysis conducted and information gathered through the investment process and Crescent Capital Group's extensive prior investment experience to evaluate the appropriate structure for our investments.

We intend to invest primarily in the debt of lower-middle-market companies, and the mix of first lien secured, second lien secured, senior and subordinated unsecured debt will change over time given our views on, among other things, the economic and credit environment. Our investments will typically carry a high level of cash pay interest and may incorporate other return-enhancing mechanisms such as commitment fees, original issue discounts, early redemption premiums, PIK interest and some form of equity participation, including preferred stock, common stock and other forms of equity participation. We expect that a typical debt investment in which we invest will have a tenor at origination of between five and ten years.

Secured Loans

Secured loans, including senior secured loans, unitranche loans and second lien loans, will have liens on the assets of the borrower that will serve as collateral in support of the repayment of such loans.

Senior Secured Loans.    Senior secured loans will be structured with first-priority liens on the assets of the borrower. Senior secured loans will have liens on the assets of the borrower that will serve as collateral in support of the repayment of such loans. This collateral will take the form of first-priority liens on the assets of the borrower. Senior secured loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity. Under market conditions as of the date of this prospectus, Crescent Capital Group expects that the interest rate on senior secured loans will range between 5% and 8% over applicable LIBOR.

Unitranche Loans.    Unitranche loans will be structured as senior secured loans, including first priority liens on an issuer's assets as discussed above. Unitranche loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the principal co-payment deferred until loan maturity. Since unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In some cases, we will be the sole lender, or we together with our affiliates will be the sole lender, of unitranche loans, which can provide us with more influence interacting with a borrower in terms of monitoring and, if necessary, remediation in the event of underperformance. Under market conditions as of the date of this prospectus, we expect that the interest rate on unitranche loans will range between 8% and 12% over applicable LIBOR.

Second Lien Loans.    Second lien loans will be structured as junior, secured loans, including second priority liens on an issuer's assets. These loans typically provide for moderate loan amortization in the initial years of the loan, with the majority of the amortization deferred until loan maturity. Under market conditions as of the date of this prospectus, we expect that the interest rate on second lien loans will generally range between 8% and 12% over applicable LIBOR.

Unsecured Loans

Unsecured loans, including senior unsecured and subordinated loans, will not be secured by any collateral and will be effectively subordinated to the borrower's secured indebtedness (to the extent of the collateral securing such indebtedness).

Senior Unsecured Loans.    Senior unsecured loans will be structured as loans that rank senior in right of payment to any of the borrower's unsecured indebtedness that is contractually subordinated to such loans. These loans generally provide for fixed interest rates and amortize evenly over the term of the loan. Senior unsecured loans are generally less volatile than subordinated loans due to their priority to creditors over subordinated loans. Under market conditions as of the date of this prospectus, we expect the interest rate on senior unsecured loans will generally range between 10% and 14%.

Subordinated Loans.    Subordinated loans will be structured as unsecured, subordinated loans that provide for relatively high, fixed interest rates that provide us with significant current interest income. These loans typically will have interest-only payments (often representing a combination of cash pay and PIK interest) in the early years, with amortization of principal deferred to maturity. Subordinated loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Subordinated loans are generally more volatile than secured loans and may involve a greater risk of loss of principal. Subordinated loans often include a PIK feature, which effectively operates as negative amortization of loan principal, thereby increasing credit risk exposure over the life of the loan. Under market conditions as of the date of this prospectus, we expect the interest rate on subordinated loans will generally range between 11% and 17%.

Equity Securities

In connection with some of our debt investments, we will also invest in preferred or common stock or receive nominally priced warrants or options to buy an equity interest in the portfolio company. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure such equity investments and warrants to include provisions protecting our rights as a minority-interest holder, as well as a "put," or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

Crescent Capital Group will seek to negotiate covenants in connection with debt investments that provide protection for debt holders but allow appropriate flexibility for the portfolio company. Such covenants may include affirmative and negative covenants, default penalties, lien protection and change of control provisions. Crescent Capital Group will seek to obtain comprehensive information rights including access to management, financial statements and budgets and, in some cases, membership on the board of directors or board of directors observation rights. Additionally, Crescent Capital Group will generally require financial covenants and terms that restrict an issuers use of leverage and limitations on asset sales and capital expenditures.

We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.

Investment Process

Through the resources of Crescent Capital Group, our investment adviser, CCFG Advisors, will have access to significant research resources, experienced investment professionals, internal information systems and a credit analysis framework and investment process. Over the years, Crescent Capital Group has designed its investment process to select only those investments which it believes have the most attractive risk/reward characteristics. The process involves several levels of review and is coordinated in an effort to identify risks in potential investments. CCFG Advisors will apply Crescent Capital Group's expertise to screen many of our investment opportunities as described below. Depending on the type of the investment and the obligor, CCFG Advisors may apply all or some of these levels of review, in its discretion.

New investment opportunities will initially be reviewed by a senior investment professional to determine whether additional consideration is warranted. Factors influencing this decision include fundamental business considerations, including borrower industry, borrower financial leverage and quality of management as well as private equity sponsor involvement (if any). In the event of a positive review, potential investments will be further reviewed with senior and junior investment professionals. If the team agrees on the fundamental attractiveness of the investment, the review phase will proceed with preliminary strategic and financial analyses. At this point, Crescent Capital Group will utilize its credit analysis methodology to outline credit and operating statistics and identify key business characteristics through a dialogue with portfolio company management. Following this analysis, Crescent Capital Group will develop an initial structure and pricing proposal for the investment and preliminarily inform the investment committee of such proposal.

After satisfactory preliminary analysis and review, an intensive due diligence phase will begin, including completion of credit analysis, on-site due diligence, visits and meetings with management, reference checks and consultation with third party experts. The credit analysis is a detailed, bottom-up analysis on the portfolio company that includes an assessment of its market, competition, products, management and the equity sponsor or owner. Detailed financial analysis will also be performed at this stage with a focus on historical financial results. Projected financial information developed by the portfolio company will be analyzed and sensitized by Crescent Capital Group based upon the portfolio company's historical results and Crescent Capital Group's assessment of the portfolio company's future prospects. The sensitivity analysis will highlight the variability of revenues and earnings, "worst case" debt service coverage and available sources of liquidity. As part of the overall evaluation, comparisons will be made to similar companies to help assess a portfolio company's asset coverage of debt, interest servicing capacity and competitive strength within its industry and market. At the completion of full due diligence, Crescent Capital Group's investment committee will complete a checklist to verify that all identified issues have been covered or mitigated. Additionally during this stage, Crescent Capital Group will typically work with the management of the portfolio company and its other capital providers to develop the structure of an investment, including negotiating among these parties on how our investment is expected to perform relative to the other forms of capital in its capital structure.

Based upon a favorable outcome of the due diligence process, a presentation is made to Crescent Capital Group's investment committee for a final decision on investment and will only be funded after approval.

Investment Committee

Each investment opportunity requires the approval of a majority of CCFG Advisors' investment committee. Follow-on investments in existing portfolio companies may require the investment committee's approval beyond that obtained when the initial investment in the company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the investment committee. The purpose of CCFG Advisors' investment committee, which is provided under the Investment Advisory Agreement, is to evaluate and approve all of our investments, subject at all times to the oversight and approval of our board of directors. The investment committee process is intended to bring the diverse experience and perspectives of the committee's members to the analysis and consideration of each investment. The investment committee will consist of Mark Attanasio, Jean-Marc Chapus and Michael Parks. The investment committee serves to provide investment consistency and adherence to our core investment philosophy and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, investment committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are reviewed on a regular basis. Members of the investment team are encouraged to share information and views on credits with the investment committee early in their analysis. We believe this process improves the quality of the analysis and assists the deal team members to work more efficiently.

We expect that each transaction will be presented to the investment committee in a formal written report. All of our new investments will be required to be approved by a majority of the investment committee. Each member of the investment committee performs a similar role for other accounts managed by Crescent Capital Group and its affiliates. In certain instances, our board of directors may also determine that its approval is required prior to the making of an investment.

Monitoring Investments

In most cases, we will not have board influence over portfolio companies. In some instances, Crescent Capital Group's investment professionals may obtain board representation or observation rights in conjunction with our investments. Crescent Capital Group will take an active approach in monitoring all investments, including reviews of financial performance on at least a quarterly basis and regular discussions with management. The monitoring process will begin with structuring terms and conditions which require the timely delivery and access to critical financial and business information on portfolio companies.

Specifically, Crescent Capital Group's monitoring system will consist of the following activities:

Weekly:    Internal portfolio monitoring discussions will be held, including portfolio company progress updates.

Monthly:    When available, interim statements will be analyzed by comparing actual results to budget and prior year and reviewed by the originating investment professionals. Discussions will be held with the portfolio company's management team and/or equity sponsor if operating results warrant seeking additional information or a further explanation.

Quarterly:    Portfolio company updates will be prepared and reviewed with members of Crescent Capital Group's investment committee and discussions will be held with the portfolio company's management team and/or equity sponsor.

Annually:    Portfolio company updates will be prepared and reviewed with members of Crescent Capital Group's investment committee and discussions will be held with the portfolio company's management team and/or equity sponsor to discuss strategic plans and corresponding budgeted financials for the next year.

As part of the monitoring process, Crescent Capital Group will also track developments in the broader marketplace. Crescent Capital Group's investment professionals have a wealth of information on the competitive landscape, industry trends, relative valuation metrics, and analyses that will assist in the execution of our investment strategy. In addition, Crescent Capital Group's extensive communications with brokers and dealers will allow its investment professionals to monitor market and industry trends that could affect portfolio investments. Crescent Capital Group may provide ongoing strategic, financial and operational guidance to some portfolio companies either directly or by recommending its investment professionals or other experienced representatives to participate on the board of directors. Crescent Capital Group maintains a vast network of strategic and operational advisers to call upon for industry expertise or to supplement existing management teams.

Risk Ratings

In addition to various risk management and monitoring tools, CCFG Advisors will use Crescent Capital Group's investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in our portfolio. This investment rating system will use a three-level numeric rating scale. The following is a description of the conditions associated with each investment rating:

Investment Rating 1 will be used for investments that are performing substantially within or above expectations, and whose risks remain neutral or favorable compared to the expected risk at the time of the original investment. All new loans will initially be rated 1.

Investment Rating 2 will be used for investments that are performing below expectations and that require closer monitoring. Portfolio companies with a rating of 2 may be out of compliance with financial covenants.

Investment Rating 3 will be used for investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. Investments with a rating of 3 will be those for which some loss of principal is expected.

In the event that Crescent Capital Group determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, Crescent Capital Group will increase its monitoring intensity and prepare regular updates for the investment committee, summarizing current operating results and material impending events and suggesting recommended actions. While the investment rating system identifies the relative risk for each investment, the rating alone does not dictate the scope and/or frequency of any monitoring that will be performed. The frequency of Crescent Capital Group's monitoring of an investment will be determined by a number of factors, including, but not limited to, the trends in the financial performance of the portfolio company, the investment structure and the type of collateral securing the investment.

The following table shows the investment rankings of the loans and securities currently held by the Seller and proposed to be acquired by us as described under the caption "Prospective Portfolio."

Investment Rating	Fair Value	% of Portfolio	Number of Investments

1	$73,979,865	100.0%	160
2	$—	—	—
3	—	—	—
Total	$73,979,865	100.0%	160

Realization of Investments

The potential exit scenarios of a portfolio company will play an important role in evaluating investment decisions. As such, Crescent Capital Group will formulate specific exit strategies at the time of investment. Our debt-orientation will provide for increased potential exit opportunities, including (i) the sale of investments in the private markets, (ii) the refinancing of investments held, often due to maturity or recapitalizations, and (iii) other liquidity events including the sale or merger of the portfolio company. Since we seek to maintain a debt orientation in our investments, we expect to receive interest income over the course of the investment period, receiving a significant return on invested capital well in advance of final exit.

Managerial Assistance

As a BDC, we will offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Crescent Capital Administration or an affiliate of Crescent Capital Administration will provide such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and will reimburse Crescent Capital Administration or an affiliate of Crescent Capital Administration for its allocated costs in providing such assistance, subject to the review and approval by our board of directors, including our independent directors.

Competition

Our primary competitors in providing financing to lower-middle-market companies include public and private funds, other business development companies, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to maintain our qualification as a RIC.

We expect to use the expertise of the investment professionals of Crescent Capital Group to which we will have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships of the senior members of Crescent Capital Group will enable us to learn about, and compete effectively for, financing opportunities with attractive lower-middle-market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see "Risk Factors—Risks Relating to our Business and Structure—We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses."

Administration

We will not have any direct employees, and our day-to-day investment operations will be managed by CCFG Advisors. We have a chief executive officer, chief financial officer and a chief compliance officer. To the extent necessary, our board of directors may hire additional personnel going forward. Our officers are employees of Crescent Capital Administration, an affiliate of Crescent Capital Group, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs will be paid by us pursuant to the Administration Agreement. Some of our executive officers described under "Management" are also officers of Crescent Capital Group. See "Management Agreements—

Administration Agreement." Two members of our board of directors, Mark Attanasio and Michael Parks, and one employee of Crescent Capital Group, Jean-Marc Chapus, serve on CCFG Advisors' investment committee.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are located at 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025, and we have an additional office location at 1251 Avenue of the Americas, Suite 4700, New York, NY 10020. All locations are provided to us by Crescent Capital Administration pursuant to the Administration Agreement. We believe that our office facilities are suitable and adequate for our business as we contemplate conducting it.

Legal Proceedings

Crescent Capital Finance Group, CCFG Advisors and Crescent Capital Administration are not currently subject to any material legal proceedings.

PROSPECTIVE PORTFOLIO

Prior to this offering, we expect to enter into a portfolio acquisition agreement that grants us the exclusive right to purchase the Portfolio for approximately $             million in cash (subject to certain adjustments) plus $             million of accrued interest on the assets in the Portfolio. The Portfolio is comprised of secured loans and corporate bonds held by the Seller. The Portfolio and the portfolio companies described below constitute all of our currently identified prospective investments and have been purchased directly from agent banks or in the open market. These assets have been selected by CCFG Advisors for inclusion in the Portfolio as a result of their yield, operating performance, and position in the capital structure. Our board of directors intends to engage an independent valuation firm to assist it in determining the fair value of each illiquid investment in the Portfolio for which there are no readily available market quotations. We expect to agree to pay a fee for these services. Our investment adviser will provide the valuation firm with detailed information on each investment, including prices for each investment in the Portfolio that it believes represent fair value. The valuation firm will conduct a valuation on each asset in the Portfolio to determine whether prices proposed by our investment adviser for such assets are reasonable. The valuation firm will provide our board of directors with positive assurance with respect to the fair value of each of these investments based upon the most current information available on or about the date of the closing of this offering prior to the closing of the sale of such investments to us. The purchase price referenced above is based on a valuation conducted by such valuation firm in connection with our entry into the portfolio acquisition agreement. The final purchase price may vary based upon a valuation conducted by such valuation firm on or about the date of closing, as well as certain customary price adjustment mechanisms provided for in the agreement. Our board of directors will also utilize the services of an independent valuation firm to review the fair value of any loans or securities considered by our investment adviser in the future.

The purchase price will be the sum of the valuations ascribed to each asset in the Portfolio as determined by our board of directors, including a majority of the independent directors. Consents may be required with respect to the transfer and/or assignment of certain of the secured loans in the Portfolio. If required, we expect to obtain these consents shortly following the closing of this offering; however, we cannot assure you that we will be able to do so. If we are unable to obtain consent with respect to the transfer or assignment of any of the loans in the Portfolio, we will enter into a participation agreement with the Seller pursuant to which we will acquire a beneficial interest in the loan, but will not become the lender under the credit agreement for that loan.

In compliance with our future obligations as a BDC, we will offer to provide each of the portfolio companies in the Portfolio our significant managerial assistance. We expect that the portfolio acquisition agreement will contain customary representations and warranties, including those relating to good title to the investments to be purchased.

Based on due diligence conducted to date, we believe that at least 70% of the prospective portfolio investments in the Portfolio are qualifying assets under the 1940 Act that satisfy our general investment objectives. After purchasing the Portfolio, our investment adviser will be responsible for monitoring and servicing the investments.

The investment committee of our investment adviser is expected to review and approve the purchase of the Portfolio.

Following this approval, our board of directors (including a majority of the non-interested directors) will vote to approve the portfolio acquisition agreement and determine whether:

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the terms thereof, including the consideration to be paid, are reasonable and fair to our stockholders and do not involve overreaching of any party; and

–>
the proposed transaction is consistent with the interests of our stockholders and our investment policies.

The following table sets forth certain information, as May 31, 2011, for each portfolio company in which we had a debt or equity investment, assuming for the purposes hereof that we had acquired these investments from the Seller as of May 31, 2011. Under the portfolio acquisition agreement, the Seller does not have the right to dispose of Portfolio investments without our consent. If we consent to such a sale we will not acquire such investment. In addition, under the portfolio acquisition agreement, we are not obligated to acquire investments that experience a default or event of default, investments the issuer of which has been subject to a material adverse change as agreed to by the Seller and the Company or investments that are fully repaid or discharged. Accordingly, there can be no assurance we will acquire all of these investments.

Corporate Bonds

Description	Industry	Type of Investment	Interest(1)	Maturity	Principal Due at Maturity	Fair Value(2)
Wyle Services Corp. 1960 East Grand Ave Suite 900 El Segundo, CA 90245	Aerospace	Senior Subordinated Note	10.50%	4/1/2018	$250,000	268,125
American Airlines Inc. 4333 Amon Carter Boulevard Fort Worth, TX 76155	Airlines	Senior Secured Note	7.50%	3/15/2016	$650,000	645,125
American Tire Distributors Inc. PO Box 3145 Huntersville, NC 28070	Automobile Manufacturing	Senior Secured Note	9.75%	6/1/2017	$500,000	543,750
Chrysler Group LLC P.O. Box 21 Auburn Hills, MI 48321-8004	Automobile Manufacturing	Senior Secured Note	8.00%	6/15/2019	$500,000	500,000
Cooper-Standard Automotive Inc. 39550 Orchard Hill Place Novi, MI 48375	Automobile Manufacturing	Senior Unsecured Note	8.50%	5/1/2018	$300,000	325,500
Exide Technologies Building 200 13000 Deerfield Parkway Milton, GA 30004	Automobile Manufacturing	Senior Secured Note	8.63%	2/1/2018	$150,000	160,500
Goodyear Tire & Rubber Co. 1144 East Market Street Akron, OH 44316	Automobile Manufacturing	Senior Note	8.25%	8/15/2020	$500,000	548,750
Navistar International Corp. 4201 Winfield Road PO Box 1488 Warrenville, IL 60555	Automobile Manufacturing	Senior Unsecured Notes	8.25%	11/1/2021	$1,025,000	1,130,063
Stoneridge Inc. 9400 East Market Street Warren, OH 44484	Automobile Manufacturing	Senior Secured Note	9.50%	10/15/2017	$225,000	249,750
Delphi Corp. 5725 Delphi Drive Troy, MI 48098	Automobile Parts	Senior Unsecured Note	5.88%	5/15/2019	$285,000	285,356
Delphi Corp. 5725 Delphi Drive Troy, MI 48098	Automobile Parts	Senior Unsecured Note	6.13%	5/15/2021	$150,000	151,125
Citadel Broadcasting Corp. Cheyenne Corp Center Suite 220 7690 West Cheyenne Avenue Las Vegas, NV 89129	Broadcast/Outdoor	Senior Note	7.75%	12/15/2018	$100,000	108,500
DCP LLC/DCP Corp. 3855 SW 153rd Drive Beaverton, OR 97006	Broadcast/Outdoor	Senior Secured Note	10.75%	8/15/2015	$725,000	685,125
LBI Media, Inc. 1845 West Empire Avenue Burbank, CA 91504	Broadcast/Outdoor	Senior Secured Note	9.25%	4/15/2019	$1,000,000	1,016,250
Nexstar/Mission Broadcasting 5215 North O'Connor Boulevard Suite 1400 Irving, TX 75039	Broadcast/Outdoor	Senior Secured Note	8.88%	4/15/2017	$345,000	376,050
Salem Communications 4880 Santa Rosa Road Suite 300 Camarillo, CA 93012	Broadcast/Outdoor	Senior Secured Note	9.63%	12/15/2016	$455,000	486,850
Univision Communications 605 Third Avenue 12th Floor New York, NY 10158	Broadcast/Outdoor	Senior Secured Note	7.88%	11/1/2020	$500,000	527,500

Description	Industry	Type of Investment	Interest(1)	Maturity	Principal Due at Maturity	Fair Value(2)
Warner Music Group/WMG Holdings 75 Rockefeller Plaza New York, NY 10019	Broadcast/Outdoor	Senior Subordinate Notes	7.38%	4/15/2014	$390,000	396,825
American Standard Americas 1 Centennial Avenue Piscataway, NJ 08855	Building Products	Senior Secured Note	10.75%	1/15/2016	$750,000	789,375
Empire Today LLC 333 Northwest Avenue Northlake, IL 60164	Building Products	Senior Secured Note	11.38%	2/1/2017	$1,000,000	1,072,500
Ply Gem Industries 5020 Weston Parkway Suite 400 Cary, NC 27513	Building Products	Senior Secured Note	8.25%	2/15/2018	$175,000	171,938
Block Communications Inc. 6450 Monroe Street. Sylvania, OH 43560	Cable	Senior Note	8.25%	12/15/2015	$500,000	516,250
Bresnan Broadband Holdings LLC 1 Manhattanville Road Purchase, NY 10577	Cable	Senior Unsecured Notes	8.00%	12/15/2018	$500,000	532,500
Cequel Communications Holdings I 12444 Powerscourt Drive, Suite 450 Saint Louis, MO 63131	Cable	Senior Unsecured Notes	8.63%	11/15/2017	$650,000	693,875
Insight Communications 810 7th Avenue, 71st Floor New York, NY 10019	Cable	Senior Note	9.38%	7/15/2018	$500,000	562,500
Prestige Brands Inc. 90 N Broadway Irvington, NY 10533	Consumer Products	Senior Note	8.25%	4/1/2018	$175,000	187,250
Berry Plastics Escrow 101 Oakley Street Evansville, IN 47710	Containers	Senior Secured Note	8.25%	11/15/2015	$250,000	268,750
Reynolds Group Holdings 100 Tri-State Drive, Suite 200 Lincolnshire, IL 60069	Containers	Senior Secured Note	6.88%	2/15/2021	$90,000	93,375
Vanguard Healthcare Holdings LLC/Vanguard Healthcare Solutions Ltd. Unit 1411 Charlton Court Gloucester Business Park Brockworth, Gloucester GL3 4AE United Kingdom	Diversified Financials	Senior Unsecured Notes	7.75%	2/1/2019	$300,000	310,500
NRG Energy Inc. 211 Carnegie Center Princeton, NJ 08540	Electric Utilities	Senior Unsecured Note	8.25%	9/1/2020	$250,000	257,500
Public Service Company of New Mexico Alvarado Square MS 1110 Albuquerque, NM 87158	Electric Utilities	Senior Unsecured Note	7.95%	5/15/2018	$540,000	621,599
Allen Systems Group Inc. 1333 3rd Avenue South Naples, FL 34102	Electronic/Information/Data Technology	Senior Secured Note	10.50%	11/15/2016	$750,000	776,250
CDW LLC/CDW Finance 200 N. Milwaukee Avenue Vernon Hills, IL 60061	Electronic/Information/Data Technology	Senior Secured Note	8.00%	12/15/2018	$375,000	403,125
Earthlink, Inc. 1375 Peachtree Street Atlanta, GA 30309	Electronic/Information/Data Technology	Senior Note	8.88%	5/15/2019	$300,000	285,000
Eastman Kodak Co. 343 State Street Rochester, NY 14650	Electronic/Information/Data Technology	Senior Secured Note	9.75%	3/1/2018	$500,000	483,750
Echostar Holding Corp./EH Holding Corp. 100 Inverness Terrace East Englewood, CO 80112	Electronic/Information/Data Technology	Senior Unsecured Note	7.63%	6/15/2021	$150,000	154,500
First Data Corporation 5565 Glenridge Connector NE Suite 2000 Atlanta, GA 30342	Electronic/Information/Data Technology	Senior Unsecured Note	9.88%	9/24/2015	$275,000	283,938
Freescale Semiconductor 6501 William Cannon Drive West Austin, TX 78735	Electronic/Information/Data Technology	Senior Secured Note	9.25%	4/15/2018	$400,000	447,000

Description	Industry	Type of Investment	Interest(1)	Maturity	Principal Due at Maturity	Fair Value(2)
Interactive Data Corp. 32 Crosby Drive Bedford, MA 01730	Electronic/Information/Data Technology	Senior Note	10.25%	8/1/2018	$175,000	195,563
Level 3 Financing, Inc. 1025 Eldorado Boulevard Broomfield, CO 80021	Electronic/Information/Data Technology	Senior Unsecured Note	8.13%	7/1/2019	$455,000	462,963
Syniverse Holdings Inc. 8125 Highwoods Palm Way Tampa, FL 33647	Electronic/Information/Data Technology	Senior Unsecured Notes	9.13%	1/15/2019	$275,000	295,625
Trans Union LLC 555 W Adams Strett Chicago, IL, 60661	Electronic/Information/Data Technology	Senior Unsecured Notes	11.38%	6/15/2018	$375,000	435,000
Casella Waste Systems Inc. 25 Greens Hill Lane Rutland, VT 05701	Environmental Services	Senior Subordinate Note	7.75%	2/15/2019	$275,000	281,875
Aircastle Ltd. 300 First Stamford Place 5th Floor Stamford, CT 06902	Finance—Other	Senior Note	9.75%	8/1/2018	$460,000	520,950
Icahn Enterprises/Finance 767 Fifth Avenue, 47th Floor New York, NY 10153	Finance—Other	Senior Note	8.00%	1/15/2018	$500,000	515,625
Icahn Enterprises/Finance 767 Fifth Avenue, 47th Floor New York, NY 10153	Finance—Other	Senior Unsecured Notes	7.75%	1/15/2016	$650,000	671,125
International Lease Finance Corp. 10250 Constellation Boulevard Suite 3400 Los Angeles, CA 90067	Finance—Other	Senior Note	8.25%	12/15/2020	$75,000	84,469
International Lease Finance Corp. 10250 Constellation Boulevard Suite 3400 Los Angeles, CA 90067	Finance—Other	Senior Note	8.63%	9/15/2015	$40,000	44,425
International Lease Finance Corp. 10250 Constellation Boulevard Suite 3400 Los Angeles, CA 90067	Finance—Other	Senior Note	6.25%	5/15/2019	$320,000	321,702
Nuveen Investments Inc. 333 West Wacker Drive Chicago, IL 60606-1220	Finance—Other	Senior Unsecured Subordinate Note	5.50%	9/15/2015	$750,000	686,250
Provident Funding/Provident Financial PLC No. 1 Godwin Street Bradford BD1 2SU United Kingdom	Finance—Other	Senior Note	10.13%	2/15/2019	$750,000	779,063
Blue Merger (Del Monte Foods Company) The Landmark at One Market San Francisco, CA 94105	Food Processors	Senior Unsecured Note	7.63%	2/15/2019	$125,000	128,125
Bumble Bee Acquisiton Co. P.O. Box 85362 San Diego, CA 92186	Food Processors	Senior Secured Note	9.00%	12/15/2017	$230,000	238,050
Dean Foods Co. 2711 North Haskell Avenue Suite 3400 Dallas, TX 75204	Food Processors	Senior Unsecured Notes	9.75%	12/15/2018	$500,000	541,250
Reddy Ice Corp. 8750 North Central Expressway Suite 1800 Dallas, TX 75231	Food Processors	Senior Secured Note	11.25%	3/15/2015	$750,000	776,250
Ameristar Casinos Inc. 3773 Howard Hughes Parkway Suite 490 Las Vegas, NV 89169	Gaming	Senior Unsecured Note	7.50%	4/15/2021	$500,000	522,500
Boyd Gaming Corp. 3883 Howard Hughes Parkway Ninth Floor Las Vegas, NV 89169	Gaming	Senior Unsecured Note	9.13%	12/1/2018	$325,000	340,031
Citycenter Holdings/Finance 2600 West Harmon Avenue Las Vegas, NV 89109	Gaming	Senior Secured Note	7.63%	1/15/2016	$130,000	133,900
Quapaw Downstream Development Authority 69300 Nee Road Quapaw, OK 74363	Gaming	Senior Secured Notes	12.00%	10/15/2015	$500,000	547,500

Description	Industry	Type of Investment	Interest(1)	Maturity	Principal Due at Maturity	Fair Value(2)
Wynn Las Vegas LLC/Corp. 3131 Las Vegas Boulevard South Las Vegas, NV 89109	Gaming	Secured Note	7.88%	11/1/2017	$500,000	551,250
Capella Healthcare 501 Corporate Centre Suite 200 Franklin, TN 37067	Healthcare Facilities	Senior Note	9.25%	7/1/2017	$275,000	297,000
Emergency Medical Services Corp./CDRT Merger Sub, Inc. 6200 South Syracuse Way, Suite 200 Greenwood Village, CO 80111	Healthcare Facilities	Senior Unsecured Note	8.13%	6/1/2019	$700,000	709,625
OmniCare Inc. 100 East Rivercenter Boulevard Covington, KY 41011	Healthcare Facilities	Senior Subordinate Note	7.75%	6/1/2020	$500,000	536,875
Oncure Holdings Inc. 188 Inverness Drive West Suite 650 Englewood, CO 80112	Healthcare Facilities	Senior Secured Note	11.75%	5/15/2017	$500,000	525,000
STHI Holding Corp/Sterigenics 2015 Spring Road Suite 650 Oak Brook, IL 60523	Healthcare Facilities	Secured Note	8.00%	3/15/2018	$375,000	389,063
Universal Hospital Service 7700 France Avenue South Suite 275 Edina, MN 55435	Healthcare Facilities	Senior Secured Note(2)	8.50%	6/1/2015	$250,000	259,375
DJO Finance LLC/DJO Finance Corp./ReAble 1430 Decision Street Vista, CA 92081	Healthcare Supply	Senior Subordinate Note	9.75%	10/15/2017	$330,000	346,706
Hovnanian Enterprises, Inc. 110 West Front Street Red Bank, NJ 07701	Home Builders	Senior Secured Note	10.63%	10/15/2016	$500,000	505,000
Hovnanian Enterprises, Inc. 110 West Front Street Red Bank, NJ 07701	Home Builders	Senior Unsecured Notes	11.88%	10/15/2015	$750,000	615,000
Standard Pacific Corp. 26 Technology Drive Irvine, CA 92618	Home Builders	Senior Note	8.38%	5/15/2018	$425,000	435,625
Ally Financial (GMAC) 200 Renaissance Center PO Box 200 Detroit, MI 48265	Independent Finance	Senior Unsecured Note	7.50%	9/15/2020	$250,000	270,000
Liberty Tire Recycling Dominion Tower 625 Liberty Avenue Suite 3100 Pittsburgh, PA 15222	Industrial—Other	Senior Unsecured Note	11.00%	10/1/2016	$100,000	110,500
Pittsburgh Glass Works LLC 30 Isabella St. Suite 500 Pittsburgh, PA 15212	Industrial—Other	Senior Secured Note	8.50%	4/15/2016	$500,000	526,250
Manchester United (MU Finance PLC) Sir Matt Busby Way Old Trafford, Manchester M16 ORA United Kingdom	Leisure	Senior Secured Note	8.38%	2/1/2017	$600,000	651,000
Norwegian Cruise Line (NCL Corp.) 7665 Corporate Center Drive Miami, FL 33126	Leisure	Senior Secured Note	11.75%	11/15/2016	$500,000	584,375
Yankee Stadium (NYC Industrial Development) 110 William Street New York, NY 10038	Leisure	Senior Subordinate Notes	11.00%	3/1/2029	$750,000	945,188
Case New Holland Inc. 5729 Washington Avenue Racine, WI 53406	Machinery	Senior Note	7.88%	12/1/2017	$300,000	337,125
Aleris International Inc. 25825 Science Park Drive Suite 400 Beachwood, OH 44122	Metals/Mining	Senior Note	7.63%	2/15/2018	$150,000	156,938
Midwest Vanadium Pty., Ltd. Bankwest Tower 108 St Georges Terrace Perth WA 6000 Australia	Metals/Mining	Senior Secured Note	11.50%	2/15/2018	$750,000	773,438
Severstal Columbus LLC 1945 Airport Road PO Box 1467 Columbus, MS 39701	Metals/Mining	Senior Secured Note	10.25%	2/15/2018	$295,000	330,400

Description	Industry	Type of Investment	Interest(1)	Maturity	Principal Due at Maturity	Fair Value(2)
Boart Longyear Management Pty. Ltd. 919-929 Marion Road Mitchell Park, SA 5043 Australia	Oil Equipment	Unsecured Note	7.00%	4/1/2021	365,000	378,688
Parker Drilling Co. 5 Green Plaza Suite 100 Houston, TX 77046	Oil Equipment	Senior Note	9.13%	4/1/2018	$100,000	109,500
Expro Finance Luxembourg 46A avenue J.F. Kennedy Luxembourg, 1855 Luxembourg	Oil Refining and Marketing	Senior Secured Note	8.50%	12/15/2016	$525,000	514,296
McJunkin Red Man Corp. 2 Houston Center 909 Fannin Suite 3100 Houston, TX 77010	Oil Refining and Marketing	Senior Secured Note	9.50%	12/15/2016	$450,000	469,125
Basic Energy Services 500 W Illinois Suite 100 Midland, TX 79701	Oil Service	Senior Note	7.75%	2/15/2019	$75,000	79,313
Hercules Offshore LLC 9 Greenway Plaza Suite 2200 Houston, TX 77046	Oil Service	Senior Secured Note	10.50%	10/15/2017	$300,000	316,875
Valeant Pharmaceuticals One Enterprise Aliso Viejo, CA 92656	Pharmaceuticals	Senior Note	7.25%	7/15/2022	$550,000	544,500
Calpine Corp. 717 Texas Avenue Suite 1000 Houston, TX 77002	Power	Senior Secured Note	7.50%	2/15/2021	$225,000	235,125
Dynegy Holdings, Inc. 1000 Louisiana Street Suite 5800 Houston, TX 77002	Power	Senior Unsecured Note	8.38%	5/1/2016	$500,000	416,250
Edison Mission Energy 18101 Von Karman Avenue Suite 1700 Irvine, CA 92612	Power	Senior Unsecured Note	7.00%	5/15/2017	$500,000	415,000
Texas Competitive Electric Holdings Co. LLC/TXU Corp. 1601 Bryan Street Dallas, TX 75201	Power	Senior Secured Note	11.50%	10/1/2020	$210,000	213,675
Felcor Escrow Holdings LLC 545 E. John Carpenter Freeway, Suite 1300 Irving, TX 75062	Real Estate/Lodging	Senior Secured Note	6.75%	6/1/2019	$200,000	200,250
Rare Restaurant Group LLC 246 North Canon Drive Beverly Hills, CA 90210	Restaurants	Senior Secured Note	9.25%	5/15/2014	$750,000	648,750
Rite Aid Corp. 30 Hunter Lane Camp Hill, PA 17011	Retail—Food and Drug	Senior Secured Note	8.00%	8/15/2020	$500,000	543,750
Claire's Escrow Corp. 3 Southwest 129th Avenue Pembroke Pines, FL 33027	Retail Stores	Senior Secured Note	8.88%	3/15/2019	$175,000	168,875
Spencer Spirit Holdings, Inc./Spencer Gifts LLC 6826 Black Horse Pike Egg Harbor Township, NJ 08234	Retail Stores	Senior Secured Note	11.00%	5/1/2017	$300,000	310,500
Toys R Us Property Co. I One Geoffrey Way Wayne, NJ 07470	Retail Stores	Senior Unsecured Note	10.75%	7/15/2017	$300,000	340,500
Toys R Us Property Co. II One Geoffrey Way Wayne, NJ 07470	Retail Stores	Senior Secured Note	8.50%	12/1/2017	$200,000	215,500
YCC Holdings/Yankee Finance 16 Yankee Candle Way South Deerfield, MA 01373	Retail Stores	Senior Unsecured Notes(2)	10.25%	2/15/2016	$500,000	517,500
YCC Holdings/Yankee Finance 16 Yankee Candle Way South Deerfield, MA 01373	Retail Stores	Senior Unsecured Notes(2)	10.25%	2/15/2016	$500,000	521,250
Geoeye Inc. 21700 Atlantic Boulevard Dulles, VA 20166	Satellite	Senior Secured Note	8.63%	10/1/2016	$45,000	47,925

Description	Industry	Type of Investment	Interest(1)	Maturity	Principal Due at Maturity	Fair Value(2)
Intelsat Bermuda Ltd. 23 Monterey Avenue Luxembourg L-2086 Luxembourg	Satellite	Senior Unsecured Note(3)	12.50%	2/4/2017	$547,852	597,158
Citgo Petroleum Corp. 1293 Eldridge Parkway Houston, TX 77077	Secondary Oil & Gas Producers	Senior Secured Note	11.50%	7/1/2017	$425,000	495,125
Laredo Petroleum Inc. 15 West Sixth Street Suite 1800 Tulsa, OK 74119	Secondary Oil & Gas Producers	Senior Unsecured Notes	9.50%	2/15/2019	$475,000	508,250
Sandridge Energy Inc. 123 Robert S Kerr Avenue Oklahoma City, OK 73102	Secondary Oil & Gas Producers	Senior Unsecured Note	7.50%	3/15/2021	$500,000	518,750
Avis Budget Car Rental 6 Sylvan Way Parsippany, NJ 07054	Services—Other	Senior Unsecured Notes	8.25%	1/15/2019	$500,000	521,250
Brickman Group Holdings 18227D Flower Hill Way Gaithersburg, MD 20879	Services—Other	Senior Unsecured Notes	9.13%	11/1/2018	$75,000	78,375
Mobile Mini Inc. 7420 South Kyrene Road Suite 101 Tempe, AZ 85283	Services—Other	Senior Note	7.88%	12/1/2020	$250,000	266,250
PHH Corp. 3000 Leadenhall Road Mount Laurel, NJ 08054	Services—Other	Senior Note	9.25%	3/1/2016	$125,000	139,375
Cincinnati Bell Inc. 221 East Fourth Street Cincinnati, OH 45202	Telecom—CLEC	Senior Unsecured Notes	8.38%	10/15/2020	$500,000	508,750
Paetec Holding Corp. One Paetec Plaza 600 Willowbrook Office Park Fairport, NY 14450	Telecom—Diversified	Senior Secured Note	8.88%	6/30/2017	$425,000	463,250
Windstream Corp. 4001 Rodney Parham Road Little Rock, AR 72212	Telecom—Diversified	Senior Note	7.88%	11/1/2017	$500,000	546,875
Sprint Capital Corp. 2330 Shawnee Mission Parkway Shawnee Mission, KS 66205	Telecom—Wireless	Senior Note	6.90%	5/1/2019	$500,000	524,375
Vector Group Ltd. 100 Southeast Second Street Miami, FL 33131	Tobacco	Senior Note	11.00%	8/15/2015	$750,000	798,750
Genon Escrow Corp. 1000 Main Street Houston, TX 77002	Utilities—Other	Senior Unsecured Notes	9.50%	10/15/2018	$500,000	528,750
North American Energy Alliance Zone 3, Acheson Industrial Area 2-53016 Highway 60 Acheson, AB T7X 5A7 Canada	Utilities—Other	Secured Note	10.88%	6/1/2016	$500,000	561,250
						49,958,268

Secured Loans

Description	Industry	Type of Investment	Interest(1)	Maturity	Principal Due at Maturity	Fair Value(2)
IAP Worldwide Services 7315 North Atlantic Avenue Cape Canaveral, FL 32920	Aerospace	First Lien Term Loan(2)	LIBOR + 5.25%	12/31/2012	$913,841	914,222
Chrysler Group LLC P.O. Box 21-8004 Auburn Hills, MI 48321	Automobile Manufacturing	Tranche B Term Loan	LIBOR + 4.75%	5/19/2017	$541,087	538,760
Transtar Holding Company 1200 Penn Avenue Suite 300 Pittsburgh, PA 15222	Automobile Manufacturing	Second Lien Term Loan	LIBOR + 8.50%	12/21/2017	$210,080	215,332
Encompass Digital Media, Inc. 3030 Andrita Street Los Angeles, CA 90065	Broadcast/Outdoor	Term Loan	LIBOR + 6.00%	2/26/2016	$403,863	402,853
BRSP, LLC 717 Texas Avenue, Suite 1000 Houston, TX 77062	Diversified Financials	Term Loan	LIBOR + 4.50%	6/24/2014	1,111,774	1,121,502
Ineos Group Holdings Hawkslease Chapel Lane Lyndhurst, SO43 7FG United Kingdom	Chemicals	Term Loan B(3)	LIBOR + 4.50%	12/16/2013	$769,308	796,955
Ineos Group Holdings Hawkslease Chapel Lane Lyndhurst, SO43 7FG United Kingdom	Chemicals	Term Loan C(3)	LIBOR + 5.00%	12/16/2014	$755,185	782,325
Lyondell Chemical Company 1221 McKinsey Street, Suite 100 Houston, TX 77010	Chemicals	Senior Secured Note—Third Lien	11.00%	5/1/2018	1,497,210	1,690,911
Asurion, LLC 648 Grassmere Park Suite 300 Nashville, TN 37211	Electronic/Information/Data Technology	Term Loan	LIBOR + 7.50%	5/22/2019	$877,510	887,199
Attachmate Corporation 1500 Dexter Avenue N Seattle, WA 98109	Electronic/Information/Data Technology	First Lien Term Loan	LIBOR + 5.00%	4/27/2017	$223,745	225,563
BNYConvergEx Group, LLC One Wall Street New York, NY 10286	Electronic/Information/Data Technology	Second Lien Term Loan	LIBOR + 7.00%	12/17/2017	$370,370	379,475
Datatel, Inc. 4375 Fair Lakes Court Fairfax, VA 22033	Electronic/Information/Data Technology	Second Lien Term Loan	LIBOR + 7.25%	2/17/2018	$375,000	383,438
Excelitas Technologies Corp. (IDS) 940 Winter Street Waltham, MA 02451	Electronic/Information/Data Technology	Term Loan	LIBOR + 5.00%	11/30/2016	$825,918	830,047
Sunquest Information Systems, Inc. 250 South Willams Blvd Tucson, AZ 85711	Electronic/Information/Data Technology	First Lien Term Loan	LIBOR + 4.50%	12/16/2016	$221,756	223,696
Obsidian Natural Gas Trust 919 North Market Street Suite 1600 Wilmington, DE 19801	Energy	$1.2 billion facility	LIBOR + 2.00%	11/2/2015	$455,154	464,257
Nuveen Investments Inc. 333 West Wacker Drive Chicago, IL 60606	Finance—Other	Second Lien Term Loan	12.50%	7/31/2015	$500,000	536,042
RBS Worldpay, Inc. 600 Morgan Falls Road, Suite 260 Atlanta, GA 30350	Finance—Other	USD Equivalent Term Loan 82A	LIBOR + 4.50%	11/30/2017	$390,162	392,296
Centerplate Volume Services America Inc. 2187 Atlantic Street Stamford, CT 06902	Food Processors	Term Loan B	LIBOR + 8.50%	9/16/2016	$647,593	652,450
Centerplate Volume Services America Inc. 2187 Atlantic Street Stamford, CT 06902	Food Processors	Term Loan A	LIBOR + 8.00%	9/16/2015	$51,700	52,217
ATI Holdings, Inc. (ATI Physical Therapy) 313 N Weber Road Bolingbrook, IL 60490	Healthcare Facilities	Term Loan	LIBOR + 5.50%	3/12/2016	$982,340	992,163

Description	Industry	Type of Investment	Interest(1)	Maturity	Principal Due at Maturity	Fair Value(2)
Aveta Holdings, LLC/MMM Holdings Inc. 173 Bridge Plaza North Fort Lee, NJ 07024	Healthcare Facilities	Term Loan	LIBOR + 6.50%	4/14/2015	$422,918	425,385
Aveta Holdings, LLC/NAMM Holdings Inc. 173 Bridge Plaza North Fort Lee, NJ 07024	Healthcare Facilities	Term Loan	LIBOR + 6.50%	4/14/2015	$422,918	425,385
CHG Companies, Inc. 6440 South Millrock Drive Suite 175 Salt Lake City, UT 84121	Healthcare Facilities	Second Lien Term Loan	LIBOR + 9.50%	4/7/2017	$418,952	431,521
National Specialty Hospitals, Inc. (NSH) 250 South Wacker Drive, Suite 500 Chicago, IL 60606	Healthcare Facilities	Term Loan	LIBOR + 6.50%	2/3/2017	$328,629	329,862
National Specialty Hospitals, Inc. (NSH) 250 South Wacker Drive, Suite 500 Chicago, IL 60606	Healthcare Facilities	Delayed Draw Term Loan	LIBOR + 6.50%	2/10/2017	$57,319	57,534
Smile Brands Group Inc. 201 East Sandpointe Suite 800 Santa Ana, CA 92707	Healthcare Facilities	Term Loan B	LIBOR + 5.25%	12/21/2017	$232,186	232,960
Surgery Center Holdings, Inc. One Healthsouth Parkway Birmingham, AL 35243	Healthcare Facilities	Term Loan	LIBOR + 5.00%	2/4/2017	$291,334	293,701
Virtual Radiologic Corporation 11995 Singletree Lane Suite 500 Eden Prairie, MN 55344	Healthcare Facilities	Term Loan	LIBOR + 5.50%	12/22/2016	$551,030	548,275
Decision Resources LLC 8 New England Executive Park Burlington, MA 01803	Healthcare Services	Second Lien Credit Agreement	LIBOR + 8.00%	5/6/2018	$750,000	746,250
Valitas Health Services, Inc. 12647 Olive Boulevard Suite 400 St. Louis, MO 63141	Healthcare Services	Term Loan B	LIBOR 4.50%	5/22/2017	$269,691	270,281
Orleans Homebuilders, Inc. One Greenwood Square 3333 Street Road Suite 101 Bensalem, PA 19020	Home Builders	Term Loan	LIBOR + 8.50%	2/5/2016	$750,000	754,219
Willbros United States Holdings, Inc. 4400 Post Oak Parkway Suite 1000 Houston, TX 77027	Industrial—Other	Term Loan	LIBOR + 7.50%	6/30/2014	$999,031	1,007,772
CNO Financial Group, Inc. 11825 N Pennsylvania Street Carmel, IN, 46032	Insurance	Term Loan	LIBOR + 5.00%	9/30/2016	$143,946	144,755
Sensus USA, Inc. 8601 Six Forks Road Suite 700 Raleigh, NC 27615	Power	Second Lien Term Loan	LIBOR + 7.25%	5/9/2018	$820,000	836,913
Advantage Sales and Marketing Inc. 16520 SW Upper Boones Portland, OR 97224	Retail Stores	Second Lien Term Loan	LIBOR + 7.75%	6/20/2018	$301,970	309,393
Springs Window Fashions LLC 8467 Route 405 Highway South Montgomery, PA 17752	Retail Stores	First Lien Term Loan	LIBOR 4.50%	5/15/2017	$146,048	144,222
Citgo Petroleum P.O. Box 4689 Houston TX 77210	Secondary Oil & Gas Producers	Term Loan C	LIBOR + 7.00%	6/24/2017	$985,769	1,035,762
Brickman Group Holdings, Inc. 18227D Flower Hill Way Gaithersburg, MD 20879	Services—Other	Term Loan	LIBOR + 5.50&	10/14/2016	$306,477	311,841
Brock Holdings III, Inc. 10343 Sam Houston Park Houston, TX 77064	Services—Other	Second Lien Term Loan Facility	LIBOR + 8.25%	3/16/2018	$904,937	927,560
PODS Funding Corp. II 615 S Dupont Highway Dover, DE 19901	Services—Other	Term Loan	LIBOR + 5.50%	12/18/2014	$853,508	855,642
Securus Technologies, Inc. PO Box 650757 Dallas, TX 75265-0757	Telecom—Diversified	Tranche B Term Loan	LIBOR + 4.00%	5/31/2017	$209,521	207,426

Description	Industry	Type of Investment	Interest(1)	Maturity	Principal Due at Maturity	Fair Value(2)
U.S. Telepacific Corporation 515 Flower Street 49th Floor Los Angeles, CA 90071	Telecom—Wireless	Term Loan	LIBOR + 4.50%	2/20/2017	$180,152	179,927
SIRVA, Inc./North American Van Lines 700 Oakmont Lane Westmont, IL 60559	Transportation—Other	Second Lien Term Loan	LIBOR + 8.75%	3/31/2016	$625,000	610,156
Race Point Power II LLC 2711 Centerville Road Suite 400 Wilmington, DE 19808	Utilities—Other	First lien Term Loan B	LIBOR + 6.00%	12/22/2017	$450,336	453,151
						24,021,597

(1)
A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR, and which is reset periodically. For each debt investment, we have provided the current interest rate in effect at May 31, 2011.

(2)
Security pays interest in-kind ("PIK").

(3)
Security contains a partial PIK feature.

MANAGEMENT

Board of Directors and Its Leadership Structure

Our business and affairs are managed under the direction of our board of directors. The board of directors consists of five members, three of whom are not "interested persons" of Crescent Capital Finance Group, CCFG Advisors, Crescent Capital Administration or their respective affiliates as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our "independent directors." The board of directors elects our officers, who serve at the discretion of the board of directors. The responsibilities of the board of directors include quarterly valuation of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities.

Oversight of our investment activities extends to oversight of the risk management processes employed by CCFG Advisors as part of its day-to-day management of our investment activities. The board of directors anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of Crescent Capital Group as necessary and periodically requesting the production of risk management reports or presentations. The goal of the board of directors' risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board of directors' oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

The board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee, and may establish additional committees from time to time as necessary. The scope of the responsibilities assigned to each of these committees is discussed in greater detail below. Michael Parks serves as Chief Executive Officer and Mark Attanasio, an "interested person" of Crescent Capital Finance Group, serves as Chairman of the board of directors. We believe that Mr. Attanasio's history with Crescent Capital Group, his familiarity with its investment platform, and his extensive knowledge of and experience in the financial services industry qualify him to serve as the Chairman of our board of directors.

The board of directors does not have a lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of the board of directors, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of an audit committee, a compensation committee and a nominating and corporate governance committee, each of which is comprised solely of independent directors, and the appointment of a Chief Compliance Officer, with whom the independent directors meet without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

The board of directors believes that its leadership structure is appropriate in light of our characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that affords effective oversight. Specifically, the board of directors believes that Mr. Attanasio's and Mr. Parks' relationship with our investment adviser provides an effective bridge between the board of directors and management, and encourages an open dialogue between management and our board of directors, ensuring that these groups act with a common purpose. The board of directors also believes that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between our management, CCFG Advisors and the board of directors.

Board of Directors

We have adopted provisions in our certificate of incorporation that divide our board of directors into three classes. At each annual meeting, directors will be elected for staggered terms of three years (other than the initial terms, which extend for up to three years), with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Term Expires

Interested Directors
Mark Attanasio	53	Chairman of the board of directors	2011	2014
Michael Parks	51	Director and Chief Executive Officer	2011	2013
Independent Directors
Eric Holoman	50	Director	2011	2012
Stephen Patrick	61	Director	2011	2013
Michael Zimmerman	60	Director	2011	2014

The address for each of our directors is c/o Crescent Capital Finance Group, Inc., 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position

Edward Cook	47	Chief Compliance Officer
Joseph Keenan	57	Chief Financial Officer, Treasurer and Secretary

The address for each of our executive officers is c/o Crescent Capital Finance Group, Inc., 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025.

Biographical Information

The board of directors will consider whether each of the directors is qualified to serve as a director, based on a review of the experience, qualifications, attributes and skills of each director, including those described below. The board of directors will also consider whether each director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. For the purposes of this presentation, our directors have been divided into two groups—independent directors and interested directors. Interested directors are "interested persons" as defined in the 1940 Act.

Independent Directors

Eric Holoman has been a member of our board of directors since May 25, 2011. Mr. Holoman is President of Magic Johnson Enterprises, Inc., a private company engaged in business development and expansion of urban businesses with a focus on fitness sport centers, restaurants, real estate funds, private equity funds, media and entertainment, and food service and facilities management sectors, a position he has held since 2007. Mr. Holoman also serves as Vice President of the Los Angeles Department of Water and Power Board of Water and Power Commissioners, a position he has held since January 2011. Mr. Holoman also recently served on the board of directors of the Federal Reserve Bank of San Francisco, Los Angeles Branch. From 2005 to 2009, Mr. Holoman served as president of the Los Angeles City Employees' Retirement System. Prior to that Mr. Holoman was the Senior Vice President and Regional Sales Manager of Wells Fargo Bank's Private Client Services Division and concluded his career at Wells Fargo as head of the private mortgage bank in Los Angeles. Mr. Holoman holds a Bachelor of Science degree in finance from the University of Southern California. Mr. Holoman's extensive knowledge of and experience in the financial services industry are factors that led to the conclusion that he should serve as a member of our board of directors.

Stephen Patrick has been a member of our board of directors since May 25, 2011. Mr. Patrick served as Vice Chairman of Colgate-Palmolive Company (NYSE: CL), a global consumer products company, from January 2011 until his retirement on March 1, 2011. Prior to that, Mr. Patrick served in many positions during his 25 year long career at Colgate Palmolive, including Vice President, Corporate Controller, Vice President of Finance for Colgate Latin America and most recently, from 1996 to 2010, Chief Financial Officer. Mr. Patrick currently serves as a director and a member of the audit and the corporate governance committees of Arrow Electronics, Inc. (NYSE:ARW), a global provider of products, services and solutions to industrial and commercial users of electronic components and enterprise computing solutions. Mr. Patrick also recently served as Vice President of the Financial Accounting Foundation, the Trustees for the Financial Accounting Standards Board. Mr. Patrick is a Certified Public Accountant in the state of Connecticut and received his Bachelor of Science degree in psychology from the City University of New York and a Master's Degree in accounting from the University of Rhode Island. Mr. Patrick's extensive experience as an executive officer of a large publicly traded corporation and extensive finance knowledge and experience are all factors that led to the conclusion that he should serve as a member of our board of directors.

Michael Zimmerman has been a member of our board of directors since May 25, 2011. Mr. Zimmerman has been Executive Vice President and Chief Financial Officer of the Continental Grain Company, a diversified international agribusiness and investment firm, and a member of the Investment Committee of Arlon Group, LLC, its investment subsidiary, for more than five years. Prior to joining Continental Grain in 1996, Mr. Zimmerman was a Managing Director at Salomon Brothers, where he held numerous senior-level positions in the company's investment banking and firm investment areas. Mr. Zimmerman is a director and chairman of the board of directors of Overseas Shipholding Group, Inc. (NYSE: OSG) and a director and member of the audit committee of KBW, Inc. (NYSE: KBW). He was a director and chairman of the board of directors of Premium Standards Farms, Inc., a company formerly listed on the NYSE, from May 1998 until its acquisition by Smithfield Foods, Inc. (NYSE: SFD) in April 2007. Following the acquisition, Mr. Zimmerman was an advisory director of Smithfield Foods, Inc. from May 2007 until September 2009. He also served as a director and member of the audit committee of Financial Federal Corporation, a company formerly listed on the NYSE, from June 2004 until its acquisition in February 2010. He holds a Bachelor of Arts degree in economics from Trinity College and is a graduate of the Harvard Business School, where he received a Master of Business Administration degree. Mr. Zimmerman's extensive executive experience, extensive knowledge of and experience in the financial services industry and extensive finance knowledge and experience are all factors that led to the conclusion that he should serve as a member of our board of directors.

Interested Directors

Mark Attanasio is one of the two founding and managing partners of Crescent Capital Group. From 1995 through 2010, Mr. Attanasio was a member of the Board of Directors of TCW and a Group Managing Director of The Trust Company of the West and certain affiliates thereof. Mr. Attanasio continues to serve on the Board of Directors of TCW and, for certain limited purposes, continues to serve as a Group Managing Director of The Trust Company of the West and certain affiliates thereof. Mr. Attanasio, along with Jean-Marc Chapus, has overseen TCW's Leveraged Finance group since joining TCW in 1995. From 1991 to 1995, he was Co-Chief Executive Officer and Co-Founder of Crescent Capital Corporation, a registered investment advisor. Prior to founding Crescent Capital Corporation, he was a member of the High Yield Bond and Investment Banking Departments of Drexel Burnham Lambert Incorporated, most recently as a Managing Director. Prior thereto, he was an attorney at Debevoise & Plimpton specializing in corporate finance and securities law. In addition, he is the Chairman of the Milwaukee Brewers Baseball Club and is also a member of the Board of Trustees of Heal the Bay, a not-for-profit organization dedicated to Southern California environmental protection, The United Way of Milwaukee, The Greater

Milwaukee Committee, Harvard-Westlake School and the President's Leadership Council at Brown University. Mr. Attanasio received his A.B. from Brown University and his J.D. from Columbia University School of Law. Mr. Attanasio's history with Crescent Capital Group, his familiarity with its investment platform, and his extensive knowledge of and experience in the financial services industry are all factors that led to the conclusion that he should serve as a member of our board of directors.

Michael Parks has been our Chief Executive Officer since March, 2011. He also currently serves as a Managing Director of Crescent Capital Group and as Portfolio Manager of Crescent Capital Group's special situations funds, positions he has held since January 2011 and October 2007, respectively. Prior to that, Mr. Parks was a Managing Director of TCW since 2000 and Portfolio Manager of TCW High Yield Structured Products from 2001. Mr. Parks continues to serve as a Managing Director of TAMCO for certain limited purposes. From 1993 to 2000, Mr. Parks was the Chief Executive Officer and Chief Investment Officer of Aurora National Life Assurance Company, a privately-owned life insurance company with over $4 billion in assets and in excess of 200 employees. Prior to that, he was an investment banker at Salomon Brothers Inc. in the Mergers and Acquisition Department and was involved in a wide variety of corporate transactions including mergers and acquisitions, restructurings and financings. Mr. Parks is a Director of El Paso Electric Company, E*TRADE Group, Inc. and Aurora National Life Assurance Company. Mr. Parks received his B.A. in Philosophy from Haverford College. Mr. Parks' history with Crescent Capital Group and familiarity with its investment platform, his familiarity with our company gained in his role as our Chief Executive Officer and his extensive knowledge of and experience in the financial services industry are all factors that led to the conclusion that he should serve as a member of our board of directors.

Executive Officers Who Are Not Directors

Edward Cook has been our Chief Compliance Officer since April 2011. He also currently serves as a Director of Alaric Compliance Services, LLC, a position he has held since November 2007. Mr. Cook also serves as the Chief Compliance Officer to Broadmark Asset Management, a registered investment adviser, and Solar Capital Partners, a registered investment adviser that advises business development companies, positions he has held since March 2011 and November 2008, respectively. He has also developed the compliance programs for funds of funds and has worked in a supporting capacity for mutual funds. From April 2004 to October 2007, Mr. Cook served as Counsel to the head of U.S. Immigration and Customs Enforcement at the Department of Homeland Security, where he contributed to the development of national anti-money laundering strategy. He began as a practicing attorney nearly 20 years ago, initially with Cahill Gordon & Reindel where he litigated the roles and responsibilities of service providers over the pricing and valuation of fund holdings. His securities practice also included the Drexel Burnham Lambert reorganization as well as other matters for financial industry clients. Mr. Cook also worked for several years as a commercial litigator at the law firm of Wilson, Elser, Moskowitz, Edelman and Dicker and has acted as counsel to a number of small corporations. In his nearly five years on active duty with the U.S. Navy Judge Advocate General's Corps, Mr. Cook served as a trial attorney and later as legal advisor to several admirals. He presently holds the rank of Commander in the Navy Reserve. Additionally, Mr. Cook's public sector experience includes his role as a municipal judge elected for two terms. Mr. Cook received his J.D. from the University of Virginia School of Law, where he was an editor of the Journal of Law and Politics, and his A.B. from the College of William & Mary. He is admitted to practice law in New York and before the Second and Fourth Circuits of the U.S. Court of Appeals, the Southern and Eastern Districts of New York, and the U.S. Tax Court.

Joseph Keenan is Senior Vice President of Crescent Capital Group. Mr. Keenan previously served as Senior Vice President in the leveraged finance group of TCW, focusing on the TCW/Crescent mezzanine and special situations strategies. Prior to joining TCW/Crescent in 1999, Mr. Keenan was a Vice President in the Client & Fund Reporting Department of TCW for two years. Prior thereto, Mr. Keenan was Senior Vice President of Finance of Oakmont Corporation from 1987 to 1997. Mr. Keenan received his M.B.A.

from the University of Southern California, his B.S. from the University of LaVerne and is a Certified Public Accountant.

Audit Committee

The members of the audit committee are Eric Holoman, Stephen Patrick, and Michael Zimmerman, each of whom meets the independence standards established by the SEC and the NYSE for audit committees and is independent for purposes of the 1940 Act. Stephen Patrick serves as chairman of the audit committee. Our board of directors has determined that Stephen Patrick is an "audit committee financial expert" as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee will utilize the services of an independent valuation firm to help them determine the fair value of these securities.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Eric Holoman, Stephen Patrick, and Michael Zimmerman, each of whom is independent for purposes of the 1940 Act and the NYSE corporate governance regulations. Michael Zimmerman serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

The nominating and corporate governance committee will consider nominees to the board of directors recommended by a stockholder if such stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our corporate secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our corporate secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements or any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the board of directors, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the board of directors, but the committee will consider such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person's differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the board's annual-self assessment, the members of the nominating and corporate governance committee will evaluate the membership of the board of directors and whether the board maintains satisfactory policies regarding membership selection.

Compensation Committee

The members of the Compensation Committee are Eric Holoman, Stephen Patrick, and Michael Zimmerman, each of whom is independent for purposes of the 1940 Act and the NYSE corporate governance regulations. Eric Holoman serves as chairman of the Compensation Committee. The compensation committee is responsible for overseeing our compensation policies generally and making recommendations to the board of directors with respect to our incentive compensation and equity-based plans that are subject to board approval, evaluating executive officer performance, overseeing and setting compensation for our directors and, as applicable, our executive officers and, as applicable, preparing the report on executive officer compensation that SEC rules require to be included in our annual proxy statement. Currently, none of our executive officers is compensated by us and as such the compensation committee is not required to produce a report on executive officer compensation for inclusion in our annual proxy statement.

The compensation committee has the sole authority to retain and terminate any compensation consultant assisting the compensation committee, including sole authority to approve all such compensation consultants' fees and other retention terms. The compensation committee may delegate its authority to subcommittees or the chairman of the compensation committee when it deems appropriate and in our best interests.

Compensation of Directors

The following table shows information regarding the compensation expected to be received by our independent directors for the calendar year ending December 31, 2011. No compensation is paid to directors who are "interested persons."

Name	Aggregate Compensation from Crescent Capital Finance Group(1)	Pension or Retirement Benefits Accrued as Part of Our Expenses(2)	Total Compensation from Crescent Capital Finance Group Paid to Director(1)

Interested Directors
Mark Attanasio	$—	—	$—
Michael Parks	$—	—	$—
Independent Directors
Eric Holoman	$63,400	—	$63,400
Stephen Patrick	$66,400	—	$66,400
Michael Zimmerman	$63,400	—	$63,400

(1)
We are newly organized, and the amounts listed are estimated for the calendar year ending December 31, 2011. For a discussion of the independent directors' compensation, see below.

(2)
We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.

The independent directors will receive an annual fee of $75,000. They will also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person or telephonically each regular board of directors meeting and each special telephonic meeting. They also will receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and each telephonic committee meeting (provided that such compensation will only be paid if the committee meeting is not held on the same day as any regular board meeting). The chairmen of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee will receive an annual fee of $7,500, $2,500 and $2,500, respectively. We have obtained directors' and officers' liability insurance on behalf of our directors and officers. Independent directors will have the option of having their directors' fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are "interested persons."

Investment Committee

The investment committee of CCFG Advisors will meet regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by CCFG Advisors on our behalf. In addition, the investment committee will review and determine by majority vote whether to make prospective investments identified by CCFG Advisors and monitor the performance of our investment portfolio. After the completion of this offering, CCFG Advisors may increase the size of its investment committee from time to time.

Information regarding members of CCFG Advisors' investment committee is as follows:

Name(1)	Age	Position

Mark Attanasio	53	Chairman of our board of directors
Michael Parks	51	Chief Executive Officer, Director
Jean-Marc Chapus	52	None

(1)
The address for each member of the investment committee is c/o Crescent Capital Finance Group, Inc., 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025.

Members of CCFG Advisors' Investment Committee Who Are Not Our Directors or Officers

Jean-Marc Chapus is one of the two founding and managing partners of Crescent Capital Group. From 1995 through 2010, Mr. Chapus was a Group Managing Director of TCW and certain affiliates thereof. Mr. Chapus continues to serve as a Group Managing Director of TCW and certain affiliates thereof for certain limited purposes. Mr. Chapus, along with Mark Attanasio, has overseen TCW's Leveraged Finance group since joining TCW in 1995. Prior to joining TCW, Mr. Chapus was a Managing Director of Crescent Capital Corporation, a registered investment advisor. From 1986 to 1991, Mr. Chapus was a member of the Investment Banking Department of Drexel Burnham Lambert Incorporated and, from 1982 to 1984 he was a member of the Investment Banking Department of Lehman Brothers Kuhn Loeb Incorporated. In addition, Mr. Chapus is a Director of The Sports Authority, Inc. and former Chairman of the Board of Trustees for St. Matthew's Parish School. He is also a member of the finance committee of the Vestrymen of the Parish of St. Matthew and a member of the Board of Visitors for Harvard University. Mr. Chapus received his M.B.A. and A.B. from Harvard University.

Portfolio Management

Each investment opportunity requires the approval of a majority of CCFG Advisors' investment committee, which is comprised of Mark Attanasio, Jean-Marc Chapus and Michael Parks. Follow-on investments in existing portfolio companies may require the investment committee's approval beyond that obtained when the initial investment in the company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the investment committee. The day-to-day management of investments approved by the investment committee will be overseen by Michael Parks, our Chief Executive Officer. Biographical information with respect to Messrs. Parks and Attanasio is set out under "—Biographical Information." Biographical information with respect to Mr. Chapus is set out under "—Members of CCFG Advisors' Investment Committee Who Are Not Our Directors or Officers."

The members of our Investment Committee and our Chief Executive Officer receive compensation by                    that includes an annual base salary, an annual individual performance bonus, contributions to 401(k) plans, and a portion of the incentive fee or carried interest earned in connection with their services.

Each of Mark Attanasio, Jean-Marc Chapus and Michael Parks has an indirect ownership and financial interests in, and may receive compensation and/or profit distributions from, CCFG Advisors. Neither Mark Attanasio, Jean-Marc Chapus nor Michael Parks receives any direct compensation from us. At the closing of this offering (after giving effect to such closing and the Private Placement), Mark Attanasio and

Jean-Marc Chapus will each beneficially own more than $            of our common stock. Mark Attanasio and Jean-Marc Chapus are also primarily responsible for the day-to-day management of 17 other pooled investment vehicles and other accounts in which their affiliates receive incentive fees, with a total amount of $5.1 billion in assets under management as of December 31, 2010. See "Control Persons and Principal Stockholders."

The following table shows information regarding all of the other accounts managed by the members of our Investment Committee and our Chief Executive Officer as of December 31, 2010:

	Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts

Mark Attanasio	10	$563,726,149	—	—
Jean-Marc Chapus	7	$4,511,595,193	1	$44,398,873
Michael Parks	10	$563,726,149	—	—

MANAGEMENT AGREEMENTS

CCFG Advisors is located at 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025. CCFG Advisors has applied to be registered as an investment adviser under the Advisers Act. The beneficial interests in CCFG Advisors are indirectly owned by Mark Attanasio, Jean-Marc Chapus and other employees of Crescent Capital Group, including Michael Parks. Subject to the overall supervision of our board of directors and in accordance with the 1940 Act, CCFG Advisors will manage our day-to-day operations and provide investment advisory services to us. Under the terms of the Investment Advisory Agreement, CCFG Advisors will:

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determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

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identify, evaluate and negotiate the structure of the investments we make;

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execute, close, service and monitor the investments we make;

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determine the securities and other assets that we will purchase, retain or sell;

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perform due diligence on prospective portfolio companies; and

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provide us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

Certain personnel of Crescent Capital Group will conduct activities on our behalf directly through, and under the supervision of, CCFG Advisors. Pursuant to a Resource Sharing Agreement between Crescent Capital Group and CCFG Advisors, Crescent Capital Group has agreed to provide CCFG Advisors with the resources to fulfill its obligations under the Investment Advisory Agreement, including staffing by experienced investment professionals, including the members of CCFG Advisors' investment committee, to serve in such capacity. These personnel services will be provided under the Resource Sharing Agreement on a direct cost reimbursement basis to CCFG Advisors.

Management Fee and Incentive Fee

Pursuant to the Investment Advisory Agreement, we have agreed to pay Crescent Capital Group a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee and the incentive fee will ultimately be borne by our stockholders.

The base management fee is calculated at an annual rate of 2% of our gross assets (excluding cash and cash equivalents and including assets purchased with borrowed funds or other forms of leverage). For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper instruments maturing within one year of purchase.

We will pay our external manager an incentive fee. Incentive fees are calculated as below and payable quarterly in arrears (or, upon termination of the Investment Advisory Agreement, as of the termination date). CCFG Advisors is not under any obligation to reimburse us for any part of the incentive fee it will receive that is based on accrued interest that we never actually receive.

Income and Capital Gain Incentive Fee Calculation

The incentive fee has two parts. One part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero-coupon securities, accrued income that we have not yet received in cash.

Pre-incentive fee net investment income does not include any realized or unrealized capital gains or losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the Hurdle rate for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed Hurdle rate of 2% per quarter. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for CCFG Advisors to surpass the fixed Hurdle rate and receive an incentive fee based on such net investment income. Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts) used to calculate the 2% base management fee.

We pay CCFG Advisors an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

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no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the Hurdle rate of 2%;

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100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the Hurdle rate but is less than 2.5%) as the "catch-up" provision. The catch-up is meant to provide Crescent Capital Group with 20% of the pre-incentive fee net investment income as if a Hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and

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20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter.

These calculations are adjusted for any share issuances or repurchases during the quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive Fee Net Investment Income (Expressed as a Percentage of the Value of Net Assets)

Percentage of Pre-incentive Fee Net Investment Income Allocated to Income-related Portion of Incentive Fee

These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee is a capital gains incentive fee that will be determined and payable in arrears in cash as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to CCFG Advisors, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year will equal 20% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of our portfolio in all prior years.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee

  Alternative 1

  Assumptions

    Investment income (including interest, dividends, fees, etc.) = 1.25%
    Hurdle rate(1) = 2%
    Management fee(2) = 0.5%
    Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
    Pre-incentive fee net investment income
    (investment income – (management fee + other expenses) = 0.55%

Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no income-related incentive fee.

  Alternative 2

  Assumptions

    Investment income (including interest, dividends, fees, etc.) = 2.9%
    Hurdle rate(1) = 2%
    Management fee(2) = 0.5%
    Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
    Pre-incentive fee net investment income
    (investment income – (management fee + other expenses) = 2.2%

    Incentive fee = 100% × Pre-incentive fee net investment income (subject to "catch-up")(4)
                            = 100% × (2.2% – 2%)
                            = 0.2%

Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the "catch-up" provision, therefore the income related portion of the incentive fee is 0.2%.

  Alternative 3

  Assumptions

    Investment income (including interest, dividends, fees, etc.) = 3.5%
    Hurdle rate(1) = 2%
    Management fee(2) = 0.5%
    Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
    Pre-incentive fee net investment income
    (investment income – (management fee + other expenses) = 2.8%

    Incentive fee = 100% × Pre-incentive fee net investment income
                                 (subject to "catch-up")(4)
    Incentive fee = 100% × "catch-up" + (20% × (Pre-Incentive Fee Net Investment
                                 Income – 2.5%))

    "Catch-up" = 2.5% – 2%
                        = 0.5%

    Incentive fee = (100% × 0.5%) + (20% × (2.8% – 2.5%))
                            = 0.5% + (20% × 0.3%)
                            = 0.5% + 0.06%
                            = 0.56%

Pre-incentive fee net investment income exceeds the hurdle rate, and fully satisfies the "catch-up" provision, therefore the income related portion of the incentive fee is 0.56%.

(1)
Represents 8% annualized hurdle rate.

(2)
Represents 2% annualized base management fee.

(3)
Excludes organizational and offering expenses.

(4)
The "catch-up" provision is intended to provide our investment adviser with an incentive fee of 20% on all Pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 2: Capital Gains Portion of Incentive Fee(*):

  Alternative 1:

  Assumptions

    Year 1: $20 million investment made in Company A ("Investment A"), and $30 million investment made in Company B ("Investment B")

    Year 2: Investment A sold for $50 million and fair market value ("FMV") of Investment B determined to be $32 million

    Year 3: FMV of Investment B determined to be $25 million

    Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

    Year 1: None

    Year 2: Capital gains incentive fee of $6 million—($30 million realized capital gains on sale of Investment A multiplied by 20%)

    Year 3: None—$5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

    Year 4: Capital gains incentive fee of $200,000—$6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains incentive fee taken in Year 2)

  Alternative 2

  Assumptions

    Year 1: $20 million investment made in Company A ("Investment A"), $30 million investment made in Company B ("Investment B") and $25 million investment made in Company C ("Investment C")

    Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

    Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

    Year 4: FMV of Investment B determined to be $35 million

    Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

    Year 1: None

    Year 2: $5 million capital gains incentive fee—20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

    Year 3: $1.4 million capital gains incentive fee(1)—$6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains incentive fee received in Year 2

    Year 4: None

    Year 5: None—$5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains incentive fee paid in Year 2 and Year 3(2)

*
The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

(1)
As illustrated in Year 3 of Alternative 1 above, if a portfolio company were to be wound up on a date other than its fiscal year end of any year, it may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if such portfolio company had been wound up on its fiscal year end of such year.

(2)
As noted above, it is possible that the cumulative aggregate capital gains fee received by our investment adviser ($6.4 million) is effectively greater than $5 million (20% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)).

Payment of Incentive Fee in Stock

Pursuant to the Investment Advisory Agreement, and subject to receipt of exemptive relief, as to which there can be no assurance, we have agreed to pay 50% of the net after-tax incentive fee (calculated as described above) to CCFG Advisors in the form of shares of our common stock at the greater of the net asset value per share or the market price per share at the time of issuance. To the extent that we are not granted the exemptive relief described above, we will pay the incentive fee in cash.

The shares of stock issued to CCFG Advisors as part of its incentive fee, or the Incentive Shares, if any, will be subject to securities law and contractual restrictions on transfer. The Incentive Shares will be issued in a private placement, and, as a result, will not be freely transferable under the Securities Act. For the benefit of CCFG Advisors, we have agreed to register the resale of the Incentive Shares for sale by CCFG Advisors and its affiliates. We have granted CCFG Advisors a demand registration right, as well as piggyback registration rights. We will pay the costs associated with the registration of the Incentive Shares. The registration of the Incentive Shares may depress the market price of our common stock. In addition to these securities law restrictions, the Incentive Shares also will be subject to contractual restrictions on transfer and disposition. Subject to applicable securities law restrictions, each of CCFG Advisors and its affiliates have agreed that one-third of the Incentive Shares received by it or them will become freely saleable each year, commencing on the one-year anniversary of the date of the issuance of such Incentive Shares. Subject to applicable securities law restrictions, to the extent that the Investment Advisory Agreement is terminated by us at any time, all of the Incentive Shares will become freely saleable immediately.

Payment of Our Expenses

All investment professionals of CCFG Advisors, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of personnel allocable to these services to us, will be provided and paid for by CCFG Advisors and not by us. We will bear all other out-of-pocket costs and expenses of our operations and transactions, including, without limitation, those relating to:

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organization and offering;

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calculating our net asset value (including the cost and expenses of any independent valuation firm);

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fees and expenses payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments;

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interest payable on debt, if any, incurred to finance our investments and expenses related to unsuccessful portfolio acquisition efforts;

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offerings of our common stock and other securities;

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base management and incentive fees;

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administration fees and expenses, if any, payable under the Administration Agreement (including our allocable portion of Crescent Capital Administration's overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our chief compliance officer, chief financial officer and their respective staffs);

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transfer agent, dividend agent and custodial fees and expenses;

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U.S. federal and state registration fees;

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all costs of registration and listing our shares on any securities exchange;

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U.S. federal, state and local taxes;

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independent directors' fees and expenses;

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costs of preparing and filing reports or other documents required by the SEC or other regulators;

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costs of any reports, proxy statements or other notices to stockholders, including printing costs;

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costs associated with individual or group stockholders;

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our allocable portion of any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

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direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;

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proxy voting expenses; and

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all other expenses incurred by us or Crescent Capital Administration in connection with administering our business.

Duration and Termination

Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not "interested persons." The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by CCFG Advisors and may be terminated by either party without penalty upon not less than 60 days' written notice to the other. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty upon 60 days' written notice. See "Risk Factors—Risks Relating to our Business and Structure—We are dependent upon key personnel of CCFG Advisors for our future success and upon their access to the investment professionals and partners of Crescent Capital Group."

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the Investment Advisory Agreement, CCFG Advisors and its officers, managers, partners, agents, employees, controlling persons and members, and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of CCFG Advisors' services under the Investment Advisory Agreement or otherwise as our investment adviser.

Board Approval of the Investment Advisory Agreement

Our board of directors approved the Investment Advisory Agreement at its first meeting, held on May 25, 2011. A discussion regarding the basis for our board of directors' approval of our Investment Advisory Agreement will be included in our first quarterly report on Form 10-Q filed subsequent to completion of this offering.

Administration Agreement

The Administration Agreement provides that Crescent Capital Administration will furnish us with office facilities and equipment and will provide us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under the Administration Agreement, Crescent Capital Administration will perform, or oversee the performance of, our required administrative services, which will include being responsible for the financial and other records that we are required to maintain and preparing reports to our stockholders and reports and other materials filed with the SEC. In addition, Crescent Capital Administration will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports and other materials to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Crescent Capital Administration will also provide managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance.

Payments under the Administration Agreement will be equal to an amount based upon our allocable portion (subject to the review and approval of our board of directors) of Crescent Capital Administration's overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. In addition, if requested to provide significant managerial assistance to our portfolio companies, Crescent Capital Administration will be paid an additional amount based on the services provided, which shall not exceed the amount we receive from such portfolio companies for providing this assistance. The Administration Agreement will have an initial term of two years and may be renewed with the approval of our board of directors. The Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. To the extent that Crescent Capital Administration outsources any of its functions, we will pay the fees associated with such functions on a direct basis without any incremental profit to Crescent Capital Administration.

Indemnification

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Crescent Capital Administration and its officers, managers, partners, agents, employees, controlling persons and members, and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Crescent Capital Administration's services under the Administration Agreement or otherwise as our administrator. The License Agreement may be terminated (1) by either party upon 60 days' prior written notice to the other party, (2) by Crescent Capital Group, at any time and in its sole discretion, in the event that either party receives notice of an infringement claim arising out of our use of the "Crescent Capital" name, or (c) at any time we assign or sublicense the license agreement or any of our rights under the license agreement without Crescent Capital Group's prior consent.

License Agreement

We have entered into a license agreement with Crescent Capital Group under which Crescent Capital Group has agreed to grant us a non-exclusive, royalty-free license to use the name "Crescent Capital". Under this agreement, we have a right to use the "Crescent Capital" name for so long as Crescent Capital Group or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the "Crescent Capital" name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with Crescent Capital Group is in effect.

Sales Load Advance

CCFG Advisors has agreed to pay to the underwriters a portion of the sales load in the amount of $2,000,000 ($            if the underwriters exercise their over-allotment option in full) with respect to this offering of shares of our common stock. We will be obligated to pay this amount to CCFG Advisors (a) if during any four consecutive calendar quarter-periods ending on or after the one year anniversary of the closing of the offering, our pre-incentive fee net investment income (as described herein) equals or exceeds 1.75% (7.0% annualized) of our net assets at the beginning of such period (as adjusted for any issuances or repurchases of shares of our common stock) or (b) upon our liquidation. If one or more of these events does not occur on or before the third anniversary of the closing of this offering, we will not be obligated to pay this amount. We will pay such amount to CCFG Advisors in cash, and CCFG Advisors has agreed to use such payment to purchase shares of our common stock in the secondary market.

Resource Sharing Agreement

We do not have any internal management capacity or employees. We will depend on the diligence, skill and network of business contacts of the senior professionals of Crescent Capital Group to achieve our investment objective. Our investment advisor, CCFG Advisors, is an affiliate of Crescent Capital Group and will depend upon access to the investment professionals and other resources of Crescent Capital Group and its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. CCFG Advisors will also depend upon Crescent Capital Group to obtain access to deal flow generated by the investment professionals of Crescent Capital Group and its affiliates. Under a Resource Sharing Agreement between Crescent Capital Group and CCFG Advisors, Crescent Capital Group has agreed to provide CCFG Advisors with the resources necessary to fulfill these obligations. The Resource Sharing Agreement provides that Crescent Capital Group will provide CCFG Advisors with experienced investment professionals, including the members of CCFG Advisors' investment committee, and the resources of Crescent Capital Group for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. The Resource Sharing Agreement will have an initial term of two years and will be renewable thereafter on an annual basis. Services under the Resource Sharing Agreement will be provided to CCFG Advisors on a direct cost reimbursement basis, and such fees will not be our obligation. We are a third party beneficiary of this agreement.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

Policies and Procedures for Managing Conflicts; Co-investment Opportunities

We have entered into agreements with CCFG Advisors, in which our senior management and members of CCFG Advisors' investment committee have indirect ownership and other financial interests. Members of our senior management and members of CCFG Advisors' investment committee also serve as principals of other investment managers affiliated with Crescent Capital Group, which controls CCFG Advisors, that do and may in the future manage other investment funds, accounts and investment vehicles which invest in assets eligible for purchase by us. Our investment policies, fee arrangements and other circumstances may vary from those of accounts managed by Crescent Capital Group. Generally, when a particular investment would be appropriate for us as well as one or more investment funds, accounts and investment vehicles managed by Crescent Capital Group, such investment will be apportioned by Crescent Capital Group in accordance with (1) its internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. Such apportionment may not be strictly pro rata depending on the good faith determination of all relevant factors, including differing investment objectives, diversification considerations and the terms of our governing documents and the respective governing documents of such investment funds, accounts and investment vehicles. These procedures could in certain circumstances adversely affect our access to a co-investment opportunity, the timing of acquisitions and dispositions of investments, the price paid or received by us for investments or the size of the investment purchased or sold by us. See "Risk Factors—Risks Relating to Our Business and Structure—Conflicts related to obligations Crescent Capital Group or CCFG Advisors' investment committee have to other clients."

Fund V, a private investment limited partnership, is a fund managed by an affiliate of Crescent Capital Group that invests in mezzanine debt securities and related equity securities. Fund VI is a newly formed private investment limited partnership that we expect will have a similar investment strategy to Fund V. As we expect some of our investments to be in subordinated debt securities and related equity securities, there is a potential that we will compete with these funds, and other entities managed by Crescent Capital Group, for capital and investment opportunities. Fund V's partnership agreement grants Fund V a Priority Investment Right with respect to certain mezzanine loan investment opportunities. This Priority Investment Right is limited to Mezzanine Investments, which are defined as investments in subordinated debt securities (other than publicly registered or Rule 144A securities) that are issued (1) with equity participation rights in the issuer or its affiliates and (2) for the purpose of financing leveraged buyout transactions, management-led or board-approved acquisitions, growth capital, and recapitalizations. We expect that the partnership agreement for Fund VI (and successor funds) will include a similar Priority Investment Right in favor of Fund VI (and any successor fund) and will have a similar definition of Mezzanine Investments.

As a result of the Priority Investment Right, some investment opportunities introduced to Crescent Capital Group may not be available to us if any of the Private Funds subscribes for such investment opportunity. However, we do not believe that the Priority Investment Right will have an adverse impact on our investment activity. Subordinated securities, including those that are subject to the Priority Investment Right, are a part of, but not the primary focus of, our investment strategy. Further, our primary target investment market consists of companies with EBITDA of less than $40 million, which are not the primary focus of the investment strategies for the Private Funds. For example, none of the investments by Fund V, and only 6.1% of the investments by the fund prior to Fund V, have been in companies with EBITDA of less than $40 million at the time of the investment. In addition, the size of Fund V's investments for which the Priority Investment Right applies, has generally been greater than $50 million, which is larger than the size of investments we expect to make. In the event an investment opportunity in Mezzanine Investments exceeds the desired investment commitment of the Private Funds, there may be a co-investment opportunity available to us, subject to any legal restrictions imposed by the 1940 Act.

We may invest alongside Crescent Capital Group's investment funds, accounts and investment vehicles in certain circumstances where doing so is consistent with our investment strategy, as well as applicable law and SEC staff interpretations. Therefore, we generally will only be permitted to co-invest with such investment funds, accounts and investment vehicles where Crescent Capital Group, acting on our behalf through our investment adviser and on behalf of such investment funds, accounts and investment vehicles, negotiates no term other than price. We and Crescent Capital Group intend to submit an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with investment funds, accounts and investment vehicles managed by Crescent Capital Group in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. See "Related Party Transactions and Certain Relationships."

If we elect to seek exemptive relief, it is expected that we would undertake that, in connection with any commitment to a co-investment, a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors would make certain conclusions, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment strategies and policies. There is no assurance that an application for exemptive relief, if sought by us, would be granted by the SEC or that, if granted, it will be on the terms set forth above.

In addition, in the absence of exemptive relief granted for each investment by the SEC, we will not be permitted to invest in securities of an issuer where entities advised by Crescent Capital Group have invested in different securities of that issuer. When we invest alongside investment funds, accounts and investment vehicles advised by Crescent Capital Group, we expect to make such investments consistent with Crescent Capital Group's allocation policy. We expect that these determinations will be made similarly for investment funds, accounts and investment vehicles advised by Crescent Capital Group. In situations where co-investment with other entities advised by Crescent Capital Group is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, Crescent Capital Group will decide whether we or such other entity or entities will make such investment. Crescent Capital Group will make these determinations based on Crescent Capital Group's allocation policies and procedures, which generally require that such opportunities be offered to eligible investment funds, accounts and investment vehicles on a basis that is fair and equitable over time, including, for example, through random or rotational methods.

Material Non-public Information

Principals or other employees of Crescent Capital Group and members of CCFG Advisors' investment committee may serve as directors of, or in a similar capacity with, portfolio companies in which we invest, the securities of which are purchased or sold on our behalf. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

Investment Advisory Agreement

We have entered into an Investment Advisory Agreement with CCFG Advisors, an entity controlled by Crescent Capital Group. Pursuant to this agreement, we have agreed to pay to CCFG Advisors a management fee and incentive fee. The beneficial interests in CCFG Advisors are indirectly owned by Mark Attanasio, the Chairman of our board of directors, Jean-Marc Chapus, a member of CCFG Advisors' investment committee and other employees of Crescent Capital Group, including Michael Parks. Mr. Parks is a managing director of Crescent Capital Group and each of Messrs. Attanasio, Chapus and Parks, owns a pecuniary interest in Crescent Capital Group. See "Management Agreements." The incentive fee will be computed and paid on income that we may not have yet received in cash at the time of payment. This fee structure may create an incentive for CCFG Advisors to invest in certain types of securities. Additionally, we will rely on investment professionals from Crescent Capital Group to assist our board of directors with the valuation of our portfolio investments. CCFG Advisors' management fee and incentive fee is based on the value of our investments and, therefore, there may be a conflict of interest when personnel of Crescent Capital Group are involved in the valuation process for our portfolio investments.

License Agreement

We have entered into a license agreement with Crescent Capital Group pursuant to which Crescent Capital Group has granted us a non-exclusive, royalty-free license to use the name "Crescent Capital."

Administration Agreement

We have entered into an Administration Agreement with Crescent Capital Administration pursuant to which Crescent Capital Administration will furnish us with office facilities and equipment and will provide us with the clerical, bookkeeping, recordkeeping and other administrative services necessary to conduct day-to-day operations. Under this Administration Agreement, Crescent Capital Administration will perform, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. Crescent Capital Group is the sole member of and controls Crescent Capital Administration. Mr. Parks is a managing director of Crescent Capital Group and each of Messrs. Attanasio, Chapus and Parks owns indirect pecuniary interests in Crescent Capital Group. We will reimburse Crescent Capital Administration for the allocable portion (subject to the review and approval of our board of directors) of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs.

Resource Sharing Agreement

CCFG Advisors is an affiliate of Crescent Capital Group, with whom it has entered into the Resource Sharing Agreement. Under this agreement, Crescent Capital Group will provide CCFG Advisors experienced investment professionals and access to the senior investment personnel and other resources of Crescent Capital Group and its affiliates. The Resource Sharing Agreement should provide CCFG Advisors with access to deal flow generated by the professionals of Crescent Capital Group and its affiliates and commits the members of CCFG Advisors' investment committee to serve in that capacity. CCFG Advisors intends to capitalize on what we believe to be the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Crescent Capital Group's investment professionals.

Private Placement

At or prior to the closing of this offering, we will sell CCFG Advisors, certain of its affiliates, certain of our officers, directors and employees, or entities owned by, or family trusts for the benefit of, such persons, and certain other persons or entities designated by Crescent Capital Group, in the Private Placement $            in shares of our common stock at a price per share equal to $              , resulting in aggregate net cash proceeds to us of $             million. Pursuant to a registration rights agreement, we have agreed to file a registration statement in respect of the shares of common stock sold by us in the Private Placement. We will pay the costs associated with the registration of the shares of common stock sold by us in the Private Placement pursuant to such registration rights agreement. If we do register any of these shares, such registration may depress the market price of our common stock.

Purchase of the Portfolio from the Seller

We intend to use a portion of the proceeds of this offering and the Private Placement to purchase the Portfolio from the Seller. TAMCO serves as the Seller's investment adviser and managing member, while Crescent Capital Group serves as the Seller's sub-adviser. All decisions by the Seller with respect to the sale of the portfolio and the terms of such sale will be made by the one member of the Seller's two-member investment committee who is not affiliated with Crescent Capital Group. Neither Crescent Capital Group nor the other member of the Seller's investment committee (who is an affiliated person of Crescent Capital Group) will participate in any decision by the Seller with respect to the sale of the portfolio or the terms of such sale.

Sales Load

CCFG Advisors has agreed to pay to the underwriters a portion of the sales load in the amount of $2,000,000 ($            if the underwriters exercise their over-allotment option in full) with respect to this offering of shares of our common stock. We will be obligated to pay this amount to CCFG Advisors (a) if during any four consecutive calendar quarter-periods ending on or after the one year anniversary of the closing of the offering, our pre-incentive fee net investment income (as described herein) equals or exceeds 1.75% (7.0% annualized) of our net assets at the beginning of such period (as adjusted for any issuances or repurchases of shares of our common stock) or (b) upon our liquidation. If one or more of these events does not occur on or before the third anniversary of the closing of this offering, we will not be obligated to pay this amount. We will pay such amount to CCFG Advisors in cash, and CCFG Advisors has agreed to use such payment to purchase shares of our common stock in the secondary market.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering and the Private Placement and assuming this offering prices at the midpoint of the estimated initial public offering price range set forth on the cover page of this prospectus, there will be                        shares of common stock outstanding and                        stockholders of record. The following table sets out certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote five percent or more of our outstanding common stock, each of our directors and officers and all officers and directors as a group.

		Percentage of Common Stock Outstanding
		Immediately Prior to This Offering and the Private Placement		Immediately after This Offering and the Private Placement(1)
	Type of Ownership
Name and Address		Shares Owned	Percentage	Shares Owned	Percentage

All officers and directors as a group ( persons)	Beneficial		100.0%			%

*
Represents less than 1.0%.

(1)
Assumes issuance of                         shares of common stock offered by this prospectus and that this offering prices at the midpoint of the estimated initial public offering price range set forth on the cover page of this prospectus. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters' over-allotment option.

The following table sets out the dollar range of our equity securities beneficially owned by each of our directors upon completion of this offering and the Private Placement. We are not part of a "family of investment companies," as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in Crescent Capital Finance Group(1)(2)

Independent Directors
Eric Holoman
Stephen Patrick
Michael Zimmerman
Interested Directors
Mark Attanasio
Michael Parks

(1)
Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

(2)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, investment transactions will be recorded on the trade date. Realized gains or losses will be computed using the specific identification method. Investments for which market quotations are readily available will be valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available will be valued at fair value as determined in good faith by our board of directors based on the input of our management and audit committee. In addition, our board of directors will retain one or more independent valuation firms to review the valuation of each portfolio investment for which a market quotation is not available at least once during each 12-month period. We also have adopted SFAS 157 (ASC Topic 820). This accounting statement requires us to assume that the portfolio investment is assumed to be sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with SFAS 157 (ASC Topic 820), the market in which we can exit portfolio investments with the greatest volume and level activity is considered our principal market.

The valuation process will be conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by one or more independent valuation firm each quarter. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by the external event to corroborate our valuation.

A readily available market value is not expected to exist for many of the investments in our portfolio, and we will value these portfolio investments at fair value as determined in good faith by our board of directors under our valuation policy and process. The types of factors that our board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public, the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the company will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations currently assigned. See "Risk Factors—Risks Related to our Investments—Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation."

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

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Our quarterly valuation process will begin with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment;

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Preliminary valuation conclusions will then be documented and discussed with our senior management and our investment adviser;

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The audit committee of our board of directors will then review these preliminary valuations;

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At least once annually, the valuation for each portfolio investment will be reviewed by an independent valuation firm; and

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The board of directors will then discuss valuations and determine the fair value of each investment in our portfolio in good faith, based on the input of our investment adviser, the respective independent valuation firms and the audit committee.

In following these approaches, the types of factors that will be taken into account in fair value pricing investments will include, as relevant, but not be limited to:

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available current market data, including relevant and applicable market trading and transaction comparables;

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applicable market yields and multiples;

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security covenants;

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call protection provisions;

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information rights;

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the nature and realizable value of any collateral;

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the portfolio company's ability to make payments, its earnings and discounted cash flows and the markets in which it does business;

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comparisons of financial ratios of peer companies that are public;

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comparable merger and acquisition transactions; and

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the principal market and enterprise values.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that will provide for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not "opted out" of such dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have its cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Mellon Investor Services LLC, the plan administrator and our transfer agent, registrar and dividend disbursing agent, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than three days prior to the record date, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share. The plan administrator is authorized to deduct a $15.00 transaction fee plus $0.10 per share brokerage commission from the proceeds of the sale of any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NYSE on the date of such distribution. The market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator's fees will be paid by us. If a participant elects by written notice to the plan administrator prior to termination of his or her account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

Stockholders who receive dividends and other distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. However, since a participating stockholder's cash dividends will be reinvested, such stockholder will not receive cash with which to pay any applicable taxes on reinvested dividends. A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us will generally be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at                        , by filling out the transaction request form located at the bottom of the participant's statement and sending it to the plan administrator at the address below.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at                        , or by fax at                        .

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A "U.S. stockholder" is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

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an individual who is a citizen or resident of the United States;

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a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

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an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

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a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A "Non-U.S. stockholder" is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the partnership's purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares of common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a BDC, we intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our net ordinary taxable income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the "Annual Distribution Requirement").

Taxation as a RIC

If we:

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qualify as a RIC; and

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satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any net income or net capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the "Excise Tax Avoidance Requirement"). For this purpose, however, any net ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

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qualify to be regulated as a BDC under the 1940 Act at all times during each taxable year;

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derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in "qualified publicly traded partnerships" (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the "90% Income Test"); and

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diversify our holdings so that at the end of each quarter of the taxable year:

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at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

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no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (the "Diversification Tests").

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or withholding liabilities.

Any underwriting fees paid by us are not deductible. We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (6) cause us to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a RIC.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long term or short term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation—Senior Securities." Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our qualification as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. federal corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, and if certain cure provisions are not available, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividends received deduction with respect to such dividends, and for tax years beginning before 2013, non-corporate stockholders would be able to treat such dividends as "qualified dividend income," which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

3.8% Medicare Tax on Investment Income

For taxable years beginning after December 31, 2012, recently enacted legislation is scheduled to impose a 3.8% tax on the "net investment income" of certain individuals, and on the undistributed "net investment income" of certain estates and trusts. Among other items, net investment income generally includes gross income from interest, dividends and net gains from certain property sales, less certain deductions. U.S. stockholders should consult their tax advisors regarding the possible implications of this legislation in their particular circumstances.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. For the tax years beginning on or before December 31, 2012, to the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and will be eligible for a maximum U.S. federal income tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum U.S. federal income tax rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum U.S. federal income tax rate of 15% through 2012) in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional shares of common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Stockholders receiving dividends or distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal their allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's tax basis for their shares of common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder's other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder's liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares of our common stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of their shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held their shares of common stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders currently (through 2012) are subject to a maximum U.S. federal income tax rate of 15% on their net capital gain, (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year), including a long-term capital gain derived from an investment in our shares of common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal income tax status of each year's distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

We may be required to withhold U.S. federal income tax ("backup withholding") currently at a rate of 28% (until 2013, when a higher rate may apply) from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our "investment company taxable income" to Non-U.S. stockholders (including interest income, net short-term capital gain or foreign-source dividend and interest income, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisors.

Under a provision that is scheduled to expire for taxable years beginning after December 31, 2011, properly designated dividends received by a Non-U.S. stockholder generally are exempt from U.S. federal withholding tax when they (1) are paid in respect of our "qualified net interest income" (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (2) were paid in connection with our "qualified short-term capital gains" (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). Depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold tax even if we designate the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

An investment in shares by a non-U.S. person may also be subject to U.S. estate tax. Non-U.S. persons should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares of our common stock.

RIC Modernization Act

Recently, Congress enacted the Regulated Investment Company Modernization Act of 2010 (the "Act"), which applies to taxable years of a RIC beginning on or after December 22, 2010. In general, and among other things, the Act (i) eliminates the "preferential dividend" rule, which under current law may disallow certain RIC distributions for purposes of the Annual Distribution Requirement, (ii) allows a RIC to carry forward capital losses indefinitely, and (iii) provides certain mitigation exceptions for certain failures to satisfy the 90% Income Test and the Diversification Tests.

Information Reporting Requirements

Certain foreign financial institutions, investment funds and other non-U.S. persons are subject to information reporting requirements with respect to their direct and indirect U.S. shareholders and/or U.S. accountholders. A 30% withholding tax is imposed on certain payments that are made after December 31, 2012, to a non-U.S. person that is subject to such requirements and fails to comply. Such payments would include our dividends and the gross proceeds from the sale or other disposition (including a redemption) of shares of our common stock. Non-U.S. stockholders should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of acquiring, owning or disposing of shares of our common stock.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the DGCL and our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL and our amended certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share. There is currently no market for our common stock, and we can offer no assurances that a market for our shares of common stock will develop in the future. We intend to apply to have our common stock listed on the New York Stock Exchange under the ticker symbol "CCFG". There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will not be able to elect any directors.

Preferred Stock

Our certificate of incorporation authorizes our board of directors to classify and reclassify any unissued shares of preferred stock into other classes or series of preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Delaware law and by our certificate of incorporation, as amended, to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would be entitled to vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

The indemnification of our officers and directors is governed by Section 145 of the DGCL, our certificate of incorporation and bylaws. Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person's conduct was unlawful.

Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director's duty of loyalty to the registrant or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.

Our bylaws provide for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may hereafter be amended. In addition, we expect to enter into indemnification agreements with each of our directors and officers in order to effect the foregoing.

As a BDC, we are not permitted to, and will not indemnify CCFG Advisors, any of our executive officers and directors, or any other person against liability arising from willful misfeasance, bad faith, gross negligence of reckless disregard of the duties involved in the conduct of such person's office, or by reason of reckless disregard of obligations and duties of such person arising under contract or agreement.

Delaware Anti-takeover Law

The DGCL contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

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prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

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upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or

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at or subsequent to such time, the business combination is approved by the board of directors and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines "business combination" to include the following:

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any merger or consolidation involving the corporation and the interested stockholder;

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any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;

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subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

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any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or

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the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Our board of directors will adopt a resolution exempting from Section 203 of the DGCL any business combination between us and any other person, subject to prior approval of such business combination by our board of directors, including approval by a majority of our directors who are not "interested persons."

Election of Directors

Our certificate of incorporation and bylaws as amended, provide that the affirmative vote of the holders of a majority of the votes cast by stockholders present in person or by proxy at an annual or special meeting of stockholders and entitled to vote at such meeting is required to elect a director. Under our certificate of incorporation, our board of directors may amend the bylaws to alter the vote required to elect directors.

Classified Board of Directors

Our certificate of incorporation provides for a classified board of directors consisting of three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies

Our certificate of incorporation provides that the number of directors is set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Under the DGCL, unless the certificate of incorporation provides otherwise (which our certificate of incorporation does not), directors on a classified board such as our board of directors may be removed only for cause. Under our certificate of incorporation and bylaws, any vacancy on the board of directors, including a vacancy resulting from an enlargement of the board of directors, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third-party from seeking to acquire, control of us.

Action by Stockholders

Our certificate of incorporation provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the board of directors, (2) pursuant to our notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to the board of directors at a special meeting may be made only by or at the direction of the board of directors, and provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Stockholder Meetings

Our certificate of incorporation provides that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. In addition, in lieu of such a meeting, any such action may be taken by the unanimous written consent of our stockholders. Our certificate of incorporation also provides that, except as otherwise required by law, special meetings of the stockholders can only be called by the chairman of the board, the chief executive officer or the board of directors. In addition, our bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the board of directors. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder's intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.

Calling of Special Meetings of Stockholders

Our certificate of incorporation provides that special meetings of stockholders may be called by our board of directors, the chairman of the board and our chief executive officer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REGULATION

We are a BDC under the 1940 Act and intend to elect to be treated as a RIC under the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies is fundamental and may be changed without stockholder approval upon 60 days' prior written notice to stockholders.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as "qualifying assets," unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. Under the 1940 Act and the rules thereunder, "eligible portfolio companies" include (1) private domestic operating companies, (2) public domestic operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange) or registered under the Exchange Act, and (3) public domestic operating companies having a market capitalization of less than $250 million. Public domestic operating companies whose securities are quoted on the over-the-counter bulletin board or through Pink Sheets LLC are not listed on a national securities exchange and therefore are eligible portfolio companies.

(2)
Securities of any eligible portfolio company which we control.

(3)
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)
Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)
Cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, a BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance. However, when the BDC purchases securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means any arrangement whereby the BDC, through its directors, officers, employees or agents, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Crescent Capital Administration will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets or temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for U.S. federal income tax purposes. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. CCFG Advisors will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to our Business and Structure—Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage."

Codes of Ethics

We and CCFG Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each such code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with such code's requirements. You may read and copy our code of ethics at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC's website at www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to CCFG Advisors. The Proxy Voting Policies and Procedures of CCFG Advisors are set out below. The guidelines will be reviewed periodically by CCFG Advisors and our directors who are not "interested persons," and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, CCFG Advisors has a fiduciary duty to act solely in our best interests. As part of this duty, CCFG Advisors recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

CCFG Advisors' policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

CCFG Advisors votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. CCFG Advisors reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases CCFG Advisors will vote in favor of proposals that CCFG Advisors believes are likely to increase the value of the portfolio securities we hold. Although CCFG Advisors will generally vote against proposals that may have a negative effect on our portfolio securities, CCFG Advisors may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions will be made by CCFG Advisors' Chairman and Vice Chairman. To ensure that CCFG Advisors' vote is not the product of a conflict of interest, CCFG Advisors requires that (1) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how CCFG Advisors intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, CCFG Advisors will disclose such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information about how CCFG Advisors voted proxies by making a written request for proxy voting information to: Crescent Capital Finance Group, Inc., Attention: Investor Relations, 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025, or by calling us collect at (310) 235-5900. The SEC also maintains a website at www.sec.gov that contains this information.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of CCFG Advisors and its affiliates with a legitimate business need for the information. We intend to maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Other

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

We and CCFG Advisors will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of relevant federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the BDC prohibition on transactions with affiliates to prohibit all "joint transactions" between entities that share a common investment adviser. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, we only expect to co-invest on a concurrent basis with investment funds, accounts or investment vehicles managed by Crescent Capital Group when each of us and such investment fund, account or investment vehicle will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. If opportunities arise that would otherwise be appropriate for us and for an investment fund, account or investment vehicle managed by Crescent Capital Group to invest in different securities of the same issuer, Crescent Capital Group will need to decide which fund will proceed with the investment. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which an investment fund, account or investment vehicle managed by Crescent Capital Group has previously invested.

We, CCFG Advisors and Crescent Capital Group intend to submit an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments because we believe that it will be advantageous for us to co-invest with investment funds, accounts or investment vehicles managed by Crescent Capital Group where such investment is consistent with our investment objectives, investment positions, investment policies, investment strategies, investment restrictions, regulatory requirements and other pertinent factors. We believe that co-investment by us and investment funds, accounts or investment vehicles managed by Crescent Capital Group may afford us additional investment opportunities and the ability to achieve greater diversification. Accordingly, any application would seek an exemptive order permitting us to negotiate more than price terms when investing with investment funds, accounts or investment vehicles managed by Crescent Capital Group in the same portfolio companies.

Moreover, if we elect to seek exemptive relief, it is expected that we would undertake that, in connection with any commitment to a co-investment, a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors would make certain conclusions, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment strategies and policies. There is no assurance that an application for exemptive relief, if sought by us, would be granted by the SEC or that, if granted, it will be on the terms set forth above.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

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pursuant to Rule 13a-14 under the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;

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pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

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pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

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pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance with that act.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering and the Private Placement,                        shares of our common stock will be outstanding, assuming no exercise of the underwriters' over-allotment option and that this offering prices at the midpoint of the estimated initial public offering price range set forth on the cover page of this prospectus. Of these shares, the                        shares sold in this offering, less any shares purchased by our affiliates in this offering, will be freely tradable without restriction or limitation under the Securities Act. The shares purchased in the Private Placement will be "restricted securities" as defined in Rule 144 under the Securities Act in that they will be purchased in private transactions not involving any public offering and as such will be subject to the public information and holding period requirements of Rule 144. Any shares purchased in this offering or the Private Placement by our affiliates, as that term is defined in the Securities Act, will be subject to the public information, manner of sale, volume limitations and, in the case of shares purchased in the Private Placement, holding period requirements of Rule 144 under the Securities Act.

In general, a person who has beneficially owned "restricted" shares of our common stock for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been one of our affiliates at the time of, or at any time during the 90 days preceding, a sale and (ii) we are subject to the Exchange Act periodic reporting requirements for at least 90 days before the sale. Persons who have beneficially owned "restricted" shares of our common stock for at least six months but who are our affiliates at the time of, or any time during the 90 days preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of either of the following:

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1% of the total number of securities then outstanding; or

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the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales by affiliates under Rule 144 also are subject to certain manners of sale provisions, notice requirements and the availability of current public information about us. We can give no assurance as to (1) the likelihood that an active market for our common stock will develop, (2) the liquidity of any such market, (3) the ability of our stockholders to sell our securities or (4) the prices that stockholders may obtain for any of our securities. We can make no prediction as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock. See "Risk Factors—Risks Relating to this Offering."

Pursuant to a registration rights agreement, we have agreed to file a registration statement in respect of the shares of common stock that will be sold by us in the Private Placement. We will pay the costs associated with the registration of the shares of common stock sold by us in the Private Placement pursuant to such registration rights agreement. If we do register any of these shares, such registration may depress the market price of our common stock.

Further, as discussed under "Management Agreements—Management Fee and Incentive Fee," we have agreed that, if we receive SEC exemptive relief, as to which there can be no assurance, we will pay 50% of the net after-tax incentive fee earned by CCFG Advisors in the form of shares of our common stock. Although these shares of common stock will be certain to subject to securities law and contractual restrictions on transfer, we intend to register the resale of such shares.

Lock-up Agreements

We, our investment adviser, our administrator, our executive officers, directors and other stockholders, and investors in the Private Placement will enter into lock-up agreements with the underwriters. Under these agreements, subject to certain exceptions, we and each of these persons will agree not to, without the prior written approval of the representatives, offer, sell, offer to sell, contract or agree to sell, hypothecate, hedge, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of our common stock or any securities convertible into or exercisable or exchangeable for our common stock. These restrictions will be in effect for a period of 180 days after the date of this prospectus (subject to extension under certain circumstances). At any time and without public notice, the representatives may in their sole discretion release some or all of the securities from these lock-up agreements.

If:

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during the period that begins on the date that is 15 calendar days plus three business days before the last day of the 180-day lock up period and ends on the last day of the 180-day lock up period,

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we issue an earnings release; or

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material news or a material event relating to us occurs; or

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prior to the expiration of the 180 day lock up period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 180 day lock up period, then the 180 day lock up period will be extended until the expiration of the date that is 15 calendar days plus three business days after the date on which the issuance of the earnings release or the material news or material event occurs.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by The Bank of New York Mellon pursuant to a custody agreement. The principal business address of The Bank of New York Mellon is One Wall Street, New York, NY 10286. Mellon Investor Services LLC will serve as our transfer agent, distribution paying agent and registrar. The principal business address of Mellon Investor Services LLC is 480 Washington Blvd., Jersey City, NJ 07310.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our board of directors, CCFG Advisors will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. CCFG Advisors does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. CCFG Advisors generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, CCFG Advisors may select a broker based upon brokerage or research services provided to CCFG Advisors and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if CCFG Advisors determines in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING

We are offering the shares of our common stock described in this prospectus through the underwriters named below. UBS Securities LLC, Morgan Stanley & Co. LLC and Credit Suisse Securities (USA) LLC are the representatives of the underwriters and joint book-running managers of this offering. We, our investment adviser, our administrator and Crescent Capital Group will enter into an underwriting agreement with the representatives. Subject to the terms and conditions of the underwriting agreement, each of the underwriters will severally agree to purchase the number of shares of common stock listed next to its name in the following table.

Underwriters	Number of Shares

UBS Securities LLC
Morgan Stanley & Co. LLC
Credit Suisse Securities (USA) LLC
RBC Capital Markets, LLC
Janney Montgomery Scott LLC
JMP Securities LLC

Total

The underwriting agreement provides that the underwriters must buy all of the shares if they buy any of them. However, the underwriters are not required to take or pay for the shares covered by the underwriters' over-allotment option described below.

Our common stock is offered subject to a number of conditions, including:

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receipt and acceptance of our common stock by the underwriters; and

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the underwriters' right to reject orders in whole or in part.

We have been advised by the representatives that the underwriters expect to make a market in our common stock but that they are not obligated to do so and may discontinue making a market at any time without notice.

In connection with this offering, certain of the underwriters or securities dealers may distribute prospectuses electronically.

The principal business address of UBS Securities LLC is 299 Park Avenue, New York, New York 10171. The principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, New York 10036. The principal business address of Credit Suisse Securities (USA) LLC is Eleven Madison Avenue, New York, New York, 10010.

Over-allotment Option

We will grant the underwriters an option to buy up to an aggregate of                        additional shares of our common stock. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with this offering. The underwriters will have 30 days from the date of our final prospectus to exercise this option. If the underwriters exercise this option, they will each purchase additional shares approximately in proportion to the amounts specified in the table above.

Commissions and Discounts

Shares sold by the underwriters to the public will initially be offered at the initial offering price set forth on the cover of this prospectus. Any shares sold by the underwriters to securities dealers may be sold at a discount of up to $            per share from the initial public offering price. Any of these securities dealers

may resell any shares purchased from the underwriters to other brokers or dealers at a discount of up to $            per share from the initial public offering price. Sales of shares made outside of the U.S. may be made by affiliates of the underwriters. If all the shares are not sold at the initial public offering price, the representatives may change the offering price and the other selling terms. Upon execution of the underwriting agreement, the underwriters will be obligated to purchase the shares at the prices and upon the terms stated therein and, as a result, will thereafter bear any risk associated with changing the offering price to the public or other selling terms. The representatives of the underwriters have informed us that they do not expect to sell more than an aggregate of                        shares of common stock to accounts over which the representatives exercise discretionary authority.

The following table shows the per share and total underwriting discounts and commissions we will pay to the underwriters, assuming both no exercise and full exercise of the underwriters' option to purchase up to an additional                        shares. This table excludes a portion of the sales load in the amount of $2.0 million, or $            per share ($            , or $            per share if the underwriters fully exercise their over-allotment option), that CCFG Advisors has agreed to pay to the underwriters on our behalf and which we will be obligated to pay this amount to CCFG Advisors in certain cases. See "Obligations and Indebtedness."

	No Exercise	Full Exercise

Per share	$	$
Total	$	$

We estimate that the total expenses of this offering payable by us, not including the underwriting discounts and commissions, will be approximately $             million.

No Sales of Similar Securities

We, our investment advisor, our administrator, our executive officers and directors, and our other stockholders and investors in the Private Placement will enter into lock-up agreements with the underwriters. Under these agreements, subject to certain exceptions, we and each of these persons will agree not to, without the prior written approval of the representatives, offer, sell, offer to sell, contract or agree to sell, hypothecate, hedge, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any of our common stock or any securities convertible into or exercisable or exchangeable for our common stock. These restrictions will be in effect for a period of 180 days after the date of the final prospectus relating to this offering (subject to extension under certain circumstances). At any time and without public notice, the representatives may in their sole discretion release some or all of the securities from these lock-up agreements.

If:

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during the period that begins on the date that is 15 calendar days plus three business days before the last day of the 180 day lock up period and ends on the last day of the 180 day lock up period,

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we issue an earnings release; or

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material news or a material event relating to us occurs; or

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prior to the expiration of the 180-day lock up period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 180-day lock up period, then the 180 day lock up period will be extended until the expiration of the date that is 15 calendar days plus three business days after the date on which the issuance of the earnings release or the material news or material event occurs.

We, our investment adviser, our administrator and Crescent Capital Group will agree to indemnify the underwriters against certain liabilities, including certain liabilities under the Securities Act. If we, our investment adviser, our administrator and Crescent Capital Group are unable to provide this indemnification, we, our investment adviser, our administrator and Crescent Capital Group will contribute to payments the underwriters may be required to make in respect of those liabilities.

New York Stock Exchange Listing

We expect to apply to have our common stock listed on The New York Stock Exchange under the trading symbol "CCFG."

Price Stabilization; Short Positions

In connection with this offering, the underwriters may engage in activities that stabilize, maintain or otherwise affect the price of our common stock, including:

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stabilizing transactions;

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short sales;

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purchases to cover positions created by short sales;

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imposition of penalty bids; and

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syndicate covering transactions.

Stabilizing transactions consist of bids or purchases made for the purpose of preventing or retarding a decline in the market price of our common stock while this offering is in progress. These transactions may also include making short sales of our common stock, which involve the sale by the underwriters of a greater number of shares of common stock than they are required to purchase in this offering and purchasing shares of common stock on the open market to cover positions created by short sales. Short sales may be "covered short sales", which are short positions in an amount not greater than the underwriters' over-allotment option referred to above, or may be "naked short sales", which are short positions in excess of that amount.

The underwriters may close out any covered short position by either exercising their over-allotment option, in whole or in part, or by purchasing shares in the open market. In making this determination, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option.

Naked short sales are in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market that could adversely affect investors who purchased in this offering.

The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of that underwriter in stabilizing or short covering transactions.

As a result of these activities, the price of our common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriters at any time. The underwriters may carry out these transactions on the NYSE, in the over-the-counter market or otherwise.

Determination of Offering Price

Prior to this offering, there was no public market for our common stock. The initial public offering price will be determined by negotiation by us and the representatives of the underwriters. The principal factors to be considered in determining the initial public offering price will include:

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the information set forth in this prospectus and otherwise available to the representatives;

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our history and prospects and the history of and prospects for the industry in which we compete;

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our past and present financial performance and an assessment of our management;

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our prospects for future earnings and the present state of our development;

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the general condition of the securities markets at the time of this offering;

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the recent market prices of, and demand for, publicly traded common stock of generally comparable companies; and

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other factors deemed relevant by the underwriters and us.

Affiliations

The underwriters and their affiliates may from time to time in the future engage in transactions with us and perform services for us in the ordinary course of their business. For example, we expect that affiliates of certain of the underwriters, including UBS Securities LLC, Morgan Stanley & Co. LLC and Credit Suisse Securities (USA) LLC, will participate as lenders under the Credit Facility and would be entitled to receive customary fees in such capacity.

NOTICE TO PROSPECTIVE INVESTORS IN EUROPEAN ECONOMIC AREA

In relation to each member state of the European Economic Area that has implemented the Prospectus Directive (each, a relevant member state), other than Germany, with effect from and including the date on which the Prospectus Directive is implemented in that relevant member state (the relevant implementation date), an offer of securities described in this prospectus may not be made to the public in that relevant member state other than:

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to any legal entity which is a qualified investor as defined in the Prospectus Directive;

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by the Bookrunners to fewer than 100, or, if the Relevant Member State has implemented the relevant provisions of the 2010 PD Amending Directive, 150, natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the Bookrunners for any such offer; or

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in any other circumstances falling within Article 3(2) of the Prospectus Directive.

provided that no such offer of securities shall require us or any underwriter to publish a prospectus pursuant to Article 3 of the Prospectus Directive.

For purposes of this provision, the expression an "offer of securities to the public" in any relevant member state means the communication in any form and by any means of sufficient information on the terms of the offer and the securities to be offered so as to enable an investor to decide to purchase or subscribe for the securities, as the expression may be varied in that member state by any measure implementing the Prospectus Directive in that member state, and the expression "Prospectus Directive" means Directive 2003/71/EC (and amendments thereto, including the 2010 PD Amending Directive, to the extent implemented in the Relevant Member State), and includes any relevant implementing measure in the Relevant Member State, and includes any relevant implementing measure in each relevant member state. The expression 2010 PD Amending Directive means Directive 2010/73/EU.

We have not authorized and do not authorize the making of any offer of securities through any financial intermediary on their behalf, other than offers made by the underwriters with a view to the final placement of the securities as contemplated in this prospectus. Accordingly, no purchaser of the securities, other than the underwriters, is authorized to make any further offer of the securities on behalf of us or the underwriters.

The EEA selling restriction is in addition to any other selling restrictions set out in this prospectus.

NOTICE TO PROSPECTIVE INVESTORS IN AUSTRALIA

This offering memorandum is not a formal disclosure document and has not been, nor will be, lodged with the Australian Securities and Investments Commission. It does not purport to contain all information that an investor or their professional advisers would expect to find in a prospectus or other disclosure document (as defined in the Corporations Act 2001 (Australia)) for the purposes of Part 6D.2 of the Corporations Act 2001 (Australia) or in a product disclosure statement for the purposes of Part 7.9 of the Corporations Act 2001 (Australia), in either case, in relation to the securities.

The securities are not being offered in Australia to "retail clients" as defined in sections 761G and 761GA of the Corporations Act 2001 (Australia). This offering is being made in Australia solely to "wholesale clients" for the purposes of section 761G of the Corporations Act 2001 (Australia) and, as such, no prospectus, product disclosure statement or other disclosure document in relation to the securities has been, or will be, prepared.

This offering memorandum does not constitute an offer in Australia other than to wholesale clients. By submitting an application for our securities, you represent and warrant to us that you are a wholesale client for the purposes of section 761G of the Corporations Act 2001 (Australia). If any recipient of this offering memorandum is not a wholesale client, no offer of, or invitation to apply for, our securities shall be deemed to be made to such recipient and no applications for our securities will be accepted from such recipient. Any offer to a recipient in Australia, and any agreement arising from acceptance of such offer, is personal and may only be accepted by the recipient. In addition, by applying for our securities you undertake to us that, for a period of 12 months from the date of issue of the securities, you will not transfer any interest in the securities to any person in Australia other than to a wholesale client.

NOTICE TO PROSPECTIVE INVESTORS IN THE DUBAI INTERNATIONAL FINANCIAL CENTRE

This document relates to an exempt offer in accordance with the Offered Securities Rules of the Dubai Financial Services Authority. This document is intended for distribution only to persons of a type specified in those rules. It must not be delivered to, or relied on by, any other person. The Dubai Financial Services Authority has no responsibility for reviewing or verifying any documents in connection with exempt offers. The Dubai Financial Services Authority has not approved this document nor taken steps to verify the information set out in it, and has no responsibility for it. The shares of our common stock which are the subject of the offering contemplated by this prospectus may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the shares of our common stock offered should conduct their own due diligence on our common stock. If you do not understand the contents of this document you should consult an authorized financial adviser.

NOTICE TO PROSPECTIVE INVESTORS IN HONG KONG

Our securities may not be offered or sold in Hong Kong, by means of this prospectus or any document other than (i) to "professional investors" within the meaning of the Securities and Futures Ordinance (Cap.571, Laws of Hong Kong) and any rules made thereunder, or (ii) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), or (iii) in other circumstances which do not result in the document being a "prospectus" within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong). No advertisement, invitation or document relating to our securities may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere) which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to the securities which are or are intended to be disposed of only to persons outside Hong Kong or only to "professional investors" within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

NOTICE TO PROSPECTIVE INVESTORS IN JAPAN

Our securities have not been and will not be registered under the Financial Instruments and Exchange Law of Japan (the Financial Instruments and Exchange Law) and our securities will not be offered or sold, directly or indirectly, in Japan, or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan, or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.

NOTICE TO PROSPECTIVE INVESTORS IN SINGAPORE

This document has not been registered as a prospectus with the Monetary Authority of Singapore and in Singapore, the offer and sale of our securities is made pursuant to exemptions provided in sections 274 and 275 of the Securities and Futures Act, Chapter 289 of Singapore ("SFA"). Accordingly, this prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of our securities may not be circulated or distributed, nor may our securities be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor as defined in Section 4A of the SFA pursuant to Section 274 of the SFA, (ii) to a relevant person as defined in section 275(2) of the SFA pursuant to Section 275(1) of the SFA, or any person pursuant to Section 275(1A) of the SFA, and in accordance with the conditions specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA, in each case subject to compliance with the conditions (if any) set forth in the SFA. Moreover, this document is not a prospectus as defined in the SFA. Accordingly, statutory liability under the SFA in relation to the content of prospectuses would not apply. Prospective investors in Singapore should consider carefully whether an investment in our securities is suitable for them.

Where our securities are subscribed or purchased under Section 275 of the SFA by a relevant person which is:

(a)   by a corporation (which is not an accredited investor as defined in Section 4A of the SFA) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or

(b)   for a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary of the trust is an individual who is an accredited investor,

shares of that corporation or the beneficiaries' rights and interest (howsoever described) in that trust shall not be transferable for six months after that corporation or that trust has acquired the shares under Section 275 of the SFA, except:

(1)   to an institutional investor (for corporations under Section 274 of the SFA) or to a relevant person defined in Section 275(2) of the SFA, or any person pursuant to an offer that is made on terms that such shares of that corporation or such rights and interest in that trust are acquired at a consideration of not less than S$200,000 (or its equivalent in a foreign currency) for each transaction, whether such amount is to be paid for in cash or by exchange of securities or other assets, and further for corporations, in accordance with the conditions, specified in Section 275 of the SFA;

(2)   where no consideration is given for the transfer; or

(3)   where the transfer is by operation of law.

In addition, investors in Singapore should note that the securities acquired by them are subject to resale and transfer restrictions specified under Section 276 of the SFA, and they, therefore, should seek their own legal advice before effecting any resale or transfer of their securities.

NOTICE TO PROSPECTIVE INVESTORS IN SWITZERLAND

The Prospectus does not constitute an issue prospectus pursuant to Article 652a or Article 1156 of the Swiss Code of Obligations ("CO") and the shares will not be listed on the SIX Swiss Exchange. Therefore, the Prospectus may not comply with the disclosure standards of the CO and/or the listing rules (including any prospectus schemes) of the SIX Swiss Exchange. Accordingly, the shares may not be offered to the public in or from Switzerland, but only to a selected and limited circle of investors, which do not subscribe to the shares with a view to distribution.

NOTICE TO PROSPECTIVE INVESTORS IN UNITED KINGDOM

This prospectus is only being distributed to and is only directed at: (1) persons who are outside the United Kingdom; (2) investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"); or (3) high net worth companies, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order (all such persons falling within (1)-(3) together being referred to as "relevant persons"). The shares are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such shares will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on this prospectus or any of its contents.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Dechert LLP, New York, New York. Dechert LLP also represents CCFG Advisors and certain of its affiliates, including Crescent Capital Group. Certain legal matters in connection with the offering will be passed upon for the underwriters by Clifford Chance US LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have selected KPMG LLP as our independent registered public accounting firm. The financial statements of Crescent Capital Finance Group, Inc. as of and for the period ended May 31, 2011 included in this prospectus have been so included in reliance on the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP's principal business address is located at 355 South Grand Avenue, Suite 2000, Los Angeles, CA 90071.

INDEPENDENT AUDITORS

The special purpose schedule of investments to be sold to Crescent Capital Finance Group, Inc. as of December 31, 2010 included in this prospectus has been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing elsewhere herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is located at 350 South Grand Avenue, Los Angeles, CA 90071.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC's Public Reference Room at 100 F Street, NE, Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.

We maintain a website at www.ccfgbdc.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Independent Auditors' Report

To the Members of Palmetto Investors Master Fund, LLC
(A Delaware Limited Liability Company):

We have audited the accompanying special purpose schedule of investments to be sold to Crescent Capital Finance Group, Inc. (as of December 31, 2010). This special purpose schedule of investments to be sold to Crescent Capital Finance Group, Inc. is the responsibility of the management of Palmetto Investors Master Fund, LLC (the "Selling Fund"). Our responsibility is to express an opinion on this special purpose schedule of investments to be sold to Crescent Capital Finance Group, Inc. based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the special purpose schedule is free of material misstatement. The Selling Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Selling Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the special purpose schedule, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the special purpose schedule of investments to be sold to Crescent Capital Finance Group, Inc. We believe that our audit provides a reasonable basis for our opinion.

The accompanying special purpose schedule of investments to be sold to Crescent Capital Finance Group, Inc. was prepared using the basis of presentation described in Note 2 and is not intended to be a complete presentation of the Selling Fund's investments.

In our opinion, the special purpose schedule of investments to be sold to Crescent Capital Finance Group, Inc. referred to above present fairly, in all material respects, the investments to be sold to Crescent Capital Finance Group, Inc. as of December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Los Angeles, California
June 27, 2011

Palmetto Investors Master Fund, LLC

SPECIAL PURPOSE SCHEDULE OF INVESTMENTS TO BE SOLD TO CRESCENT CAPITAL FINANCE GROUP, INC.

December 31, 2010

Description(7)	Type of Investment(5)	Interest Rate		Maturity/ Expiration Date	Par Amount	Cost	Fair Value	% of Fair Value(4)
Aerospace
IAP Worldwide Services	First Lien Term Loan	LIBOR + 5.25%(8.25%	)(1)	12/31/12	$1,000,246	$851,644	$998,345	1.96%
Wyle Services Corp.	Senior Subordinate Note (CB)	10.50%		04/01/18	$250,000	247,003	246,875	0.48%

Totals						1,098,647	1,245,220	2.44%

Automobile Manufacturing
American Tire Distributors Inc.	Senior Secured Note (CB)	9.75%		06/01/17	$500,000	494,322	540,000	1.06%
Cooper-Standard Automotive Inc.	Senior Unsecured Note (CB)	8.50%		05/01/18	$300,000	300,000	318,750	0.63%
Goodyear Tire & Rubber Co.	Senior Note (CB)	8.25%		08/15/20	$500,000	495,974	521,250	1.02%
Navistar International Corp.	Senior Unsecured Notes (CB)	8.25%		11/01/21	$1,025,000	1,004,046	1,109,563	2.18%
Stoneridge Inc.	Senior Secured Note (CB)	9.50%		10/15/17	$225,000	229,187	243,563	0.48%
Transtar Holding Company	Second Lien Term Loan	PRIME + 8.50%(10.25%	)(1)(6)	12/20/17	$210,080	206,928	210,605	0.41%
Transtar Holding Company	First Lien Term Loan	PRIME + 4.50%(6.25%	)(1)(6)	12/20/16	$105,647	104,591	106,968	0.21%

Totals						2,835,048	3,050,699	5.99%

Broadcast/ Outdoor
Citadel Broadcasting Corp.	Senior Note (CB)	7.75%		12/15/18	$100,000	100,000	104,250	0.20%
DCP LLC/DCP Corp.	Senior Secured Note (CB)	10.75%		08/15/15	$725,000	721,473	730,438	1.43%
Nexstar/Mission Broadcasting	Senior Secured Note (CB)	8.88%		04/15/17	$345,000	351,200	368,288	0.72%
Salem Communications	Senior Secured Note (CB)	9.63%		12/15/16	$455,000	465,335	484,575	0.95%
Univision Communications	Senior Secure Note (CB)	7.88%		11/01/20	$500,000	501,129	527,500	1.04%
Warner Music Group/WMG Holdings	Senior Subordinate Notes (CB)	7.38%		04/15/14	$390,000	369,418	377,325	0.74%

Totals						2,508,555	2,592,376	5.08%

Building Products
Ply Gem Industries	Senior Secured Note (CB)	11.75%		06/15/13	$750,000	692,697	804,375	1.58%
Cable
Block Communications Inc.	Senior Note (CB)	8.25%		12/15/15	$500,000	490,687	505,000	0.99%
Bresnan Broadband Holdings LLC	Senior Unsecured Notes (CB)	8.00%		12/15/18	$500,000	500,000	517,500	1.02%
Cequel Communications Holdings I	Senior Unsecured Notes (CB)	8.63%		11/15/17	$500,000	493,920	528,750	1.04%
Insight Communications	Senior Note (CB)	9.38%		07/15/18	$500,000	513,650	537,500	1.06%

Totals						1,998,257	2,088,750	4.11%

Chemicals
Ineos Group Holdings	Term Loan B(3)	LIBOR + 4.50%(7.50%	)(1)	12/16/13	$778,458	678,468	804,770	1.58%
Ineos Group Holdings	Term Loan C(3)	LIBOR + 5.00%(8.00%	)(1)	12/16/14	$764,361	667,470	790,197	1.55%
Lyondell Chemical Company	Senior Secured Note—Third Lien	11.00%		05/01/18	$1,497,210	1,461,031	1,699,333	3.34%

Totals						2,806,969	3,294,300	6.47%

Consumer Products
Prestige Brands Inc.	Senior Note (CB)	8.25%		04/01/18	$175,000	178,420	182,438	0.36%
Containers
Berry Plastics Escrow	Senior Secured Note (CB)	8.25%		11/15/15	$250,000	247,648	266,875	0.52%
Diversified Financials
BRSP, LLC	$290MM Term Loan	LIBOR + 4.50%(7.50%	)(1)	06/04/14	$1,111,774	1,058,239	1,120,112	2.20%

Palmetto Investors Master Fund, LLC

SPECIAL PURPOSE SCHEDULE OF INVESTMENTS TO BE SOLD TO CRESCENT CAPITAL FINANCE GROUP, INC.
December 31, 2010

Description(7)	Type of Investment(5)	Interest Rate		Maturity/ Expiration Date	Par Amount	Cost	Fair Value	% of Fair Value(4)
Electric Utilities
NRG Energy Inc	Senior Unsecured Note (CB)	8.25%		09/01/20	$250,000	250,904	255,000	0.50%
Public Service Company of New Mexico	Senior Unsecured Note (CB)	7.95%		05/15/18	$540,000	540,996	604,673	1.19%

Totals						791,900	859,673	1.69%

Electronic/ Information/ Data Technology
Allen Systems Group Inc.	Senior Secured Note (CB)	10.50%		11/15/16	$300,000	300,000	307,500	0.60%
Asurion, LLC	Term Loan	LIBOR + 5.25%(6.75%	)(1)	03/31/15	$365,000	350,400	366,460	0.72%
BNYConvergEx Group, LLC	Second Lien Term Loan	LIBOR + 7.00%(8.75%	)(1)(6)	12/20/17	$370,370	362,963	380,111	0.75%
CDW LLC/CDW Finance	Senior Secured Note (CB)	8.00%		12/15/18	$375,000	375,000	385,313	0.76%
Eastman Kodak Co.	Senior Secured Note (CB)	9.75%		03/01/18	$500,000	490,965	512,500	1.01%
Excelitas Technologies Corp. (IDS)	Term Loan	LIBOR +5.75%(7.25%	)(1)	11/30/16	$827,993	819,713	834,203	1.64%
First Data Corporation	Senior Unsecured Note (CB)	9.88%		09/24/15	$275,000	254,603	263,313	0.52%
Freescale Semiconductor	Senior Secured Note (CB)	9.25%		04/15/18	$400,000	401,364	442,000	0.87%
Interactive Data Corp.	Senior Note (CB)	10.25%		08/01/18	$175,000	175,000	192,500	0.38%
Sunquest Information Systems, Inc.	First Lien Term Loan	LIBOR + 4.50%(6.25%	)(1)(6)	12/16/16	$221,756	219,307	221,756	0.44%
Syniverse Holdings Inc.	Senior Unsecured Notes (CB)	9.13%		01/15/19	$275,000	275,000	283,594	0.56%
Trans Union LLC	Senior Unsecured Notes (CB)	11.38%		06/15/18	$375,000	378,422	429,375	0.84%

Totals						4,402,737	4,618,625	9.09%

Energy
Obsidian Natural Gas Trust	$1.2 Billion Facility	LIBOR + 2.00%(7.00%	)(1)	11/02/15	$508,259	513,342	514,612	1.01%
Environmental Services
Casella Waste Systems Inc.	Senior Subordinate Note (CB)	9.75%		02/01/13	$500,000	464,187	501,250	0.98%
Finance—Other
Aircastle Ltd.	Senior Note (CB)	9.75%		08/01/18	$460,000	488,541	504,850	0.99%
Icahn Enterprises/Finance	Senior Note (CB)	8.00%		01/15/18	$250,000	248,408	250,625	0.49%
Icahn Enterprises/Finance	Senior Unsecured Notes (CB)	7.75%		01/15/16	$650,000	649,765	651,625	1.28%
International Lease Finance Corp.	Senior Note (CB)	8.25%		12/15/20	$75,000	74,374	77,813	0.15%
International Lease Finance Corp.	Senior Note (CB)	8.63%		09/15/15	$40,000	39,454	43,100	0.08%
International Lease Finance Corp.	Senior Note (CB)	5.65%		06/01/14	$385,000	348,598	384,038	0.76%
Nuveen Investments Inc.	Second Lien Term Loan	12.50%		07/31/15	$500,000	476,250	542,200	1.06%
Nuveen Investments Inc.	Senior Unsecured Subordinate Notes (CB)	5.50%		09/15/15	$750,000	515,890	648,750	1.28%
RBS Worldpay, Inc.	USD Equivalent Term Loan 82A	LIBOR + 4.50%(6.25%	)(1)(6)	11/30/17	$390,162	388,895	393,479	0.77%

Totals						3,230,175	3,496,480	6.86%

Food Processors
Bumble Bee Acquisition Co.	Senior Secured Note (CB)	9.00%		12/15/17	$230,000	232,086	240,925	0.47%
Centerplate Volume Services America Inc.	Term Loan B	LIBOR + 8.50%(10.50%	)(1)	09/16/16	$649,220	632,314	653,310	1.28%
Centerplate Volume Services America Inc.	Term Loan A	LIBOR + 8.00%(10.00%	)(1)	09/16/15	$53,796	52,989	53,866	0.11%
Dean Foods Co.	Senior Unsecured Notes (CB)	9.75%		12/15/18	$500,000	500,000	502,500	0.99%

Totals						1,417,389	1,450,601	2.85%

Palmetto Investors Master Fund, LLC

SPECIAL PURPOSE SCHEDULE OF INVESTMENTS TO BE SOLD TO CRESCENT CAPITAL FINANCE GROUP, INC.
December 31, 2010

Description(7)	Type of Investment(5)	Interest Rate		Maturity/ Expiration Date	Par Amount	Cost	Fair Value	% of Fair Value(4)
Gaming
Boyd Gaming Corp.	Senior Unsecured Note (CB)	9.13%		12/01/18	$325,000	325,393	325,000	0.64%
Quapaw Downstream Development Authority	Senior Secured Notes (CB)	12.00%		10/15/15	$500,000	431,375	498,750	0.98%
Wynn Las Vegas LLC/Corp.	Secure Note (CB)	7.88%		11/01/17	$500,000	506,968	540,000	1.06%

Totals						1,263,736	1,363,750	2.68%

Healthcare Facilities
ATI Holdings, Inc. (ATI Physical Therapy)	Term Loan	LIBOR + 5.50%(7.50%	)(1)	03/15/16	$992,500	962,725	983,369	1.93%
Aveta Holdings, LLC/MMM Holdings Inc.	Term Loan	LIBOR + 6.50%(8.50%	)(1)	04/14/15	$436,553	423,456	432,536	0.85%
Aveta Holdings, LLC/NAMM Holdings Inc.	Term Loan	LIBOR + 6.50%(8.50%	)(1)	04/14/15	$436,553	423,456	432,536	0.85%
Capella Healthcare	Senior Note (CB)	9.25%		07/01/17	$275,000	273,534	294,250	0.58%
CHG Companies, Inc.	Second Lien Term Loan	LIBOR + 9.50%(11.25%	)(1)	04/07/17	$418,952	410,573	416,857	0.82%
OmniCare Inc.	Senior Subordinate Note (CB)	7.75%		06/01/20	$500,000	502,639	515,625	1.01%
Smile Brands Group Inc.	Term Loan B	LIBOR + 5.25%, PRIME + 4.25%(7.00%	)(1)	12/21/17	$232,768	229,277	231,325	0.45%
Universal Hospital Service	Senior Secured Note (2) (CB)	8.50%		06/01/15	$250,000	248,018	258,125	0.51%
Virtual Radiologic Corporation	Term Loan	PRIME + 4.50%(7.75%	)(1)(6)	12/22/16	$400,000	394,000	399,000	0.78%

Totals						3,867,678	3,963,623	7.78%

Healthcare Supply
DJO Finance LLC/DJO Finance Corp/Reable	Senior Subordinate Note (CB)	9.75%		10/15/17	$300,000	303,941	307,125	0.60%
Home Builders
Hovnanian Enterprises, Inc.	Senior Secured Note (CB)	10.63%		10/15/16	$1,000,000	985,147	1,035,000	2.03%
Standard Pacific Corp.	Senior Note (CB)	8.38%		05/15/18	$425,000	434,526	427,125	0.84%

Totals						1,419,673	1,462,125	2.87%

Independent Finance
Ally Financial (GMAC)	Senior Unsecured Note (CB)	7.50%		09/15/20	$250,000	248,150	266,250	0.52%
Industrial—Other
Liberty Tire Recycling	Senior Unsecured Note (CB)	11.00%		10/01/16	$100,000	98,975	107,500	0.21%
Willbros United States Holdings, Inc.	Term Loan	LIBOR + 7.50%(9.50%	)(1)	06/30/14	$852,350	801,209	856,612	1.68%

Totals						900,184	964,112	1.89%

Insurance
CNO Financial Group, Inc.	Term Loan	LIBOR + 6.00%(7.75%	)(1)(6)	09/30/16	$166,091	164,441	167,553	0.33%
Leisure
Manchester United (MU Finance Plc.)	Senior Secured Note (CB)	8.38%		02/01/17	$600,000	605,990	603,000	1.18%
Norwegian Cruise Line (NCL Corp.)	Senior Secured Note (CB)	11.75%		11/15/16	$500,000	495,112	583,750	1.15%
Yankee Stadium (NYC Industrial Development)	Senior Subordinate Notes (CB)	11.00%		03/01/29	$500,000	531,494	647,500	1.27%

Totals						1,632,596	1,834,250	3.60%

Machinery
Case New Holland Inc.	Senior Note (CB)	7.88%		12/01/17	$300,000	299,600	331,500	0.65%
Metals and Mining
Severstal Columbus LIC	Senior Secured Note (CB)	10.25%		02/15/18	$295,000	300,318	314,175	0.62%
Oil Equipment
Parker Drilling Co.	Senior Note (CB)	9.13%		04/01/18	$100,000	100,000	105,250	0.21%

Palmetto Investors Master Fund, LLC

SPECIAL PURPOSE SCHEDULE OF INVESTMENTS TO BE SOLD TO CRESCENT CAPITAL FINANCE GROUP, INC.
December 31, 2010

Description(7)	Type of Investment(5)	Interest Rate		Maturity/ Expiration Date	Par Amount	Cost	Fair Value	% of Fair Value(4)
Oil Refining and Marketing
Expro Finance Luxembourg	Senior Secured Note (CB)	8.50%		12/15/16	$525,000	514,479	506,933	1.00%
McJunkin Red Man Corp.	Senior Secured Note (CB)	9.50%		12/15/16	$450,000	440,797	426,375	0.84%

Totals						955,276	933,308	1.84%

Oil Service
Basic Energy Services	Senior Note (CB)	11.63%		08/01/14	$500,000	525,215	556,875	1.09%
Pharmaceuticals
Valeant Pharmaceuticals	Senior Note (CB)	6.88%		12/01/18	$400,000	397,001	399,000	0.78%
Power
Calpine Corp.	Senior Secured Note (CB)	7.50%		02/15/21	$225,000	225,000	222,750	0.44%
Dynegy Holdings Inc.	Senior Unsecured Note (CB)	8.38%		05/01/16	$250,000	223,414	188,750	0.37%
Edison Mission Energy	Senior Unsecured Note (CB)	7.00%		05/15/17	$500,000	424,848	398,750	0.78%

Totals						873,262	810,250	1.59%

Real Estate
Felcor Escrow Holdings	Senior Secured Note (CB)	10.00%		10/01/14	$250,000	233,461	281,250	0.55%
Retail—Food and Drug
Rite Aid Corp.	Senior Secured Note (CB)	8.00%		08/15/20	$500,000	500,000	528,750	1.04%
Retail Stores
Advantage Sales and Marketing Inc.	Second Lien Term Loan	LIBOR + 7.75%(9.25%	)(1)(6)	06/20/18	$67,732	66,716	68,308	0.13%
Toys R Us Property Co. I	Senior Unsecured Note (CB)	10.75%		07/15/17	$300,000	308,114	342,000	0.67%
Toys R Us Property Co. II	Senior Secured Note (CB)	8.50%		12/01/17	$200,000	197,541	216,000	0.42%

Totals						573,387	626,308	1.22%

Satellite
Geoeye Inc.	Senior Secured Note (CB)	8.63%		10/01/16	$45,000	46,188	47,250	0.09%
Intelsat Bermuda Ltd.	Senior Unsecured Note (3) (CB)	12.50%		02/04/17	$531,250	533,038	588,359	1.16%

Totals						579,226	635,609	1.25%

Secondary Oil & Gas Producers
Citgo Petroleum Corp.	Term Loan C	LIBOR + 7.00%(9.00%	)(1)	06/24/17	$988,252	975,017	1,032,427	2.03%
Citgo Petroleum Corp.	Senior Secured Note (CB)	11.50%		07/01/17	$425,000	420,362	480,250	0.94%
Sandridge Energy Inc.	Senior Unsecured Note (CB)	8.00%		06/01/18	$500,000	481,424	510,000	1.00%

Totals						1,876,803	2,022,677	3.97%

Services—Other
Avis Budget Car Rental	Senior Unsecured Notes (CB)	8.25%		01/15/19	$500,000	504,926	506,250	0.99%
Brickman Group Holdings Inc.	Term Loan	LIBOR + 5.50%(7.25%	)(1)	10/14/16	$307,246	305,684	311,608	0.61%
Brickman Group Holdings Inc.	Senior Unsecured Notes (CB)	9.13%		11/01/18	$375,000	376,674	381,563	0.75%
Mobile Mini Inc.	Senior Note (CB)	7.88%		12/01/20	$250,000	250,000	260,625	0.51%
PHH Corp.	Senior Note (CB)	9.25%		03/01/16	$125,000	125,000	132,500	0.26%
PODS Funding Corp. II	Term Loan	LIBOR + 5.50%(7.50%	)(1)	12/31/14	$862,516	857,578	866,829	1.70%

Totals						2,419,862	2,459,375	4.82%

Telecom—CLEC
Cincinnati Bell Inc.	Senior Unsecured Notes (CB)	8.75%		03/15/18	$500,000	491,423	476,250	0.94%
Telecom—Diversified
Paetec Holding Corp.	Senior Secured Note (CB)	8.88%		06/30/17	$425,000	439,073	454,750	0.89%
Windstream Corp.	Senior Note (CB)	7.88%		11/01/17	$500,000	493,774	532,500	1.05%

Totals						932,847	987,250	1.94%

Palmetto Investors Master Fund, LLC

SPECIAL PURPOSE SCHEDULE OF INVESTMENTS TO BE SOLD TO CRESCENT CAPITAL FINANCE GROUP, INC.
December 31, 2010

Description(7)	Type of Investment(5)	Interest Rate		Maturity/ Expiration Date	Par Amount	Cost	Fair Value	% of Fair Value(4)
Telecom—Wireless
Sprint Capital Corp.	Senior Note (CB)	6.90%		05/01/19	$500,000	456,746	499,375	0.98%
U.S. Telepacific Corporation	Term Loan	LIBOR + 7.25%(9.25%	)(1)	08/16/15	$1,015,183	1,007,118	1,026,857	2.02%

Totals						1,463,864	1,526,232	3.00%

Utilities—Other
Genon Escrow Corp.	Senior Unsecured Notes (CB)	9.50%		10/15/18	$500,000	493,324	499,375	0.98%
North American Energy Alliance	Secured Note (CB)	10.88%		06/01/16	$500,000	522,933	558,750	1.10%
Race Point Power II LLC	First Lien Term Loan B	LIBOR + 6.00%(7.75%	)(1)(6)	12/22/17	$453,722	444,648	452,588	0.89%

Totals						1,460,905	1,510,713	2.97%

Total Investments						$48,026,043	$50,919,946	100.00%

(1)
A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR and/or PRIME, and which is reset periodically. For each debt investment, the interest rate in effect at December 31, 2010 has been provided. When the effective interest rate is dependent on PRIME and LIBOR, the weighted average interest rate is included in this schedule.

(2)
Security pays interest in-kind ("PIK")

(3)
Security contains a partial PIK feature

(4)
Represents percentage of total fair market value as of December 31, 2010 of the securities listed in this schedule

(5)
(CB) indicates a corporate bond security

(6)
Investment transactions are recorded on the trade date. Interest accruals begin on the settlement date. For this investment, the security was recorded on or before December 31, 2010 but the interest accrual began after December 31, 2010. Therefore, the effective interest rate included in this schedule is as of settlement date.

(7)
Industry description is unaudited.

See accompanying notes to special purpose schedule of investments to be sold to Crescent Capital Finance Group, Inc.

Palmetto Investors Master Fund, LLC

NOTES TO SPECIAL PURPOSE SCHEDULE OF INVESTMENTS TO BE SOLD TO CRESCENT CAPITAL FINANCE GROUP, INC.

December 31, 2010

1. Background

Palmetto Investors Master Fund, LLC ("Palmetto") is a Delaware limited liability company formed by and for the benefit of an accredited investor and certain employees and directors of The TCW Group, Inc.

Palmetto entered into an investment management agreement with TCW Asset Management Company ("TAMCO") pursuant to which two separately managed accounts were established; one for investments in corporate bonds and the second for investments in secured loans. Effective January 2, 2011, the TCW Leverage Finance Group of TAMCO became Crescent Capital Group, LP ("Crescent"), a new investment advisor. TAMCO, as investment advisor, appointed Crescent as sub-advisor. Pursuant to the sub-advisory relationship, Crescent continues to provide services through their new independent company, Crescent Capital Group, LP.

Crescent Capital Finance Group, Inc. ("CCFG") was formed in February 2011 to act as an externally-managed non-diversified, closed-end management investment company that intends to elect to be treated as a business development company under the Investment Company Act of 1940, as amended. CCFG's investment objective is to generate both current income and capital appreciation through debt and related equity investments. CCFG will be managed by Crescent Capital Advisors, LLC.

CCFG intends to originate and invest primarily in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as related equity securities of private U.S. lower-middle-market companies, which CCFG defines as companies with earnings before interest, taxes, depreciation and amortization ("EBITDA") of less than $40 million.

Palmetto intends to sell to CCFG certain loans and other investment assets as identified on the accompanying special purpose schedule of investments, immediately subsequent to the pricing of CCFG's initial public offering. The schedule reflects the principal balance and values of the investments as of December 31, 2010, the fiscal year end of Palmetto. The principal balances and values of the investments expected to be sold will be determined on the transaction date and may be different than the amounts reported in the special purpose schedule.

There can be no assurance that the initial public offering will be consummated or that the schedule of investments to be sold to CCFG is a complete depiction of the loans and other investment assets which will ultimately be sold.

2. Summary of significant accounting policies

Basis of Presentation

The accompanying special purpose schedule of investments to be sold to CCFG is expressed in United States dollars and has been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

Secured Loan Investments

Investments in senior loans generate a fixed spread over floating base rates such as LIBOR or the U.S. Prime Rate. These floating base rates generally reset either monthly or quarterly.

Palmetto Investors Master Fund, LLC

NOTES TO SPECIAL PURPOSE SCHEDULE OF INVESTMENTS TO BE SOLD TO CRESCENT CAPITAL FINANCE GROUP, INC.
December 31, 2010

2. Summary of significant accounting policies (Continued)

Secured Loan Income Activity

Facility, commitment or other fees related to the funding of secured loans, if material, are amortized into interest income over the expected term of the loan. The fees for the year ended December 31, 2010 were not material to Palmetto and therefore recognized immediately as income.

Secured Loan Transactions

Palmetto records investment transactions on the trade date. Investments purchased on a when-issued or delayed delivery basis may settle a month or more from the trade date. Such investments are subject to market fluctuations during this period.

Secured Loan Transfer Documents

Investments are purchased by executing an assignment agreement in the form stipulated in the applicable credit agreement (if so stipulated) or otherwise in a reasonably acceptable assignment agreement containing customary provisions for the purchase and sale of a loan. The loan is administered by a financial institution that acts as agent for the holders of the loan. Palmetto may need consent from the agent and/or borrower prior to finalization of the sale of the investment. Such consent is usually not unreasonably withheld or delayed.

Use of Estimates

The preparation of the special purpose schedule of investments to be acquired by CCFG in conformity with GAAP requires Palmetto to make estimates and assumptions that affect the amounts disclosed in the special purpose schedule of investments to be acquired by CCFG. Actual results could differ from those estimates.

Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Updated No. 2010-06, "Improving Disclosures About Fair Value Measurements" ("ASU"). The ASU requires enhanced disclosures including (1) significant transfers into and out of Levels 1 and 2, (2) disclosures about inputs and valuation techniques for Level 1 and Level 2 securities and (3) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. Disclosures (1) and (2) were effective for the first reporting period (including interim periods) beginning after December 15, 2009, and were adopted in these financial statements. Regarding disclosures (3), which is not yet effective, Palmetto is currently evaluating the impact the adoption will have on the Palmetto's special purpose schedule of investments to be sold to CCFG disclosure.

3. Investment valuations and fair value measurements

Investments included in the accompanying special purpose schedule of investments for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices or official closing prices on the primary exchange in which each

Palmetto Investors Master Fund, LLC

NOTES TO SPECIAL PURPOSE SCHEDULE OF INVESTMENTS TO BE SOLD TO CRESCENT CAPITAL FINANCE GROUP, INC.
December 31, 2010

3. Investment valuations and fair value measurements (Continued)

security trades, or if no sales are reported, based on the mean of the latest quoted bid and asked prices obtained for corporate bonds and the mean of the bid ask price obtained for secured loans from a quotation reporting system, established market makers, or pricing services.

Investments included in the accompanying special purpose schedule of investments for which market quotes are not readily available or market quotations are not considered reliable are valued at fair value by Palmetto based on similar instruments, internal assumptions and the weighting of the best available pricing inputs.

Assets and liabilities are classified based on valuation inputs used to determine fair value into three levels.

Level 1—Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that Palmetto has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by Palmetto in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, Palmetto's own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. Palmetto uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Palmetto Investors Master Fund, LLC

NOTES TO SPECIAL PURPOSE SCHEDULE OF INVESTMENTS TO BE SOLD TO CRESCENT CAPITAL FINANCE GROUP, INC.
December 31, 2010

3. Investment valuations and fair value measurements (Continued)

Categorization within the hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary by major security type of the fair valuations according to inputs used in valuing investments listed in the accompanying special purpose schedule of investments as of December 31, 2010.

Secured loans and Corporate Bonds

The accompanying special purpose schedule of investments to be acquired by CCFG consists primarily of corporate bonds and secured loans. Fixed income securities, including corporate bonds and secured loans, are primarily valued by pricing service providers that use broker dealer quotes, traded prices or valuation estimates from their internal pricing models. Standard valuation inputs used in pricing models that are commonly relevant and observable include issuer details, credit, industry, market and liquidity risk and events; benchmark interest rates, spreads and yield curves; dealer bid and ask quotes or prices, actual trades and trade volume; terms and conditions, default rates and quoted prices for similar assets. Fixed income securities that are fair valued as described herein, are categorized as Level 2 in the fair value hierarchy.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2010
Investments (at fair value)
Secured Loans	$—	$17,368,732	$—	$17,368,732
Corporate Bonds	$—	$33,551,214	—	$33,551,214

	$—	$50,919,946	$—	$50,919,946

4. Credit risk

Palmetto has broad discretion in making investments. Investments will generally consist of debt instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic economic and political developments, may significantly affect the results of the investment and the value of investments. In addition, the value of the investments may fluctuate as the general level of interest rates fluctuate.

The value of investments in loans may be detrimentally affected to the extent a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan. Palmetto may attempt to minimize this risk by maintaining low loan-to-liquidation values with each loan and the collateral underlying the loan.

Palmetto Investors Master Fund, LLC

NOTES TO SPECIAL PURPOSE SCHEDULE OF INVESTMENTS TO BE SOLD TO CRESCENT CAPITAL FINANCE GROUP, INC.
December 31, 2010

5. Commitments

In connection with Palmetto's ownership of secured loans, Palmetto is a party to certain credit agreements, providing for the issuance of letters of credit and revolving loans, which may require Palmetto to make future advances at the borrowers' discretion. The unfunded liability associated with these credit agreements is equal to the amount by which the contractual loan commitment exceeds the sum of the amount of funded debt. Palmetto had no contractual unfunded liabilities for letters of credit or revolving loans at December 31, 2010.

6. Liquidity

The market for secured loans is generally an illiquid market. Market liquidity has fluctuated over time and relates to the ability of Palmetto to sell an investment in a timely manner without substantially affecting its price. Palmetto may not be able to dispose of illiquid investments at the times and upon the terms that it might otherwise wish.

7. Subsequent Events

Subsequent events have been evaluated through June 27, 2011, the date that the financial statements are available to be issued, and no subsequent events have occurred that would require recognition or disclosure.

* * * * * * *

Palmetto Investors Master Fund, LLC

SPECIAL PURPOSE SCHEDULE OF INVESTMENTS TO BE SOLD TO CRESCENT CAPITAL FINANCE GROUP. INC. (UNAUDITED)

May 31, 2011

Description	Type of Investment(5)	Interest Rate		Maturity/ Expiration Date	Par Amount	Cost	Fair Value	% of Fair Value(4)
Aerospace
IAP Worldwide Services	First Lien Term Loan(2)	LIBOR + 5.25%(8.25%	)(1)	12/31/2012	$913,841	$785,903	$914,222	1.24%
Wyle Services Corp.	Senior Subordinate Note (CB)	10.50%		4/1/2018	$250,000	247,172	268,125	0.36%

Totals						1,033,076	1,182,347	1.60%

Airlines
American Airlines Inc.	Senior Secured Note (CB)	7.50%		3/15/2016	$650,000	650,000	645,125	0.87%
Automobile Manufacturing
American Tire Distributors Inc.	Senior Secured Note (CB)	9.75%		6/1/2017	$500,000	494,685	543,750	0.74%
Chrysler Group LLC	Tranche B Term Loan	LIBOR + 4.75%(6.00%	)(1)	5/19/2017	$541,087	538,560	538,760	0.73%
Chrysler Group LLC	Senior Secured Note (CB)	8.00%		6/15/2019	$500,000	500,000	500,000	0.68%
Cooper-Standard Automotive Inc.	Senior Unsecured Note (CB)	8.50%		5/1/2018	$300,000	300,000	325,500	0.44%
Exide Technologies	Senior Secured Note (CB)	8.63%		2/1/2018	$150,000	150,000	160,500	0.22%
Goodyear Tire & Rubber Co.	Senior Note (CB)	8.25%		8/15/2020	$500,000	496,148	548,750	0.74%
Navistar Intl Corp.	Senior Unsecured Notes (CB)	8.25%		11/1/2021	$1,025,000	1,004,841	1,130,063	1.53%
Stoneridge Inc.	Senior Secured Note (CB)	9.50%		10/15/2017	$225,000	228,925	249,750	0.34%
Transtar Holding Company	Second Lien Term Loan	PRIME+ 8.50%(10.25%	)(1)(6)	12/20/2017	$210,080	206,928	215,332	0.29%

Totals						3,920,086	4,212,404	5.69%

Automobile Parts
Delphi Corp.	Senior Unsecured Note (CB)	5.88%		5/15/2019	$285,000	285,448	285,356	0.39%
Delphi Corp.	Senior Unsecured Note (CB)	6.13%		5/15/2021	$150,000	150,000	151,125	0.20%

Totals						435,448	436,481	0.59%

Broadcast/ Outdoor
Citadel Broadcasting Corp.	Senior Note (CB)	7.75%		12/15/2018	$100,000	101,938	108,500	0.15%
DCP LLC/DCP Corp.	Senior Secured Note (CB)	10.75%		8/15/2015	$725,000	721,788	685,125	0.93%
Encompass Digital Media, Inc.	Term Loan	LIBOR + 6.00%(7.75%	)(1)	2/26/2016	$403,863	395,786	402,853	0.54%
LBI Media, Inc.	Senior Secured Note (CB)	9.25%		4/15/2019	$1,000,000	1,005,082	1,016,250	1.37%
Nexstar/Mission Broadcasting	Senior Secured Note (CB)	8.88%		4/15/2017	$345,000	350,784	376,050	0.51%
Salem Communications	Senior Secured Note (CB)	9.63%		12/15/2016	$455,000	472,227	486,850	0.66%
Univision Communications	Senior Secure Note (CB)	7.88%		11/1/2020	$500,000	503,964	527,500	0.71%
Warner Music Group/WMG Holdings	Senior Subordinate Notes (CB)	7.38%		4/15/2014	$390,000	371,950	396,825	0.54%

Totals						3,923,518	3,999,953	5.41%

Building Products
American Standard Americas	Senior Secured Note (CB)	10.75%		1/15/2016	$750,000	786,429	789,375	1.07%
Empire Today LLC	Senior Secured Note (CB)	11.38%		2/1/2017	$1,000,000	1,030,482	1,072,500	1.45%
Ply Gem Industries	Senior Secured Note (CB)	8.25%		2/15/2018	$175,000	175,000	171,938	0.23%

Totals						1,991,911	2,033,813	2.75%

Cable
Block Communications Inc.	Senior Note (CB)	8.25%		12/15/2015	$500,000	491,461	516,250	0.70%
Bresnan Broadband Holdings LLC	Senior Unsecured Notes (CB)	8.00%		12/15/2018	$500,000	500,000	532,500	0.72%
Cequel Communications Holding I	Senior Unsecured Notes (CB)	8.63%		11/15/2017	$650,000	648,362	693,875	0.94%
Insight Communications	Senior Note (CB)	9.38%		7/15/2018	$500,000	512,876	562,500	0.76%

Totals						2,152,699	2,305,125	3.12%

Chemicals
Ineos Group Holdings	Term Loan B(3)	LIBOR + 4.50%(7.50%	)(1)	12/16/2013	$769,308	658,071	796,955	1.08%
Ineos Group Holdings	Term Loan C(3)	LIBOR + 5.00%(8.00%	)(1)	12/16/2014	$755,185	646,353	782,325	1.06%
Lyondell Chemical Company	Senior Secured Note—Third Lien	11.00%		5/1/2018	$1,497,210	1,461,031	1,690,911	2.29%

Totals						2,765,456	3,270,191	4.42%

Consumer Products
Prestige Brands Inc.	Senior Note (CB)	8.25%		4/1/2018	$175,000	178,222	187,250	0.25%
Containers
Berry Plastics Escrow	Senior Secured Note (CB)	8.25%		11/15/2015	$250,000	247,848	268,750	0.36%
Reynolds Group Holdings	Senior Secured Note (CB)	6.88%		2/15/2021	$90,000	90,000	93,375	0.13%

Totals						337,848	362,125	0.49%

Palmetto Investors Master Fund, LLC

SPECIAL PURPOSE SCHEDULE OF INVESTMENTS TO BE SOLD TO CRESCENT CAPITAL FINANCE GROUP. INC. (UNAUDITED)
May 31, 2011

Description	Type of Investment(5)	Interest Rate		Maturity/ Expiration Date	Par Amount	Cost	Fair Value	% of Fair Value(4)
Diversified Financials
BRSP, LLC	$290MM Term Loan	LIBOR + 4.50%(7.50%	)(1)	6/4/2014	$1,111,774	1,058,239	1,121,502	1.52%
Vanguard Healthcare Holdings/Vanguard Healthcare Solutions Ltd.	Senior Unsecured Notes (CB)	7.75%		2/1/2019	$300,000	300,000	310,500	0.42%

Totals						1,358,239	1,432,002	1.94%

Electric Utilities
NRG Energy Inc.	Senior Unsecured Note (CB)	8.25%		9/1/2020	$250,000	250,865	257,500	0.35%
Public Service Company of New Mexico	Senior Unsecured Note (CB)	7.95%		5/15/2018	$540,000	540,937	621,599	0.84%

Totals						791,802	879,099	1.19%

Electronic/ Information/ Data Technology
Allen Systems Group Inc.	Senior Secured Note (CB)	10.50%		11/15/2016	$750,000	766,848	776,250	1.05%
Asurion, LLC	Term Loan	LIBOR + 7.50%(9.00%	)(1)	5/22/2019	$877,510	873,122	887,199	1.20%
Attachmate Corporation	First Lien Term Loan	LIBOR + 5.00%(6.50%	)(1)	4/27/2017	$223,745	222,382	225,563	0.30%
BNYConvergEx Group, LLC	Second Lien Term Loan	LIBOR + 7.00%(8.75%	)(1)(6)	12/20/2017	$370,370	362,963	379,475	0.51%
CDW LLC/CDW Finance	Senior Secured Note (CB)	8.00%		12/15/2018	$375,000	375,000	403,125	0.54%
Datatel, Inc.	Second Lien Term Loan	LIBOR + 7.25%(8.75%	)(1)	2/17/2018	$375,000	373,125	383,438	0.52%
Earthlink Inc.	Senior Note (CB)	8.88%		5/15/2019	$300,000	289,717	285,000	0.39%
Eastman Kodak Co.	Senior Secured Note (CB)	9.75%		3/1/2018	$500,000	491,482	483,750	0.65%
Echostar Holding Corp./EH Holding	Senior Unsecured Note (CB)	7.63%		6/15/2021	$150,000	150,000	154,500	0.21%
Excelitas Technologies Corp. (IDS)	Term Loan	LIBOR +5.00%(6.50%	)(1)	11/30/2016	$825,918	817,659	830,047	1.12%
First Data Corporation	Senior Unsecured Note (CB)	9.88%		9/24/2015	$275,000	256,320	283,938	0.38%
Freescale Semiconductor	Senior Secured Note (CB)	9.25%		4/15/2018	$400,000	401,287	447,000	0.60%
Interactive Data Corp.	Senior Note (CB)	10.25%		8/1/2018	$175,000	175,000	195,563	0.26%
Level 3 Financing, Inc.	Senior Unsecured Note (CB)	8.13%		7/1/2019	$455,000	451,651	462,963	0.63%
Sunquest Information Systems, Inc.	First Lien Term Loan	LIBOR + 4.50%(6.25%	)(1)(6)	12/16/2016	$221,756	219,307	223,696	0.30%
Syniverse Holdings Inc.	Senior Unsecured Notes (CB)	9.13%		1/15/2019	$275,000	275,000	295,625	0.40%
Trans Union LLC	Senior Unsecured Notes (CB)	11.38%		6/15/2018	$375,000	378,074	435,000	0.59%

Totals						6,878,937	7,152,131	9.67%

Energy
Obsidian Natural Gas Trust	$1.2 billion facility	LIBOR + 2.00%(7.00%	)(1)	11/2/2015	$455,154	459,706	464,257	0.63%
Environmental Services
Casella Waste Systems Inc.	Senior Subordinate Note (CB)	7.75%		2/15/2019	$275,000	275,000	281,875	0.38%
Finance—Other
Aircastle Ltd.	Senior Note (CB)	9.75%		8/1/2018	$460,000	486,934	520,950	0.70%
Icahn Enterprises/finance	Senior Note (CB)	8.00%		1/15/2018	$500,000	506,275	515,625	0.70%
Icahn Enterprises/finance	Senior Unsecured Notes (CB)	7.75%		1/15/2016	$650,000	649,781	671,125	0.91%
International lease Finance Corp.	Senior Note (CB)	8.25%		12/15/2020	$75,000	74,400	84,469	0.11%
International lease Finance Corp.	Senior Note (CB)	8.63%		9/15/2015	$40,000	39,517	44,425	0.06%
International lease Finance Corp.	Senior Note (CB)	6.25%		5/15/2019	$320,000	320,000	321,702	0.43%
Nuveen Investments Inc.	Second Lien Term Loan	12.50%		7/31/2015	$500,000	476,250	536,042	0.72%
Nuveen Investments Inc.	Senior Unsecured Subordinate Note (CB)	5.50%		9/15/2015	$750,000	533,095	686,250	0.93%
Provident Funding/Provident Financial PLC	Senior Note (CB)	10.13%		2/15/2019	$750,000	759,178	779,063	1.05%
RBS Worldpay, Inc.	USD Equivalent Term Loan 82A	LIBOR + 4.50%(6.25%	)(1)(6)	11/30/2017	$390,162	386,261	392,296	0.53%

Totals						4,231,690	4,551,946	6.15%

Food Processors
Blue Merger (Del Monte Foods Company)	Senior Unsecured Note (CB)	7.63%		2/15/2019	$125,000	125,000	128,125	0.17%
Bumble Bee Acquistion Co.	Senior Secured Note (CB)	9.00%		12/15/2017	$230,000	231,961	238,050	0.32%
Centerplate Volume Services America Inc.	Term Loan B	LIBOR + 8.50%(10.50%	)(1)	9/16/2016	$647,593	630,729	652,450	0.88%
Centerplate Volume Services America Inc.	Term Loan A	LIBOR + 8.00%(10.00%	)(1)	9/16/2015	$51,700	50,924	52,217	0.07%
Dean Foods Co.	Senior Unsecured Notes (CB)	9.75%		12/15/2018	$500,000	500,000	541,250	0.73%
Reddy Ice Corp.	Senior Secured Note (CB)	11.25%		3/15/2015	$750,000	783,948	776,250	1.05%

Totals						2,322,561	2,388,342	3.23%

Palmetto Investors Master Fund, LLC

SPECIAL PURPOSE SCHEDULE OF INVESTMENTS TO BE SOLD TO CRESCENT CAPITAL FINANCE GROUP. INC. (UNAUDITED)
May 31, 2011

Description	Type of Investment(5)	Interest Rate		Maturity/ Expiration Date	Par Amount	Cost	Fair Value	% of Fair Value(4)
Gaming
Ameristar Casinos Inc.	Senior Unsecured Note (CB)	7.50%		4/15/2021	$500,000	500,425	522,500	0.71%
Boyd Gaming Corp.	Senior Unsecured Note (CB)	9.13%		12/1/2018	$325,000	325,372	340,031	0.46%
Citycenter Holdings/finance	Senior Secured Note (CB)	7.63%		1/15/2016	$130,000	130,000	133,900	0.18%
Quapaw Downstream Development Authority	Senior Secured Notes (CB)	12.00%		10/15/2015	$500,000	436,920	547,500	0.74%
Wynn Las Vegas LLC/Corp.	Secure Note (CB)	7.88%		11/1/2017	$500,000	506,541	551,250	0.75%

Totals						1,899,259	2,095,181	2.83%

Healthcare Facilities
ATI Holdings, Inc. (ATI Physical Therapy)	Term Loan	LIBOR + 5.50%(7.50%	)(1)	3/15/2016	$982,340	952,870	992,163	1.34%
Aveta Holdings, LLC/MMM Holdings Inc.	Term Loan	LIBOR + 6.50%(8.50%	)(1)	4/14/2015	$422,918	410,231	425,385	0.58%
Aveta Holdings, LLC/NAMM Holdings Inc.	Term Loan	LIBOR + 6.50%(8.50%	)(1)	4/14/2015	$422,918	410,231	425,385	0.58%
Capella Healthcare	Senior Note (CB)	9.25%		7/1/2017	$275,000	273,626	297,000	0.40%
CHG Companies, Inc.	Second Lien Term Loan	LIBOR + 9.50%(11.25%	)(1)	4/7/2017	$418,952	410,573	431,521	0.58%
Emergency Medical Services/CDRT Merger Sub, Inc.	Senior Unsecured Note (CB)	8.13%		6/1/2019	$700,000	700,000	709,625	0.96%
National Speciality Hospitals, Inc. (NSH)	Term Loan	LIBOR + 6.50%(8.25%	)(1)	2/3/2017	$328,629	325,778	329,862	0.45%
National Speciality Hospitals, Inc. (NSH)	Delayed Draw Term Loan	LIBOR + 6.50%(8.25%	)(1)	2/10/2017	$57,319	56,822	57,534	0.08%
OmniCare Inc.	Senior Sub Note (CB)	7.75%		6/1/2020	$500,000	502,523	536,875	0.73%
Oncure Holdings Inc.	Senior Secured Note (CB)	11.75%		5/15/2017	$500,000	497,074	525,000	0.71%
Smile Brands Group Inc.	Term Loan B	LIBOR + 5.25%(7.00%	)(1)	12/21/2017	$232,186	228,704	232,960	0.31%
STHI Holding Corp./Sterigenics	Secured Note (CB)	8.00%		3/15/2018	$375,000	375,000	389,063	0.53%
Surgery Center Holdings, Inc.	Term Loan	LIBOR + 5.00%(6.50%	)(1)	2/4/2017	$291,334	289,878	293,701	0.40%
Universal Hospital Service	Senior Secured Note(2) (CB)	8.50%		6/1/2015	$250,000	248,204	259,375	0.35%
Virtual Radiologic Corporation	Term Loan	LIBOR + 5.50%(7.75%	)(1)	12/22/2016	$551,030	544,349	548,275	0.74%

Totals						6,225,860	6,453,724	8.72%

Healthcare Services
Decision Resources, LLC	Second Lien Credit Agreement	LIBOR + 8.00% (8.26%	)(1)	5/6/2018	$750,000	742,500	746,250	1.01%
Valitas Health Services, Inc.	Term Loan B	LIBOR + 4.50%(5.75%	)(1)	5/22/2017	$269,691	269,526	270,281	0.37%

Totals						1,012,026	1,016,531	1.37%

Healthcare Supply
DJO Finance LLC/DJO Finance Corp./Reable	Senior Subordinate Note (CB)	9.75%		10/15/2017	$330,000	335,265	346,706	0.47%
Home Builders
Hovnanian Enterprises, Inc.	Senior Secured Note (CB)	10.63%		10/15/2016	$500,000	493,102	505,000	0.68%
Hovnanian Enterprises, Inc.	Senior Unsecured Notes (CB)	11.88%		10/15/2015	$750,000	735,736	615,000	0.83%
Orleans Homebuilders, Inc.	Term Loan	LIBOR + 8.50%(10.50%	)(1)	2/5/2016	$750,000	731,250	754,219	1.02%
Standard Pacific Corp.	Senior Note (CB)	8.38%		5/15/2018	$425,000	433,984	435,625	0.59%

Totals						2,394,071	2,309,844	3.12%

Independent Finance
Ally Financial (GMAC)	Senior Unsecured Note (CB)	7.50%		9/15/2020	$250,000	248,254	270,000	0.36%
Industrial—Other
Liberty Tire Recycling	Senior Unsecured Note (CB)	11.00%		10/1/2016	$100,000	99,048	110,500	0.15%
Pittsburgh Glass Works LLC	Senior Secured Note (CB)	8.50%		4/15/2016	$500,000	517,530	526,250	0.71%
Willbros United States Holdings, Inc.	Term Loan	LIBOR + 7.50%(9.50%	)(1)	6/30/2014	$999,031	954,509	1,007,772	1.36%

Totals						1,571,087	1,644,522	2.22%

Insurance
CNO Financial Group, Inc.	Term Loan	LIBOR + 5.00%(6.25%	)(1)(6)	9/30/2016	$143,946	142,515	144,755	0.20%

Palmetto Investors Master Fund, LLC

SPECIAL PURPOSE SCHEDULE OF INVESTMENTS TO BE SOLD TO CRESCENT CAPITAL FINANCE GROUP. INC. (UNAUDITED)
May 31, 2011

Description	Type of Investment(5)	Interest Rate		Maturity/ Expiration Date	Par Amount	Cost	Fair Value	% of Fair Value(4)
Leisure
Manchester United (MU Finance PLC.)	Senior Secured Note (CB)	8.38%		2/1/2017	$600,000	605,582	651,000	0.88%
Norwegian Cruise Line (NCL Corp.)	Senior Secured Note (CB)	11.75%		11/15/2016	$500,000	495,457	584,375	0.79%
Yankee Stadium (NYC Industrial Development)	Senior Subordinate Notes (CB)	11.00%		3/1/2029	$750,000	819,937	945,188	1.28%

Totals						1,920,976	2,180,563	2.95%

Machinery
Case New Holland Inc.	Senior Note (CB)	7.88%		12/1/2017	$300,000	299,624	337,125	0.46%
Metals and Mining
Aleris International Inc.	Senior Note (CB)	7.63%		2/15/2018	$150,000	150,000	156,938	0.21%
Midwest Vanadium Pty. Ltd.	Senior Secured Note (CB)	11.50%		2/15/2018	$750,000	775,450	773,438	1.05%
Severstal Columbus LLC	Senior Secured Note (CB)	10.25%		2/15/2018	$295,000	299,368	330,400	0.45%

Totals						1,224,818	1,260,775	1.70%

Oil Equipment
Boart Longyear Management Pty. Ltd.	Unsecured Note (CB)	7.00%		4/1/2021	$365,000	365,000	378,688	0.51%
Parker Drilling Co.	Senior Note (CB)	9.13%		4/1/2018	$100,000	100,000	109,500	0.15%

Totals						465,000	488,188	0.66%

Oil Refining and Marketing
Expro Finance Luxembourg	Senior Secured Note (CB)	8.50%		12/15/2016	$525,000	515,202	514,296	0.70%
McJunkin Red Man Corp.	Senior Secured Note (CB)	9.50%		12/15/2016	$450,000	441,431	469,125	0.63%

Totals						956,633	983,421	1.33%

Oil Service
Basic Energy Services	Senior Note (CB)	7.75%		2/15/2019	$75,000	75,000	79,313	0.11%
Hercules Offshore LLC	Senior Secured Note (CB)	10.50%		10/15/2017	$300,000	303,628	316,875	0.43%

Totals						378,628	396,188	0.54%

Pharmaceuticals
Valeant Pharmaceuticals	Senior Note (CB)	7.25%		7/15/2022	$550,000	541,484	544,500	0.74%
Power
Calpine Corp.	Senior Secured Note (CB)	7.50%		2/15/2021	$225,000	225,000	235,125	0.32%
Dynegy Holdings Inc.	Senior Unsecured Note (CB)	8.38%		5/1/2016	$500,000	442,761	416,250	0.56%
Edison Mission Energy	Senior Unsecured Note (CB)	7.00%		5/15/2017	$500,000	429,391	415,000	0.56%
Sensus USA Inc.	Second Lien Term Loan	LIBOR + 7.25%(8.50%	)(1)	5/9/2018	$820,000	811,800	836,913	1.13%
Texas Competitive Electric Holdings Co. LLC/TXU Corp.	Senior Secured Note (CB)	11.50%		10/1/2020	$210,000	208,538	213,675	0.29%

Totals						2,117,491	2,116,963	2.86%

Real Estate/ Lodging
Felcor Escrow Holdings LLC	Senior Secured Note (CB)	6.75%		6/1/2019	$200,000	200,000	200,250	0.27%
Restaurants
Rare Restaurant Group LLC	Senior Secured Note (CB)	9.25%		5/15/2014	$750,000	668,857	648,750	0.88%
Retail—Food and Drug
Rite Aid Corp.	Senior Secured Note (CB)	8.00%		8/15/2020	$500,000	500,000	543,750	0.74%
Retail Stores
Advantage Sales and Marketing Inc.	Second Lien Term Loan	LIBOR+ 7.75%(9.25%	)(1)(6)	6/20/2018	$301,970	306,225	309,393	0.42%
Claire's Escrow Corp.	Senior Secured Note (CB)	8.88%		3/15/2019	$175,000	175,000	168,875	0.23%
Spencer Sp. Holdings, Inc./Spencer Gifts LLC	Senior Secured Note (CB)	11.00%		5/1/2017	$300,000	300,000	310,500	0.42%
Springs Window Fashions, LLC	First Lien Term Loan	LIBOR + 4.50%(6.00%	)(1)	5/15/2017	$146,048	143,127	144,222	0.19%
Toys R Us Property Co. I	Senior Unsecured Note (CB)	10.75%		7/15/2017	$300,000	307,590	340,500	0.46%
Toys R Us Property Co. II	Senior Secured Note (CB)	8.50%		12/1/2017	$200,000	197,688	215,500	0.29%
YCC Holdings/Yankee Finance	Senior Unsecured Notes(2) (CB)	10.25%		2/15/2016	$500,000	500,570	517,500	0.70%
YCC Holdings/Yankee Finance	Senior Unsecured Notes(2) (CB)	10.25%		2/15/2016	$500,000	500,575	521,250	0.70%

Totals						2,430,775	2,527,741	3.42%

Palmetto Investors Master Fund, LLC

SPECIAL PURPOSE SCHEDULE OF INVESTMENTS TO BE SOLD TO CRESCENT CAPITAL FINANCE GROUP. INC. (UNAUDITED)
May 31, 2011

Description	Type of Investment(5)	Interest Rate		Maturity/ Expiration Date	Par Amount	Cost	Fair Value	% of Fair Value(4)
Satellite
Geoeye Inc.	Senior Secured Note (CB)	8.63%		10/1/2016	$45,000	46,102	47,925	0.06%
Intelsat Bermuda Ltd.	Senior Unsecured Note(3) (CB)	12.50%		2/4/2017	$547,852	600,716	597,158	0.81%

Totals						646,818	645,083	0.87%

Secondary Oil & Gas Producers
Citgo Petroleum Corp.	Senior Secured Note (CB)	11.50%		7/1/2017	$425,000	420,658	495,125	0.67%
Citgo Petroleum Corp.	Term Loan C	LIBOR + 7.00%(9.00%	)(1)	6/24/2017	$985,769	972,567	1,035,762	1.40%
Laredo Petroleum Inc.	Senior Unsecured Notes (CB)	9.50%		2/15/2019	$475,000	475,000	508,250	0.69%
Sandridge Energy Inc.	Senior Unsecured Note (CB)	7.50%		3/15/2021	$500,000	502,209	518,750	0.70%

Totals						2,370,434	2,557,887	3.46%

Services—Other
Avis Budget Car Rental	Senior Unsecured Notes (CB)	8.25%		1/15/2019	$500,000	504,642	521,250	0.70%
Brickman Group Holdings Inc.	Senior Unsecured Notes (CB)	9.13%		11/1/2018	$75,000	75,951	78,375	0.11%
Brickman Group Holdings Inc.	Term Loan	LIBOR+ 5.50%(7.25%	)(1)	10/14/2016	$306,477	304,919	311,841	0.42%
Brock Holdings III, Inc.	Second Lien Term Loan Facility	LIBOR + 8.25%(10.00%	)(1)	3/16/2018	$904,937	911,838	927,560	1.25%
Mobile Mini Inc.	Senior Note (CB)	7.88%		12/1/2020	$250,000	250,000	266,250	0.36%
PHH Corp.	Senior Note (CB)	9.25%		3/1/2016	$125,000	125,000	139,375	0.19%
PODS Funding Corp. II	Term Loan	LIBOR + 5.50%(7.75%	)(1)	12/13/2014	$853,508	848,622	855,642	1.16%

Totals						3,020,973	3,100,293	4.19%

Telecom—CLEC
Cincinnati Bell Inc.	Senior Unsecured Notes (CB)	8.38%		10/15/2020	$500,000	496,721	508,750	0.69%
Telecom—Diversified
Paetec Holding Corp.	Senior Secured Note (CB)	8.88%		6/30/2017	$425,000	439,590	463,250	0.63%
Securus Technologies, Inc.	Tranche B Term Loan	LIBOR + 4.00%(6.25%	)(1)	5/31/2017	$209,521	207,426	207,426	0.28%
Windstream Corp.	Senior Note (CB)	7.88%		11/1/2017	$500,000	504,650	546,875	0.74%

Totals						1,151,665	1,217,551	1.65%

Telecom—Wireless
Sprint Capital Corp.	Senior Note (CB)	6.90%		5/1/2019	$500,000	477,979	524,375	0.71%
U.S. Telepacific Corporation	Term Loan	LIBOR+ 4.50%(5.75%	)(1)	2/20/2017	$180,152	180,152	179,927	0.24%

Totals						658,131	704,302	0.95%

Transportation—Other
SIRVA Worldwide—North American Van Lines	Second Lien Term Loan	LIBOR + 8.75%(10.75%	)(1)	3/31/2016	$625,000	606,250	610,156	0.82%
Tobacco
Vector Group Ltd.	Senior Note (CB)	11.00%		8/15/2015	$750,000	775,843	798,750	1.08%
Utilities—Other
Genon Escrow Corp.	Senior Unsecured Notes (CB)	9.50%		10/15/2018	$500,000	493,737	528,750	0.71%
North American Energy Alliance	Secured Note (CB)	10.88%		6/1/2016	$500,000	521,125	561,250	0.76%
Race Point Power II LLC	First lien Term Loan B	LIBOR + 6.00%(7.75%	)(1)(6)	12/22/2017	$450,336	441,330	453,151	0.61%

Totals						1,456,191	1,543,151	2.09%

Total Investments						$70,421,848	$73,979,865	100.00%

(1)
A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR and/or PRIME, and which is reset periodically. For each debt investment, the interest rate in effect at December 31, 2010 has been provided. When the effective interest rate is dependent on PRIME and LIBOR, the weighted average interest rate is included in this schedule

(2)
Security pays interest in-kind ("PIK")

(3)
Security contains a partial PIK feature

(4)
Represents percentage of total fair market value as of December 31, 2010 of the securites listed in this schedule

(5)
(CB) indicates a corporate bond security

(6)
Investment transactions are recorded on the trade date. Interest accruals begin on the settlement date. For this investment, the security was recorded on or before December 31, 2010 but the interest accrual began after Decmber 31, 2010. Therefore, the effective interest rate included in this schedule is as of settlement date

See accompanying notes to special purpose schedule of investments to be sold to Crescent Capital Finance Group, Inc.

Palmetto Investors Master Fund, LLC

NOTES TO SPECIAL PURPOSE SCHEDULE OF INVESTMENTS TO BE SOLD TO CRESCENT CAPITAL FINANCE GROUP, INC. (UNAUDITED)

May 31, 2011

1. Background

Palmetto Investors Master Fund, LLC ("Palmetto") is a Delaware limited liability company formed by and for the benefit of an accredited investor and certain employees and directors of The TCW Group, Inc.

Palmetto entered into an investment management agreement with TCW Asset Management Company ("TAMCO") pursuant to which two separately managed accounts were established; one for investments in high yield debt securities and the second for investments in secured loans. Effective January 2, 2011, the TCW Leverage Finance Group of TAMCO became Crescent Capital Group, LP ("Crescent"), a new investment advisor. TAMCO, as investment advisor, appointed Crescent as sub-advisor. Pursuant to the sub-advisory relationship, Crescent continues to provide services to through their new independent company, Crescent Capital Group, LP.

Crescent Capital Finance Group, Inc. ("CCFG") was formed in February 2011 to act as an externally-managed non-diversified, closed-end management investment company that intends to elect to be treated as a business development company under the Investment Company Act of 1940, as amended. CCFG's investment objective is to generate both current income and capital appreciation through debt and related equity investments. CCFG will be managed by Crescent Capital Advisors, LLC.

CCFG intends to originate and invest primarily in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as related equity securities of private U.S. lower-middle-market companies, which CCFG defines as companies with earnings before interest, taxes, depreciation and amortization ("EBITDA") of less than $40 million.

Palmetto intends to sell to CCFG certain loans and other investment assets as identified on the accompanying special purpose schedule of investments, immediately subsequent to the pricing of CCFG's initial public offering. The schedule reflects the principal balance and values of the investments expected to be sold by Palmetto to CCFG as of May 31, 2011. The principal balances and values of the investments expected to be sold will be determined on the transaction date and may be different than the amounts reported in the special purpose schedule.

There can be no assurance that the initial public offering will be consummated or that the schedule of investments to be sold to CCFG is a complete depiction of the loans and other investment assets which will ultimately be sold.

2. Summary of significant accounting policies

Basis of Presentation

The accompanying special purpose schedule of investments to be sold to CCFG is expressed in United States dollars and has been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

Secured Loan Investments

Investments in senior loans generate a fixed spread over floating base rates such as LIBOR or the U.S. Prime Rate. These floating base rates generally reset either monthly or quarterly.

Palmetto Investors Master Fund, LLC

NOTES TO SPECIAL PURPOSE SCHEDULE OF INVESTMENTS TO BE SOLD TO CRESCENT CAPITAL FINANCE GROUP, INC. (UNAUDITED)
May 31, 2011

2. Summary of significant accounting policies (Continued)

Secured Loan Income Activity

Facility, commitment or other fees related to the funding of secured loans, if material, are amortized into interest income over the expected term of the loan. The fees for the year ended December 31, 2010 were not material to Palmetto and therefore recognized immediately as income.

Secured Loan Transactions

Palmetto records investment transactions on the trade date. Investments purchased on a when-issued or delayed delivery basis may settle a month or more from the trade date. Such investments are subject to market fluctuations during this period.

Secured Loan Transfer Documents

Investments are purchased by executing an assignment agreement in the form stipulated in the applicable credit agreement (if so stipulated) or otherwise in a reasonably acceptable assignment agreement containing customary provisions for the purchase and sale of a loan. The loan is administered by a financial institution that acts as agent for the holders of the loan. Palmetto may need consent from the agent and/or borrower prior to finalization of the sale of the investment. Such consent is usually not unreasonably withheld or delayed.

Use of Estimates

The preparation of the special purpose schedule of investments to be acquired by CCFG in conformity with GAAP requires Palmetto to make estimates and assumptions that affect the amounts disclosed in the special purpose schedule of investments to be acquired by CCFG. Actual results could differ from those estimates.

Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Updated No. 2010-06, "Improving Disclosures About Fair Value Measurements" ("ASU"). The ASU requires enhanced disclosures including (1) significant transfers into and out of Levels 1 and 2, (2) disclosures about inputs and valuation techniques for Level 1 and Level 2 securities and (3) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. Disclosures (1) and (2) were effective for the first reporting period (including interim periods) beginning after December 15, 2009, and were adopted in these financial statements. Regarding disclosures (3), which is not yet effective, Palmetto is currently evaluating the impact the adoption will have on the Palmetto's special purpose schedule of investments to be sold to CCFG disclosure.

3. Investment valuations and fair value measurements

Investments included in the accompanying special purpose schedule of investments for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices or official closing prices on the primary exchange in which each

Palmetto Investors Master Fund, LLC

NOTES TO SPECIAL PURPOSE SCHEDULE OF INVESTMENTS TO BE SOLD TO CRESCENT CAPITAL FINANCE GROUP, INC. (UNAUDITED)
May 31, 2011

3. Investment valuations and fair value measurements (Continued)

security trades, or if no sales are reported, based on the mean of the latest quoted bid and asked prices obtained for corporate bonds and the mean of the bid ask price obtained for secured loans from a quotation reporting system, established market makers, or pricing services.

Investments included in the accompanying special purpose schedule of investments for which market quotes are not readily available or market quotations are not considered reliable are valued at fair value by Palmetto based on similar instruments, internal assumptions and the weighting of the best available pricing inputs.

Assets and liabilities are classified based on valuation inputs used to determine fair value into three levels.

Level 1—Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that Palmetto has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by Management in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, Management's own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. Management uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Palmetto Investors Master Fund, LLC

NOTES TO SPECIAL PURPOSE SCHEDULE OF INVESTMENTS TO BE SOLD TO CRESCENT CAPITAL FINANCE GROUP, INC. (UNAUDITED)
May 31, 2011

3. Investment valuations and fair value measurements (Continued)

Categorization within the hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary by major security type of the fair valuations according to inputs used in valuing investments listed in the accompanying special purpose schedule of investments as of May 31, 2011.

Secured loans and Corporate Bonds

The accompanying special purpose schedule of investments to be acquired by CCFG consists primarily of corporate bonds and secured loans. Fixed income securities, including corporate bonds and secured loans, are primarily valued by pricing service providers that use broker dealer quotes, traded prices or valuation estimates from their internal pricing models. Standard valuation inputs used in pricing models that are commonly relevant and observable include issuer details, credit, industry, market and liquidity risk and events; benchmark interest rates, spreads and yield curves; dealer bid and ask quotes or prices, actual trades and trade volume; terms and conditions, default rates and quoted prices for similar assets. Fixed income securities that are fair valued as described herein, are categorized as Level 2 in the fair value hierarchy.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of May 31, 2011
Investments (at fair value)
Secured Loans	$—	$24,021,597	$—	$24,021,597
Corporate Bonds	—	49,958,268	—	49,958,268

	$—	$73,979,865	$—	$73,979,865

4. Credit risk

Management has broad discretion in making investments. Investments will generally consist of debt instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic economic and political developments, may significantly affect the results of the investment and the value of investments. In addition, the value of the investments may fluctuate as the general level of interest rates fluctuate.

The value of investments in loans may be detrimentally affected to the extent a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan. Management may attempt to minimize this risk by maintaining low loan-to-liquidation values with each loan and the collateral underlying the loan.

Palmetto Investors Master Fund, LLC

NOTES TO SPECIAL PURPOSE SCHEDULE OF INVESTMENTS TO BE SOLD TO CRESCENT CAPITAL FINANCE GROUP, INC. (UNAUDITED)
May 31, 2011

5. Commitments

In connection with Palmetto's ownership of secured loans, Palmetto is a party to certain credit agreements, providing for the issuance of letters of credit and revolving loans, which may require Palmetto to make future advances at the borrowers' discretion. The unfunded liability associated with these credit agreements is equal to the amount by which the contractual loan commitment exceeds the sum of the amount of funded debt. Palmetto had no contractual unfunded liabilities for letters of credit or revolving loans at May 31, 2011.

6. Liquidity

The market for secured loans is generally an illiquid market. Market liquidity has fluctuated over time and relates to the ability of Palmetto to sell an investment in a timely manner without substantially affecting its price. Palmetto may not be able to dispose of illiquid investments at the times and upon the terms that it might otherwise wish.

* * * * * * *

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Crescent Capital Finance Group, Inc.:

We have audited the accompanying balance sheet of Crescent Capital Finance Group, Inc. (the Company) as of May 31, 2011, and the related statements of operations, changes in stockholder's equity, and cash flows for the period from February 22, 2011 (date of inception) to May 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Crescent Capital Finance Group, Inc. as of May 31, 2011, and the results of its operations and its cash flows for the period from February 22, 2011 (date of inception) to May 31, 2011, in conformity with U.S. generally accepted accounting principles.

(signed) KPMG LLP

Los Angeles, California
July 20, 2011

Crescent Capital Finance Group, Inc.

BALANCE SHEET

May 31, 2011

Assets:
Cash	$175,001
Deferred offering costs	53,317

Total Assets	$228,318

Liabilities and Stockholders' Equity:
Liabilities:
Due to Related Party	$86,638
Accrued Organization Costs	25,000

Total Liabilities	111,638
Commitments and Contingencies (Note 3)
Stockholders' Equity:
Common stock, par value $0.001 per share; 1,000 shares authorized; 1,000 shares issued and outstanding	1
Paid-in capital in excess of par value	175,000
Accumulated loss	(58,321)

Total Stockholders' Equity	116,680

Total Liabilities and Stockholders' Equity	$228,318

See accompanying notes to financial statements

Crescent Capital Finance Group, Inc.

STATEMENT OF OPERATIONS

For the period February 22, 2011 (date of inception) to May 31, 2011

Income:	$—
Expenses:
Organization Costs	58,321

Net Loss	$(58,321)

See accompanying notes to financial statements

Crescent Capital Finance Group, Inc.

STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY

For the period February 22, 2011 (date of inception) to May 31, 2011

	Common Stock	Paid-in Capital in excess of Par Value	Accumulated Loss	Total Stockholder's Equity
February 22, 2011	$—	$—	$—	$—
Contribution from Crescent Capital Group LP	1	175,000	—	175,001
Net Loss	—	—	(58,321)	(58,321)

May 31, 2011	$1	$175,000	$(58,321)	$116,680

See accompanying notes to financial statements

Crescent Capital Finance Group, Inc.

STATEMENT OF CASH FLOWS

For the period February 22, 2011 (date of inception) to May 31, 2011

Cash flows from operating activities:
Net Loss	$(58,321)
Adjustments to reconcile net loss to net cash used in operating activities:
Increase in due to related party	33,321
Increase in accrued organization costs	25,000

Net cash used in operating activities	—

Cash flows from financing activities:
Contribution from Crescent Capital Group LP	175,001

Net cash provided by financing activities	175,001

Net increase in cash	175,001
Cash:
Beginning balance	—

Ending balance	$175,001

See accompanying notes to financial statements

Crescent Capital Finance Group, Inc.

NOTES TO FINANCIAL STATEMENTS

May 31, 2011

Note 1. Organization

Crescent Capital Finance Group, Inc. (the "Company") was formed on February 22, 2011 as a Delaware corporation structured as an externally managed, closed-end, non-diversified management investment company. The Company intends to file an election to be treated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"), and as a regulated investment company for U.S. federal tax purposes prior to the pricing of its initial public offering. The Company will be managed by CCFG Advisors, LLC (the "Investment Adviser"). Crescent Capital Administration, LLC (the "Administrator") will provide the administrative services necessary for the Company to operate. The Company has had no operations other than the sale of 1,000 shares of common stock for $175,001 ($175.00 per share). All of the outstanding shares of the Company's common stock are owned by Crescent Capital Group LP.

The Company's investment objective is to maximize the total return to the Company's stockholders in the form of current income and capital appreciation through debt and related equity investments. The Company will seek to achieve its investment objectives by originating and investing primarily in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as related equity securities of private U.S. lower-middle-market companies, which the Company defines as companies with earnings before interest, taxes, depreciation and amortization ("EBITDA") of less than $40 million.

Note 2. Summary Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America ("GAAP").

Cash

Cash consists of demand deposits at a financial institution.

Deferred Offering Costs

Deferred offering costs consist primarily of regulatory fees in connection with the Company's anticipated initial public offering.

Accrued Organization Costs

Accrued organization costs consist principally of legal and regulatory fees incurred in connection with the organization of the Company and have been expensed as incurred.

U.S. Federal Income Taxes

The Company intends to operate so as to qualify and elect to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code ("Code"). If the Company so qualifies, it will not be subject to federal income tax on the portion of its taxable income and gains distributed to its stockholders. To qualify as a RIC, the Company is required to distribute at least 90% of its investment company taxable income as defined by the Code. Although not required for it to maintain its RIC tax

Crescent Capital Finance Group, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2011

Note 2. Summary Significant Accounting Policies (Continued)

status, the Company must also distribute an amount at least equal to the sum of 98% of its ordinary income (during each calendar year) plus 98.2% of its net capital gains (during each 12-month period ending on October 31) to avoid a 4% excise tax.

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying footnotes. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

New Accounting Standards

Management does not believe any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statements.

Note 3. Related Parties

All of the outstanding shares of the Company's common stock are owned by Crescent Capital Group LP. ("CCG LP"). CCG LP is also the sole member of the Investment Adviser and the Administrator. CCG LP has paid $53,317 of offering costs and $33,321 of organization costs on behalf of the Company which are recorded in Due to Related Party on the balance sheet.

CCFG intends to enter into a license agreement with CCG LP under which CCG LP will grant CCFG a non-exclusive, royalty-free license to use the name "Crescent Capital". CCFG also intends to enter into an investment advisory agreement with the Investment Adviser. In that regard, the Investment Adviser intends to enter into a resource sharing agreement with CCG LP. CCG LP will provide the Investment Adviser with the resources necessary to fulfill its obligations under the agreement.

CCFG also intends to enter into an administrative agreement with the Administrator. The administrative agreement will require CCFG to reimburse the Administrator for its allocable portion of overhead and other expenses. To the extent the Administrator outsources any of its functions, CCFG will pay the fees associated with such functions on a direct basis, without incremental profit to the Administrator.

Note 4. Credit Facility

CCFG executed a commitment letter with ING Capital LLC on May 16, 2011 for a credit facility providing for borrowings of up to $125.0 million with a targeted initial closing amount of $75.0 million. The closing of the credit facility is contingent on a number of conditions including, without limitation, the closing of the anticipated public offering. Once the credit facility is executed, CCFG intends to use the borrowings under the credit facility to make investments and for other general corporate purposes.

Note 5. Commitments and Contingencies

Initial organization and offering costs will be borne by the Company upon consummation of its proposed initial public offering. Should the Company not be successful in the initial public offering, initial organization and offering costs incurred will be borne by the Company's Investment Adviser.

Crescent Capital Finance Group, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2011

Note 6. Stockholder's Equity

The Company has an authorized 1,000 shares of its common stock with a par value of $0.001 per share.

Note 7. Indemnification

Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business the Company enters into contracts that contain a variety of representations which provide general indemnifications. The Company's maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

Note 8. Subsequent Event Contingency (Unaudited)

Upon consummation of the Company's proposed initial public offering of common stock, the Investment Adviser has agreed to pay to the underwriters a portion of the sales load, in the amount of $2,000,000 ($            if the underwriters exercise their overallotment option in full) with respect to the offering. The Company will be obligated to repay this amount (a) if during any four consecutive calendar quarter-periods ending on or after the one year anniversary of the closing of the offering, the Company's pre-incentive fee net investment income (as defined in the investment advisory agreement with the Investment Adviser) equals or exceeds 1.75% (7.0% annualized) of the Company's net assets at the beginning of such period (as adjusted for any issuances or repurchases of shares of the Company's common stock) or (b) upon the Company's liquidation. If one or more of these events does not occur within 3 years of the date of the initial public offering, the Company will not be obligated to repay this amount. The Company will repay such amount to the Investment Adviser in cash. Should the Company not be successful in the initial public offering, then no contingency would exist.

                        Shares

Crescent Capital Finance Group, Inc.

Common Stock

PRELIMINARY PROSPECTUS

                        , 2011

UBS Investment Bank
Morgan Stanley
Credit Suisse
RBC Capital Markets
Janney Montgomery Scott
JMP Securities

Through and including                        , 2011 (25 days after the date of the prospectus), U.S. federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers' obligations to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

CRESCENT CAPITAL FINANCE GROUP, INC.
PART C
OTHER INFORMATION

Item 25.    Financial Statements and Exhibits

(1)    Financial statements

None.

(2)    Exhibits

(a)(1)	Certificate of Incorporation(2)
(a)(2)	Amended and Restated Certificate of Incorporation(2)
(b)(1)	Bylaws(2)
(c)	Not applicable
(d)	Form of Stock Certificate(2)
(e)	Form of Dividend Reinvestment Plan(2)
(f)	Not applicable
(g)	Form of Investment Advisory Agreement between Registrant and CCFG Advisors, LLC(2)
(h)	Form of Underwriting Agreement(1)
(i)	Not applicable
(j)	Form of Custody Agreement(1)
(k)(1)	Form of Service Agreement for Transfer Agent Services(1)
(k)(2)	Form of Administration Agreement between Registrant and Crescent Capital Administration, LLC(2)
(k)(3)	Form of Trademark License Agreement between the Registrant and Crescent Capital Group(2)
(k)(4)	Form of Subscription Agreement between Registrant and Investors in Private Placement(2)
(k)(5)	Form of Portfolio Sale Agreement between Registrant and the Seller
(k)(6)	Agreement Regarding Payment of Sales Load by and between the Registrant and CCFG Advisors(2)
(l)(1)	Form of Opinion and Consent of Dechert LLP, special counsel for Registrant(2)
(m)	Not applicable
(n)(2)	Consent of Deloitte & Touche LLP
(n)(3)	Consent of KPMG LLP
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)	Code of Ethics of Crescent Capital Finance Group, Inc. and CCFG Advisors, LLC(2)

(1)
To be filed by amendment.

(2)
Previously filed.

Item 26.    Marketing Arrangements

The information contained under the heading "Underwriting" on this Registration Statement is incorporated herein by reference.

Item 27.    Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	$20,317.50
FINRA filing fee	18,000.00
New York Stock Exchange listing fees	50,000.00	(1)
Printing expenses	125,000.00	(1)
Accounting fees and expenses	50,000.00	(1)
Legal fees and expenses	1,500,000.00	(1)
Miscellaneous	191,283.00	(1)

Total	$1,954,600.50	(1)

(1)
These amounts are estimates.

All of the expenses set forth above shall be borne by Crescent Capital Finance Group, Inc. (the "Company").

Item 28.    Persons Controlled by or Under Common Control

Immediately prior to this offering, Crescent Capital Group LP will own shares of the Registrant representing 100% of the common stock outstanding. Following the completion of this offering, Crescent Capital Group LP share ownership is expected to represent approximately        % of the common stock outstanding. Crescent Capital Group LP also owns 100% of the membership interests of each of CCFG Advisors, LLC and Crescent Capital Administration, LLC.

Item 29.    Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Company's common stock as of July 1, 2011.

Title of Class	Number of Record Holders

Common Stock, $0.001 par value	1

Item 30.    Indemnification

As permitted by Section 102 of the General Corporation Law of the State of Delaware, or the DGCL, we have adopted provisions in our certificate of incorporation, as amended, that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to us or our stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for: any breach of the director's duty of loyalty to us or our stockholders; any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.

Our certificate of incorporation and bylaws provide that all directors, officers, employees and agents of the registrant shall be entitled to be indemnified by us to the fullest extent permitted by the DGCL, subject to the requirements of the 1940 Act. Under Section 145 of the DGCL, we are permitted to offer indemnification to our directors, officers, employees and agents.

Section 145(a) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise. Such indemnity may be against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person's conduct was unlawful.

Section 145(b) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 145(g) of the DGCL provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any liability asserted against the person in any such capacity, or arising out of the person's status as such, regardless of whether the corporation would have the power to indemnify the person against such liability under the provisions of the law. We have obtained liability insurance for the benefit of our directors and officers.

We intend to obtain primary and excess insurance policies insuring our directors and officers against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on our behalf, may also pay amounts for which we have granted indemnification to the directors or officers.

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, CCFG Advisors, LLC (the "Adviser") and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser's services under the Investment Advisory Agreement or otherwise as an investment adviser of the Company.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Crescent Capital Administration, LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Crescent Capital Administration, LLC's services under the Administration Agreement or otherwise as administrator for the Company.

The Underwriting Agreement will provide that each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act, the Exchange Act, the 1940 Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through the managing Underwriter to the Company expressly for use in this Registration Statement (or in the Registration Statement as amended by any post-effective amendment hereof by the Company) or in the Prospectus contained in this Registration Statement, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in this Registration Statement or such Prospectus or necessary to make such information not misleading.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.    Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled "Management." Additional information regarding the Adviser and its officers and directors will be set forth in its Form ADV to be filed with the Securities and Exchange Commission.

Item 32.    Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)
the Registrant, Crescent Capital Finance Group, Inc., 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025;

(2)
the Transfer Agent, Mellon Investor Services LLC, 480 Washington Blvd., Jersey City, NJ 07310;

(3)
the Custodian, The Bank of New York Mellon, One Wall Street, New York, NY 10286; and

(4)
the Adviser, CCFG Advisors, LLC, 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025.

Item 33.    Management Services

Not Applicable.

Item 34.    Undertakings

(1)
The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

(2)
Not applicable.

(3)
Not applicable.

(4)
Not applicable.

(5)
The Registrant undertakes that:

(a)
For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)
For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)
Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of Los Angeles, in the State of California, on the 22nd day of July 2011.

CRESCENT CAPITAL FINANCE GROUP, INC.
By:	/s/ MICHAEL PARKS Name: Michael Parks Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ MICHAEL PARKS Michael Parks	Chief Executive Officer and Director (Principal Executive Officer)	July 22, 2011
/s/ JOSEPH J. KEENAN Joseph Keenan	Chief Financial Officer, Treasurer and Secretary (Principal Financial and Accounting Officer)	July 22, 2011
* Mark Attanasio	Chairman of the Board of Directors	July 22, 2011
* Eric Holoman	Director	July 22, 2011
* Stephen Patrick	Director	July 22, 2011
* Michael Zimmerman	Director	July 22, 2011

*
Signed by Michael Parks on behalf of those identified pursuant to his designation as an attorney-in-fact signed by each on June 28, 2011.